-----------------------------------------------------------------------------

                      CONVERGENT COMMUNICATIONS, INC.

                                as Issuer


                                   and


                       NORWEST BANK COLORADO, N.A.

                                 Trustee


                             ---------------

                                Indenture

                        Dated as of April 2, 1998

                             ---------------

                 $ 160,000,000 aggregate principal amount

                    13% Series A Senior Notes due 2008
                    13% Series B Senior Notes due 2008

-----------------------------------------------------------------------------

                           CONVERGENT COMMUNICATIONS, INC.

                  RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT
                      AND INDENTURE, DATED AS OF APRIL 2, 1998

Trust Indenture                               Indenture
  Act Section                                   Section
---------------                               ---------
Section 310(a)(1).........................    607
           (a)(2).........................    607
           (b)............................    604, 608
Section 311...............................    101, 604
Section 312(a)............................    701
            (b)...........................    704
            (c)...........................    704
Section 313...............................    101
           (a)............................    702
           (c)............................    601, 702, 703
Section 314(a)............................    703, 1020
           (d)............................    1203, 1204
Section 315...............................    512
           (a-d)..........................    602
           (e)............................    608
Section 316(c)............................    104

-------------------
Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of this Indenture.

                                  Table of Contents

                                                                                 Page
                                                                                 ----
ARTICLE I DEFINITIONS AND OTHER PROVISIONSOF GENERAL APPLICATION . . . . . . . . . .1
     SECTION 101.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     SECTION 102.  Compliance Certificates and Opinions. . . . . . . . . . . . . . 26
     SECTION 103.  Form of Documents Delivered to Trustee. . . . . . . . . . . . . 27
     SECTION 104.  Acts of Holders . . . . . . . . . . . . . . . . . . . . . . . . 27
     SECTION 105.  Notices, etc., to Trustee and Company . . . . . . . . . . . . . 29
     SECTION 106.  Notice to Holders; Waiver . . . . . . . . . . . . . . . . . . . 29
     SECTION 107.  Effect of Headings and Table of Contents. . . . . . . . . . . . 30
     SECTION 108.  Successors and Assigns. . . . . . . . . . . . . . . . . . . . . 30
     SECTION 109.  Separability Clause . . . . . . . . . . . . . . . . . . . . . . 30
     SECTION 110.  Benefits of Indenture . . . . . . . . . . . . . . . . . . . . . 30
     SECTION 111.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . . . 30
     SECTION 112.  Legal Holidays. . . . . . . . . . . . . . . . . . . . . . . . . 31
     SECTION 113.  Trust Indenture Act Controls. . . . . . . . . . . . . . . . . . 31
     SECTION 114.  No Recourse Against Others. . . . . . . . . . . . . . . . . . . 31
     SECTION 115.  Rules of Construction . . . . . . . . . . . . . . . . . . . . . 31
     SECTION 116.  Independence of Covenants . . . . . . . . . . . . . . . . . . . 32
     SECTION 117.  Exhibits. . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     SECTION 118.  Duplicate Originals . . . . . . . . . . . . . . . . . . . . . . 32

ARTICLE II     NOTE FORMS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
     SECTION 201.  Forms Generally . . . . . . . . . . . . . . . . . . . . . . . . 32

ARTICLE III    THE NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     SECTION 301.  Amount. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33
     SECTION 302.  Denominations . . . . . . . . . . . . . . . . . . . . . . . . . 34
     SECTION 303.  Execution, Authentication, Delivery and Dating. . . . . . . . . 34
     SECTION 304.  Temporary Notes . . . . . . . . . . . . . . . . . . . . . . . . 37
     SECTION 305.  Registration, Registration of Transfer and Exchange . . . . . . 38
     SECTION 306.  Mutilated, Destroyed, Lost and Stolen Notes . . . . . . . . . . 39
     SECTION 307.  Payment of Interest; Interest Rights Preserved. . . . . . . . . 40
     SECTION 308.  Persons Deemed Owners . . . . . . . . . . . . . . . . . . . . . 41
     SECTION 309.  Cancellation. . . . . . . . . . . . . . . . . . . . . . . . . . 41
     SECTION 310.  Computation of Interest . . . . . . . . . . . . . . . . . . . . 42
     SECTION 311.  Transfer and Exchange . . . . . . . . . . . . . . . . . . . . . 42
     SECTION 312.  "CUSIP" and "ISIN" Numbers. . . . . . . . . . . . . . . . . . . 47
     SECTION 313.  Deposits of Monies. . . . . . . . . . . . . . . . . . . . . . . 47


                                     i


ARTICLE IV     SATISFACTION AND DISCHARGE. . . . . . . . . . . . . . . . . . . . . 48
     SECTION 401.  Satisfaction and Discharge of Indenture . . . . . . . . . . . . 48
     SECTION 402.  Application of Trust Money. . . . . . . . . . . . . . . . . . . 49

ARTICLE V REMEDIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 49
     SECTION 501.  Events of Default . . . . . . . . . . . . . . . . . . . . . . . 49
     SECTION 502.  Acceleration of Maturity; Rescission and Annulment. . . . . . . 51
     SECTION 503.  Collection of Indebtedness and Suits for
                   Enforcement by Trustee  . . . . . . . . . . . . . . . . . . . . 53
     SECTION 504.  Trustee May File Proofs of Claim. . . . . . . . . . . . . . . . 53
     SECTION 505.  Trustee May Enforce Claims Without Possession of Notes. . . . . 54
     SECTION 506.  Application of Money Collected. . . . . . . . . . . . . . . . . 55
     SECTION 507.  Limitation on Suits . . . . . . . . . . . . . . . . . . . . . . 55
     SECTION 508.  Unconditional Right of Holders to Receive
                   Principal, Premium and Interest . . . . . . . . . . . . . . . . 56
     SECTION 509.  Restoration of Rights and Remedies. . . . . . . . . . . . . . . 56
     SECTION 510.  Rights and Remedies Cumulative. . . . . . . . . . . . . . . . . 56
     SECTION 511.  Delay or Omission Not Waiver. . . . . . . . . . . . . . . . . . 57
     SECTION 512.  Control by Holders. . . . . . . . . . . . . . . . . . . . . . . 57
     SECTION 513.  Waiver of Past Defaults . . . . . . . . . . . . . . . . . . . . 57
     SECTION 514.  Waiver of Stay or Extension Laws. . . . . . . . . . . . . . . . 58

ARTICLE VI     THE TRUSTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . 58
     SECTION 601.  Notice of Defaults. . . . . . . . . . . . . . . . . . . . . . . 58
     SECTION 602.  Certain Rights of Trustee . . . . . . . . . . . . . . . . . . . 59
     SECTION 603.  Trustee Not Responsible for Recitals or Issuance of Notes . . . 60
     SECTION 604.  May Hold Notes. . . . . . . . . . . . . . . . . . . . . . . . . 60
     SECTION 605.  Money Held in Trust . . . . . . . . . . . . . . . . . . . . . . 61
     SECTION 606.  Compensation and Reimbursement. . . . . . . . . . . . . . . . . 61
     SECTION 607.  Corporate Trustee Required; Eligibility . . . . . . . . . . . . 62
     SECTION 608.  Resignation and Removal; Appointment of Successor . . . . . . . 62
     SECTION 609.  Acceptance of Appointment by Successor. . . . . . . . . . . . . 64
     SECTION 610.  Merger, Conversion, Consolidation or Succession to
                   Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . 64
     SECTION 611.  Appointment of Authenticating Agent . . . . . . . . . . . . . . 65
     SECTION 612.  Certain Duties and Responsibilities . . . . . . . . . . . . . . 66

ARTICLE VII    HOLDERS' LISTS AND REPORTS BY TRUSTEE
               AND COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . 67
     SECTION 701.  Preservation of Information; Company to Furnish
                   Trustee Names and Addresses of Holders. . . . . . . . . . . . . 67
     SECTION 702.  Reports by Trustee. . . . . . . . . . . . . . . . . . . . . . . 68
     SECTION 703.  Reports by Company. . . . . . . . . . . . . . . . . . . . . . . 68


                                      ii


     SECTION 704.  Communications of Holders . . . . . . . . . . . . . . . . . . . 69

ARTICLE VIII   CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE. . . . . . . . 69
     SECTION 801.  Company May Consolidate, etc., Only on Certain Terms. . . . . . 69
     SECTION 802.  Successor Substituted . . . . . . . . . . . . . . . . . . . . . 71

ARTICLE IX     AMENDMENTS; WAIVERS; SUPPLEMENTAL
               INDENTURES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71
     SECTION 901.  Amendments; Waivers and Supplemental Indentures
                   Without Consent of Holders  . . . . . . . . . . . . . . . . . . 71
     SECTION 902.  Modification, Amendments and Supplemental
                   Indentures with Consent of Holders  . . . . . . . . . . . . . . 72
     SECTION 903.  Execution of Supplemental Indentures. . . . . . . . . . . . . . 73
     SECTION 904.  Effect of Supplemental Indentures . . . . . . . . . . . . . . . 74
     SECTION 905.  Conformity with Trust Indenture Act . . . . . . . . . . . . . . 74
     SECTION 906.  Reference in Notes to Supplemental Indentures . . . . . . . . . 74
     SECTION 907.  Notice of Supplemental Indentures . . . . . . . . . . . . . . . 74

ARTICLE X COVENANTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 75
     SECTION 1001.  Payment of Principal, Premium, If Any, and Interest. . . . . . 75
     SECTION 1002.  Maintenance of Office or Agency. . . . . . . . . . . . . . . . 75
     SECTION 1003.  Money for Notes Payments to Be Held in Trust . . . . . . . . . 75
     SECTION 1004.  Corporate Existence. . . . . . . . . . . . . . . . . . . . . . 77
     SECTION 1005.  Payment of Taxes and Other Claims. . . . . . . . . . . . . . . 77
     SECTION 1006.  Maintenance of Properties. . . . . . . . . . . . . . . . . . . 78
     SECTION 1007.  Statement by Officers As to Default. . . . . . . . . . . . . . 78
     SECTION 1008.  Limitation on Indebtedness . . . . . . . . . . . . . . . . . . 78
     SECTION 1009.  Limitation on Restricted Payments. . . . . . . . . . . . . . . 80
     SECTION 1010.  Limitation on Issuances and Sales of Capital
                    Stock of Restricted Subsidiaries . . . . . . . . . . . . . . . 83
     SECTION 1011.  Limitation on Transactions with Affiliates . . . . . . . . . . 84
     SECTION 1012.  Limitation on Liens. . . . . . . . . . . . . . . . . . . . . . 84
     SECTION 1013.  Limitations on Issuances of Guarantees of
                    Indebtedness by Restricted Subsidiaries. . . . . . . . . . . . 85
     SECTION 1014.  Change of Control. . . . . . . . . . . . . . . . . . . . . . . 86
     SECTION 1015.  Disposition of Proceeds of Asset Sales . . . . . . . . . . . . 87
     SECTION 1016.  Limitation on Dividend and Other Payment
                    Restrictions Affecting Restricted Subsidiaries . . . . . . . . 90
     SECTION 1017.  Designations of Unrestricted Subsidiaries. . . . . . . . . . . 91
     SECTION 1018.  Maintenance of Insurance . . . . . . . . . . . . . . . . . . . 93
     SECTION 1019.  Business of the Company. . . . . . . . . . . . . . . . . . . . 93
     SECTION 1020.  Provision of Financial Statements and Reports. . . . . . . . . 93


                                     iii


     SECTION 1021.  Waiver of Certain Covenants. . . . . . . . . . . . . . . . . . 94
     SECTION 1022.  Limitations on Status as Investment Company. . . . . . . . . . 94
     SECTION 1023.  Collateral Account.. . . . . . . . . . . . . . . . . . . . . . 94

ARTICLE XI     REDEMPTION OF NOTES . . . . . . . . . . . . . . . . . . . . . . . . 95
     SECTION 1101.  Right of Redemption. . . . . . . . . . . . . . . . . . . . . . 95
     SECTION 1102.  Redemption . . . . . . . . . . . . . . . . . . . . . . . . . . 95
     SECTION 1103.  Applicability of Article . . . . . . . . . . . . . . . . . . . 96
     SECTION 1104.  Election to Redeem; Notice to Trustee. . . . . . . . . . . . . 96
     SECTION 1105.  Selection by Trustee of Notes to Be Redeemed . . . . . . . . . 96
     SECTION 1106.  Notice of Redemption . . . . . . . . . . . . . . . . . . . . . 97
     SECTION 1107.  Deposit of Redemption Price. . . . . . . . . . . . . . . . . . 97
     SECTION 1108.  Notes Payable on Redemption Date . . . . . . . . . . . . . . . 98
     SECTION 1109.  Notes Redeemed in Part . . . . . . . . . . . . . . . . . . . . 98

ARTICLE XII    COLLATERAL AND SECURITY . . . . . . . . . . . . . . . . . . . . . . 99
     SECTION 1201.  Security Agreement . . . . . . . . . . . . . . . . . . . . . . 99
     SECTION 1202.  Recording and Opinions . . . . . . . . . . . . . . . . . . . . 99
     SECTION 1203.  Release of Collateral. . . . . . . . . . . . . . . . . . . . .100
     SECTION 1204.  Certificates of the Company. . . . . . . . . . . . . . . . . .101
     SECTION 1205.  Authorization of Actions to be Taken by the
                    Trustee Under the Deposit Agreement. . . . . . . . . . . . . .101
     SECTION 1206.  Authorization of Receipt of Funds by the Trustee
                    Under the Collateral Documents . . . . . . . . . . . . . . . .102
     SECTION 1207.  Termination of Security Interest . . . . . . . . . . . . . . .102

ARTICLE XIII   LEGAL DEFEASANCE AND COVENANT DEFEASANCE. . . . . . . . . . . . . .102
     SECTION 1301.  Company's Option to Effect Defeasance or
                    Covenant Defeasance. . . . . . . . . . . . . . . . . . . . . .102
     SECTION 1302.  Legal Defeasance and Discharge . . . . . . . . . . . . . . . .102
     SECTION 1303.  Covenant Defeasance. . . . . . . . . . . . . . . . . . . . . .103
     SECTION 1304.  Conditions to Legal Defeasance or Covenant Defeasance. . . . .103
     SECTION 1305.  Deposited Money and Government Securities to Be
                    Held in Trust; Other Miscellaneous Provisions. . . . . . . . .105
     SECTION 1306.  Reinstatement. . . . . . . . . . . . . . . . . . . . . . . . .106


                                     iv


ARTICLE XIV    MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . .106
     SECTION 1401.  Rules by Trustee and Agents. . . . . . . . . . . . . . . . . .107
     SECTION 1402.  No Adverse Interpretation of Other Agreements. . . . . . . . .107
     SECTION 1403.  Further Instruments and Acts . . . . . . . . . . . . . . . . .107

                                                                    Page
                                                                    ----

                                                                    Page
                                                                    ----

                                                                                 Page
                                                                                 ----
                                       EXHIBITS

     Exhibit A Form of Initial Note. . . . . . . . . . . . . . . . . . . . . . . .A-1

     Exhibit B Form of Exchange Note . . . . . . . . . . . . . . . . . . . . . . .B-1

     Exhibit C Form of Transfer Certificate for Transfer from U.S. Global
               Note to Regulation S Temporary Global Note  . . . . . . . . . . . .C-1

     Exhibit D Form of Transfer Certificate for Transfer from Regulation S
               Temporary Global Noteto U.S. Global Note. . . . . . . . . . . . . .D-1

     Exhibit E Form of Transfer Certificate for Transfer from Global Note or Transfer Restricted Security to Transfer Restricted
               Security. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .E-1

     Exhibit F Form of Certificate for Transfers of Regulation S Temporary Global
               Note for Regulation S Permanent Global Note . . . . . . . . . . . .F-1

     Exhibit G Form of Certificate for Transfers of Regulation S Temporary Global
               Note for Regulation S Permanent Global Note . . . . . . . . . . . .G-1

     Exhibit H Form of Certificate for Transfers of Regulation S Permanent Global
               Note for Certificated Securities. . . . . . . . . . . . . . . . . .H-1

                                    viii

          INDENTURE, dated as of April 2, 1998, between CONVERGENT COMMUNICATIONS, INC., a corporation duly organized and existing under the laws of the State of Colorado (herein called the "COMPANY"), having its principal office at 67 Inverness Drive East, Suite 110, Englewood, Colorado 80112, and NORWEST BANK COLORADO, N.A., a national banking association, as Trustee (herein called the "TRUSTEE").

                               RECITALS OF THE COMPANY

          The Company has duly authorized the creation of and issuance of its 13% Series A Senior Notes due 2008 (the "INITIAL NOTES"), and its 13% Series B Senior Notes due 2008 (the "EXCHANGE NOTES" and, together with the Initial Notes, the "NOTES"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          Upon the issuance of the Exchange Notes, if any, or the effectiveness of the Shelf Registration Statement (as defined herein), this Indenture shall be subject to, and shall be governed by the provisions of, the Trust Indenture Act that are required to be part of or deemed to be part of and to govern the indentures qualified thereunder.

          All things necessary have been done to make the Notes, when duly executed and duly issued by the Company and authenticated and delivered hereunder by the Trustee or the Authenticating Agent, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its terms.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          It is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:


                               ARTICLE I

                     DEFINITIONS AND OTHER PROVISIONS
                          OF GENERAL APPLICATION

SECTION 101.  DEFINITIONS.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein, and the terms "CASH TRANSACTION" and "SELF-LIQUIDATING PAPER," as used in TIA Section 311, shall have the meanings assigned to them in the rules of the Commission adopted under the Trust Indenture Act;

          (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date hereof; and

          (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "ACQUIRED INDEBTEDNESS" means Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary or assumed in connection with an Asset Acquisition by such Person and not incurred in connection with, or in anticipation of, such Person becoming a Restricted Subsidiary or such Asset Acquisition; PROVIDED that Indebtedness of such Person which is redeemed, defeased, retired or otherwise repaid at the time of or immediately upon consummation of the transactions by which such Person becomes a Restricted Subsidiary or such Asset Acquisition shall not constitute Acquired Indebtedness.

          "ACT", when used with respect to any Holder, has the meaning specified in Section 104.

          "AFFILIATE" of any specified Person means any other Person which, directly or indirectly, controls, is controlled by or is under direct or indirect common control with, such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

          "AFFILIATE TRANSACTION" has the meaning specified in Section 1011.

          "APPLICABLE PROCEDURES" means, with respect to any transfer or exchange of or for security entitlements in any Global Note, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

          "ASSET ACQUISITION" means (i) any capital contribution (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise) by the Company or any Restricted Subsidiary to any other Person, or any acquisition or purchase of Capital Stock of any other Person by the Company or any Restricted Subsidiary, in either case pursuant to which such Person shall (a) become a Restricted Subsidiary or (b) shall be merged with or into the Company or any Restricted Subsidiary or (ii) any acquisition by the Company or any Restricted Subsidiary of the assets of any Person which constitute substantially all of an operating unit or line of business of such Person or which is otherwise outside of the ordinary course of business.

          "ASSET SALE" means any direct or indirect sale, conveyance, transfer or lease (that has the effect of a disposition and is not for security purposes) or other disposition (that is not for security purposes) to any Person other than the Company or a Restricted Subsidiary, in one transaction or a series of related transactions, of (i) the Capital Stock of any Restricted Subsidiary (other than customary stock option programs), (ii) any assets of the Company or any Restricted Subsidiary which constitute substantially all of an operating unit or line of business of the Company and the Restricted Subsidiaries or
(iii) any other property or asset of the Company or any Restricted Subsidiary outside of the ordinary course of business. For the purposes of this definition, the term "Asset Sale" shall not include (i) any disposition of properties and assets of the Company and/or the Restricted Subsidiaries that is governed under
Section 801 (ii) sales of property or equipment that have become worn out, obsolete or damaged or otherwise unsuitable for use in connection with the business of the Company or any Restricted Subsidiary, as the case may be,
(iii) for purposes of Section 1015, any sale, conveyance, transfer, lease or other disposition of any property or asset, whether in one transaction or a series of related transactions occurring within one year, involving assets with a Fair Market Value not in excess of $1.0 million, (iv) a Restricted Payment that is permitted by Section 1009 and (v) sales of Cash Equivalents.

          "ASSET SALE OFFER" has the meaning specified in Section 1015.

          "ASSET SALE OFFER PAYMENT DATE" has the meaning specified in Section 1015.

          "ASSET SALE OFFER PURCHASE PRICE" has the meaning specified in Section 1015.

          "AUTHENTICATING AGENT" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Notes.

          "AVERAGE LIFE TO STATED MATURITY" means, with respect to any Indebtedness, as at any date of determination, the quotient obtained by dividing
(i) the sum
of the products of (a) the number of years from such date to the date or dates of each successive scheduled principal payment (including, without limitation, any sinking fund requirements) of such Indebtedness multiplied by
(b) the amount of each such principal payment by (ii) the sum of all such principal payments; PROVIDED that, in the case of any Capitalized Lease Obligation, all calculations hereunder shall give effect to any applicable options to renew in favor of the Company or any Restricted Subsidiary.

          "BANKRUPTCY LAW" means Title 11 of the United States Code, as amended, or any similar United States Federal or state law relating to bankruptcy, insolvency, receivership, winding-up, liquidation, reorganization or relief of debtors or any amendment to, succession to or change in any such law.

          "BOARD" means the Board of Directors of the Company.

          "BOARD RESOLUTION" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board and to be in full force and effect on the date of such certification and delivered to the Trustee.

          "BUSINESS DAY," when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Notes, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or other location are authorized or obligated by law, regulation or executive order to close.

          "CAPITAL STOCK" means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalents (however designated and whether voting and/or non-voting) of, such Person's capital stock, whether outstanding on the Issue Date or issued after the Issue Date, and any and all rights (other than any evidence of Indebtedness), warrants or options exchangeable for or convertible into such capital stock.

          "CAPITALIZED LEASE OBLIGATION" means, with respect to any Person, any obligation of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed, immovable or movable) that is required to be classified and accounted for as a capitalized lease obligation under GAAP, and, for the purpose of the Indenture, the amount of such obligation at any date shall be the capitalized amount thereof at such date, determined in accordance with GAAP.

          "CASH EQUIVALENTS" means (i) any evidence of Indebtedness (with, for purposes of Section 1015 only, a maturity of 365 days or less) issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (PROVIDED that the full faith and credit of the United States is pledged in support thereof or such Indebtedness constitutes a general obligation of such country); (ii) deposits, certificates of deposit or acceptances (with, for purposes of Section 1015 only, a maturity of 365 days or less) of any financial institution that is a member of the Federal Reserve System, in each case having combined capital and surplus and undivided profits (or any similar capital concept) of not less than $500.0 million and whose senior unsecured debt is rated at least "A-l" by S&P or "P-l" by Moody's; (iii) commercial paper with a maturity of 365 days or less issued by a corporation (other than an Affiliate of the Company) organized under the laws of the United States or any State thereof and rated at least "A-l" by S&P or "P-l" by Moody's; (iv) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States Government maturing within 365 days from the date of acquisition and (v) money market funds which invest substantially all of their assets in securities described in the preceding clauses (i) through
(iv).

          "CEDEL" has the meaning specified in Section 303.

          "CHANGE OF CONTROL" means the occurrence of any of the following events: (a) any "person" or "group" (as such terms are used in Sections
13(d) and 14(d) of the Exchange Act), excluding the Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership"of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the Company; (b) prior to a Public Equity Offering or one or more sales of Common Stock to a Strategic Equity Investor, any "person" or "group" (as such terms are used in clause (a)) contemporaneously becomes the "beneficial owner" (as such term is used in clause (a)), directly or indirectly, of Voting Stock of the Company in an amount greater than the total Voting Stock of the Company "beneficially owned" (as such term is used in clause (a)) by the Permitted Holders; (c) the Company consolidates with, or merges with or into, another person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person, or any person consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is converted into or exchanged for cash, securities or other property, other than any such transaction where (i) the outstanding Voting Stock of the Company is converted into or exchanged for (1) Voting Stock (other than Disqualified Stock) of the surviving or transferee corporation or its parent corporation and/or (2) cash, securities and other property in an amount which could be paid by the Company as a Restricted Payment under the Indenture and (ii) immediately after such transaction no "person" or "group" (as such terms are used in clause (a)), excluding Permitted Holders, is the "beneficial owner" (as such term is used in clause (a)), directly or indirectly, of more than 50% of the total Voting Stock of the surviving or transferee corporation or its parent corporation, as applicable; or (d) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by the Board or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office.

          "CHANGE OF CONTROL DATE" has the meaning specified in Section 1014.

          "CHANGE OF CONTROL OFFER" has the meaning specified in Section 1014.

          "CHANGE OF CONTROL PAYMENT DATE" has the meaning specified in Section 1014.

          "CHANGE OF CONTROL PURCHASE PRICE" has the meaning specified in
          Section 1014.

          "COLLATERAL" has the meaning specified in Section 1201.

          "COLLATERAL ACCOUNT" has the meaning specified in Section 1201.

          "COLLATERAL DOCUMENTS" has the meaning specified in Section 1201.

          "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

          "COMPANY" means the Person named as the "COMPANY" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "COMPANY" shall mean such successor Person.

          "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by its Chairman of the Board, its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer, any Vice President, its Treasurer or any assistant treasurer, and delivered to the Trustee.

          "COMMON STOCK" means, with respect to any Person, any and all shares, interest or other participations in, and other equivalents (however designated and whether voting or nonvoting) of such Person's common stock whether outstanding at the Issue Date, and includes, without limitation, all series and classes of such common stock.

          "CONSOLIDATED ADJUSTED NET INCOME" means, for any period, the consolidated net income (or loss) of the Company and all Restricted Subsidiaries for such period as determined in accordance with GAAP, adjusted by excluding, without duplication, (a) any net after-tax extraordinary or non-recurring gains or losses; (b) any net after-tax gains or losses attributable to asset dispositions other than in the ordinary course of business; (c) the portion of net income (or loss) of any Person (other than the Company or a Restricted Subsidiary), including Unrestricted Subsidiaries, in which the Company or any Restricted Subsidiary has an ownership interest, except to the extent of the amount of dividends or other distributions actually paid to the Company or any Restricted Subsidiary in cash dividends or distributions during such period;
(d) net income (but not loss) of any Person combined with the Company or any Restricted Subsidiary on a "pooling of interests" basis attributable to any period prior to the date of combination; (e) the net income of any Restricted Subsidiary, to the extent that the declaration or payment of dividends or similar distributions by such Restricted Subsidiary is not at the date of determination permitted, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to such Restricted Subsidiary or its stockholders; (f) any gain or loss, net of taxes, realized upon the termination of any employee benefit plan and (g) the cumulative effect of a change in accounting principles (effected either through cumulative effect adjustment or a retroactive application, in each case, in accordance with GAAP).

          "CONSOLIDATED INDEBTEDNESS TO CONSOLIDATED OPERATING CASH FLOW RATIO" means, at any date of determination, the ratio of (i) the aggregate amount of Indebtedness of the Company and its Restricted Subsidiaries outstanding at the date of determination as determined on a consolidated basis in accordance with GAAP to (ii) the aggregate amount of Consolidated Operating Cash Flow for the then most recent four full fiscal quarters for which consolidated financial statements of the Company are available preceding the date of the transaction giving rise to the need to calculate the Consolidated Indebtedness to Consolidated Operating Cash Flow Ratio (such four fiscal quarter period being referred to as the "Four Quarter Period").

          "CONSOLIDATED INTEREST EXPENSE" of the Company means, for any period, without duplication, the sum of (a) the interest expense of the Company and its Restricted Subsidiaries for such period, including, without limitation,
(i) amortization of debt discount; (ii) the net cost of Interest Rate Agreements (including amortization of discounts); (iii) the interest portion of any deferred payment obligation; (iv) accrued interest; (v) the consolidated amount of any interest capitalized by the Company and (vi) amortization of debt issuance costs, PLUS (b) the interest component of Capitalized Lease Obligations of the Company and its Restricted Subsidiaries paid, accrued and/or scheduled to be paid or accrued during such period, EXCLUDING, HOWEVER, any amount of such interest of any Restricted Subsidiary if the net income of such Restricted Subsidiary is excluded in the calculation of Consolidated Adjusted Net Income pursuant to clause (e) of the definition thereof (but only in the same proportion as the net income of such Restricted Subsidiary is excluded from the calculation of Consolidated Adjusted Net Income pursuant to clause (e) of the definition thereof); PROVIDED that the Consolidated Interest Expense attributable to interest on any Indebtedness computed on a PRO FORMA basis and (A) bearing a floating interest rate shall be computed as if the rate in effect on the date of computation had been the applicable rate for the entire period and (B) which was not outstanding during the period for which the computation is being made but which bears, at the option of the Company, a fixed or floating rate of interest, shall be computed by applying, at the option of the Company, either the fixed or the floating rate.

          "CONSOLIDATED NET WORTH" means, with respect to any Person, the consolidated stockholders' or partners' equity of such Person reflected on the most recent financial statements of such Person, determined in accordance with GAAP, less any amounts attributable to Disqualified Stock of such Person.

          "CONSOLIDATED OPERATING CASH FLOW" means, with respect to any period, the Consolidated Adjusted Net Income for such period (a) increased by (to the extent included in computing Consolidated Adjusted Net Income) the sum of
(i) the Consolidated Tax Expense for such period (other than taxes attributable to extraordinary or non-recurring gains or losses); (ii) Consolidated Interest Expense for such period; (iii) depreciation of the Company and the Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; (iv) amortization of the Company and its Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP and
(v) any other non-cash charges that were deducted in computing Consolidated Adjusted Net Income (excluding any non-cash charge which requires an accrual or reserve for cash charges for any future period) of the Company and its Restricted Subsidiaries for such period in accordance with GAAP and
(b) decreased by any non-cash gains that were included in computing Consolidated Adjusted Net Income.

          "CONSOLIDATED TAX EXPENSE" means, for any period, the provision for Federal, state, provincial, local and foreign income taxes of the Company and all Restricted Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP.

          "CONSOLIDATION" means with respect to the Company, the consolidation of the accounts of the Restricted Subsidiaries with those of the Company, all in accordance with GAAP; PROVIDED that "consolidation" will not include consolidation of the accounts of any Unrestricted Subsidiary with the accounts of the Company. The term "consolidated" has a correlative meaning to the foregoing.

          "CONTROL AGREEMENT" has the meaning specified in Section 1201.

          "CORPORATE TRUST OFFICE" means the principal corporate trust office of the

Trustee, at which at any particular time its corporate trust business shall be administered, which office on the date of execution of this Indenture is located at 1740 Broadway, Denver, Colorado 80274.

          "COVENANT DEFEASANCE" has the meaning specified in Section 1303.

          "CURRENCY AGREEMENTS" means any spot or forward foreign exchange agreements and currency swap, currency option or other similar financial agreements or arrangements entered into by the Company or any of its Restricted Subsidiaries designed solely to protect against or manage exposure to fluctuations in currency exchange rates.

          "CUSTODIAN" has the meaning specified in Section 1201.

          "DEFAULT" means any event that is, or after notice or passage of time or both would be, an Event of Default.

          "DESIGNATION" has the meaning specified in Section 1017.

          "DEFAULTED INTEREST" has the meaning specified in Section 307.

          "DEPOSITARY" means The Depository Trust Company, its nominees and successors.

          "DIRECT PARTICIPANTS" means participating organizations in DTC, including securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, including Euroclear and Cedel.

          "DISINTERESTED DIRECTOR" means, with respect to any transaction or series of transactions in respect of which the Board is required to deliver a Board Resolution under this Indenture, a member of the Board who does not have any material direct or indirect financial interest in or with respect to such transaction or series of transactions.

          "DISQUALIFIED STOCK" means, with respect to any Person, any Capital Stock which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or becomes mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or becomes exchangeable for Indebtedness at the option of the holder thereof, or becomes redeemable at the option of the holder thereof, in whole or in part, on or prior to the final maturity date of the Notes; PROVIDED such Capital Stock shall only constitute Disqualified Stock to the extent it so matures or becomes so redeemable or exchangeable on or prior to the final maturity date of the Notes; PROVIDED, FURTHER, that any Capital Stock that would not constitute Disqualified Stock but for provisions thereof giving holders thereof the right to require such Person to repurchase or redeem such Capital Stock upon the occurrence of an "asset sale" or "change of control" occurring prior to the final maturity date of the Notes shall not constitute Disqualified Stock if the "asset sale" or "change of control" provisions applicable to such Capital Stock are no more favorable to the holders of such Capital Stock than the provisions contained in Sections 1014 and 1015 and such Capital Stock specifically provides that such Person will not repurchase or redeem any such stock pursuant to such provision prior to the Company's repurchase of such Notes as are required to be repurchased pursuant to Sections 1014 and 1015 and at all times subject to Section 1009.

          "DOLLAR" or "$" means a dollar or other equivalent unit in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

          "DTC" means The Depository Trust Company.

          "ELIGIBLE WORKING CAPITAL BORROWING BASE" means an amount equal to the sum of (i) 50% of the net inventory of the Company and (ii) 85% of the net accounts receivable of the Company.

          "EUROCLEAR" has the meaning specified in Section 303.

          "EVENT OF DEFAULT" has the meaning specified in Section 501.

          "EXCESS PROCEEDS" has the meaning specified in Section 1015.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

          "EXCHANGE NOTES" has the meaning specified in the recitals to this Indenture and refers to any Exchange Notes containing terms substantially identical to the Initial Notes (except that (i) such Exchange Notes shall not contain terms with respect to transfer restrictions and shall be registered under the Securities Act, and (ii) certain provisions relating to an increase in the stated rate of interest thereon shall be eliminated) that are issued and exchanged for the Initial Notes in accordance with the Exchange Offer, as provided for in the Notes Registration Rights Agreement and this Indenture.

          "EXCHANGE OFFER" means the offer by the Company to the Holders of the Initial Notes to exchange all of the Initial Notes for Exchange Notes, as provided for in the Notes Registration Rights Agreement.

          "EXCHANGE OFFER REGISTRATION STATEMENT" means the Exchange Offer Registration Statement as defined in the Notes Registration Rights Agreement.

          "FAIR MARKET VALUE" means, with respect to any asset or property, the price that could be negotiated in an arms-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under pressure or compulsion to complete the transaction. Unless otherwise specified in the Indenture, Fair Market Value shall be determined by the Board acting in good faith and shall be evidenced by a Board Resolution.

          "40-DAY DISTRIBUTION COMPLIANCE PERIOD" means the 40-day period commencing on the day after the later of an offering of the Notes by the initial purchasers pursuant to the Purchase Agreement and the original Issue Date pursuant to Regulation S of the Securities Act.

          "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" or "GAAP" means generally accepted accounting principles in the United States in effect on the Issue Date, consistently applied.

          "GLOBAL NOTES" has the meaning specified in Section 303.

          "GLOBAL NOTES LEGEND" means the legend on EXHIBIT A and EXHIBIT B to be placed on all Global Notes issued under this Indenture.

          "GUARANTEE" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit.

          "GUARANTEED INDEBTEDNESS" has the meaning specified in Section 1013.

          "HOLDER" means the Person in whose name a Note is registered in the Note Register.

          "INCUR" or "incur" means, with respect to any Indebtedness, to create, issue, assume, guarantee or in any manner become directly or indirectly liable for the payment of, or otherwise incur such Indebtedness; PROVIDED that neither the accrual of interest nor the accretion of original issue discount shall be considered an Incurrence of Indebtedness.

          "INDEBTEDNESS" means, with respect to any Person, without duplication, (a) all liabilities, contingent or otherwise, of such Person:
(i) for borrowed money (including overdrafts); (ii) in connection with any letters of credit and acceptances issued under letter of credit facilities, acceptance facilities or other similar facilities; (iii) evidenced by bonds, notes, debentures or other similar instruments; (iv) for the deferred purchase price of property or services or created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person; or (v) for Capitalized Lease Obligations; (b) all obligations of such Person under or in respect of Interest Rate Agreements or Currency Agreements; (c) all indebtedness referred to in (but not excluded from) the preceding clauses of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or with respect to property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness (the amount of such obligation being deemed to be the lesser of the value of such property or asset or the amount of the obligation so secured); (d) all guarantees by such Person of Indebtedness referred to in this definition of any other Person and
(e) all Disqualified Stock of such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date (or, in the case of a revolving credit or other similar facility, the total amount of funds outstanding on the date of determination) of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation; PROVIDED that the amount outstanding at any time of any Indebtedness issued with original issue discount equals the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount with respect to such Indebtedness at the time of its issuance as determined in conformity with GAAP. For purposes hereof, the "maximum fixed repurchase price" of any Disqualified Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Disqualified Stock as if such Disqualified Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to the Indenture, and if such price is based upon, or measured by, the fair market value of such Disqualified Stock, such fair market value shall be determined in good faith by the board of directors of the issuer of such Disqualified Stock. Notwithstanding the foregoing, trade accounts and accrued liabilities arising in the ordinary course of business and any liability for Federal, state or local taxes or other taxes owed by such Person will not be considered Indebtedness for purposes of this definition.

          "INDENTURE" means this instrument as originally executed and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "INDEPENDENT FINANCIAL ADVISOR" means a United States investment banking, consulting or accounting firm of national standing in the United States (i) which does not, and whose directors, officers and employees or Affiliates do not, have a material direct or indirect financial interest in the Company or any of its Subsidiaries or Affiliates and (ii) which, in the judgment of the Board, is otherwise independent and qualified to perform the task for which it is to be engaged.

          "INDIRECT PARTICIPANTS" means, in relation to DTC, entities other than Direct Participants that have access to DTC's book entry system by clearing through or maintaining a direct or indirect, custodial relationship with a Direct Participant.

          "INITIAL NOTES" has the meaning specified in the recitals to this Indenture.

          "INTEREST PAYMENT DATE", when used with respect to any Note, means the Stated Maturity of an installment of interest on such Note.

          "INTEREST RATE AGREEMENTS" means any interest rate protection agreements and other types of interest rate hedging agreements or arrangements (including, without limitation, interest rate swaps, caps, floors, collars and other similar agreements) designed solely to protect the Company or any Restricted Subsidiary against fluctuations in interest rates in respect of Indebtedness of the Company or any Restricted Subsidiary.

          "INTEREST RATE OBLIGATIONS" means the obligations of any Person pursuant to any arrangement with any other Person whereby, directly or indirectly, such Person is entitled to receive from time to time periodic payments calculated by applying either a floating or a fixed rate of interest on a stated notional amount and shall include without limitation, interest rate swaps, caps, floors, collars, forward interest rate agreements and similar agreements.

          "INVESTMENT" means, with respect to any Person, any advance, loan, account receivable (other than an account receivable arising in the ordinary course of business), or other extension of credit (including, without limitation, by means of any guarantee) or any capital contribution to (by means of transfers of property to others, payments for property or services for the account or use of others, or otherwise), or any purchase or ownership of any stocks, bonds, notes, debentures or other securities of, any other Person. Notwithstanding the foregoing, in no event shall any issuance of Capital Stock (other than Disqualified Stock) of the Company in exchange for Capital Stock, property or assets of another Person or any redemption or repurchase of the Notes or other Indebtedness of the Company or any Restricted Subsidiary constitute an Investment by the Company in such other Person.

          "INVESTMENT COMPANY ACT" has the meaning specified in Section 1022.

          "ISSUE DATE" means the original date of issuance of the Notes.

          "LEGAL DEFEASANCE" has the meaning specified in Section 1302.

          "LIEN" means any mortgage, charge, pledge, lien (statutory or other), security interest, hypothecation, assignment for security, claim, or preference or priority or other encumbrance upon or with respect to any property of any kind. A Person shall be deemed to own subject to a Lien any property which such Person has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

          "MARKET CAPITALIZATION" of any Person means, as of any day of determination, the average Closing Price of such Person's common stock over the 20 consecutive trading days immediately preceding such day. "CLOSING PRICE" on any trading day with respect to the per share price of any shares of common stock means the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the reported closing bid and asked prices regular way, in either case on the New York Stock Exchange or, if such shares of common stock are not listed or admitted to trading on such exchange, on the principal national securities exchange on which such shares are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on The Nasdaq National Market or, if such shares are not listed or admitted to trading on any national securities exchange or quoted on The Nasdaq National Market, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm that is selected from time to time by the Company for that purpose and is reasonably acceptable to the Trustee.

          "MATERIAL RESTRICTED SUBSIDIARY" means any Restricted Subsidiary of the Company, which, at any date of determination, is a "Significant Subsidiary" (as that term is defined in Regulation S-X issued under the Securities Act).

          "MATURITY" means, with respect to any Note, the date on which any principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity with respect to such principal or by declaration of acceleration, call for redemption or purchase or otherwise.

          "MOODY'S" means Moody's Investors Service.

          "NET CASH PROCEEDS" means, (a) with respect to any asset sale, the proceeds thereof in the form of cash (including assumed liabilities and other items deemed to be cash under the proviso in paragraph (a) of Section 1015) or Cash Equivalents including payments in respect of deferred payment obligations when received in the form of cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary) net of (i) brokerage commissions and other fees and expenses (including fees and expenses of legal counsel, accountants, consultants and investment bankers) related to such Asset Sale,
(ii) provisions for all taxes payable as a result of such Asset Sale,
(iii) amounts required to be paid to any Person (other than the Company or any Restricted Subsidiary) owning a beneficial interest in or having a Lien on the assets subject to the Asset Sale and

(iv) appropriate amounts to be provided by the Company or any Restricted Subsidiary, as the case may be, as a reserve required in accordance with GAAP against any liabilities associated with such Asset Sale and retained by the Company or any Restricted Subsidiary, as the case may be, after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as reflected in an officers' certificate delivered to the Trustee, and (b) with respect to any issuance or sale of Capital Stock or options, warrants or rights to purchase Capital Stock, or debt securities or Disqualified Stock that have been converted into or exchanged for Qualified Capital Stock, as referred to under Section 1009, the proceeds of such issuance or sale in the form of cash or Cash Equivalents, including payments in respect of deferred payment obligations when received in the form of, or stock or other assets when disposed for, cash or Cash Equivalents (except to the extent that such obligations are financed or sold with recourse to the Company or any Restricted Subsidiary, net of attorney's fees, accountant's fees and brokerage, consultation, underwriting and other fees and expenses actually incurred in connection with such issuance or sale and net of taxes paid or payable as a result thereof.

          "NOTE REGISTER" and "NOTE REGISTRAR" have the respective meanings specified in Section 305.

          "NOTES" has the meaning specified in the recital to this Indenture.

          "NOTES REGISTRATION RIGHTS AGREEMENT" means the Notes Registration Rights Agreement dated as of April 2, 1998, among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc. and BT Alex. Brown Incorporated.

          "OFFICERS' CERTIFICATE" means a certificate signed by the chief executive officer, the president, the chief financial officer or any vice president, and by the treasurer, any assistant treasurer, the secretary or any assistant secretary of the Company, and delivered to the Trustee.

          "OPINION OF COUNSEL" means a written opinion of legal counsel, who may be counsel for the Company, including an employee of the Company, and who shall be reasonably acceptable to the Trustee.

          "OUTSTANDING", when used with respect to Notes, means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture, EXCEPT:

          (i) Notes theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Notes, or portions thereof, for whose payment or repayment at the option of the Holder money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes;

          (iii) Notes, except to the extent provided in Sections 1302 and 1303, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article XIII; and

          (iv) Notes which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, other than any such Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a BONA FIDE purchaser in whose hands such Notes are valid obligations of the Company;

PROVIDED, HOWEVER, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder and, for the purpose of making the calculations required by TIA Section 313, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or such other obligor.

          "PARTICIPANT" is defined to mean, with respect to the Depositary, Persons who have accounts with the Depositary.

          "PAYING AGENT" means any Person (including the Company acting as Paying Agent) authorized by the Company to make payments in respect of any Notes on behalf of the Company.

          "PERMITTED CREDIT FACILITY" means any senior commercial term loan and/or revolving credit facility or any letter of credit facility entered into principally with commercial banks and/or other financial institutions typically party to commercial loan agreements.

          "PERMITTED HOLDERS" mean (i) John R. Evans, Keith V. Burge and Philip G. Allen and their spouses, issue or other members of their immediate families (the "Evans Family," the "Burge Family" and the "Allen Family," respectively), (ii) trusts or other entities created for the benefit of any member of the Evans Family, the Burge Family or the Allen Family,
(iii) entities controlled by any of the Evans Family, the Burge Family or the Allen Family, and (iv) in the event of the death of any member of the Evans Family, the Burge Family or the Allen Family, the heirs or testamentary legatees of such member of the Evans Family, the Burge Family or the Allen Family.

          "PERMITTED INDEBTEDNESS" means the following Indebtedness (each of which shall be given independent effect):

              (a)  Indebtedness under the Notes and the Indenture;

              (b) Indebtedness of the Company and/or any Restricted Subsidiary outstanding on the Issue Date;

              (c) (i) Indebtedness of the Company issued to and held by a Wholly Owned Restricted Subsidiary and (ii) Indebtedness of a Restricted Subsidiary issued to and held by the Company or a Wholly Owned Restricted Subsidiary; PROVIDED, HOWEVER, that (x) any subsequent issuance or transfer of any Capital Stock that results in any such Wholly Owned Restricted Subsidiary ceasing to be a Wholly Owned Restricted Subsidiary, (y) any Designation of such Wholly Owned Restricted Subsidiary as an Unrestricted Subsidiary or
          (z) any subsequent transfer of such Indebtedness (other than to the Company or a Wholly Owned Restricted Subsidiary) will be deemed, in each case, to constitute the issuance of such Indebtedness by the Company or such Indebtedness by such Restricted Subsidiary;

              (d) Interest Rate Obligations of the Company and/or any Restricted Subsidiary relating to Indebtedness of the Company and/or such Restricted Subsidiary, as the case may be (which Indebtedness (x) bears interest at fluctuating interest rates and
          (y) is otherwise permitted to be incurred under Section 1008), but only to the extent that the notional principal amount of such Interest Rate Obligations does not exceed the principal amount of the Indebtedness (and/or Indebtedness subject to commitments) to which such Interest Rate Obligations relate;

              (e) Indebtedness of the Company and/or any Restricted Subsidiary in respect of performance bonds of the Company or any Restricted Subsidiary or surety bonds provided by the Company or any Restricted Subsidiary, in each case incurred in the ordinary course of business;

              (f) Indebtedness of the Company and/or any Restricted Subsidiary to the extent it represents a replacement, renewal, refinancing or extension (a "Refinancing") of outstanding Indebtedness of the Company and/or of any Restricted Subsidiary incurred or outstanding pursuant to clause (b), (g) or (h) of this definition or the proviso in the first paragraph of Section 1008 PROVIDED that (1) Indebtedness of the Company may not be Refinanced to such extent under this clause (f) with Indebtedness of any Restricted Subsidiary and (2) any such Refinancing shall only be permitted under this clause (f) to the extent that (x) it does not result in a lower Average Life to Stated Maturity of such Indebtedness as compared with the Indebtedness being Refinanced, and (y) it does not exceed the sum of the principal amount (or, if such Indebtedness provides for a lesser amount to be due and payable upon a declaration of acceleration thereof, an amount no greater than such lesser amount) of the Indebtedness being Refinanced plus the amount of accrued interest thereon and the amount of any reasonably determined prepayment premium necessary to accomplish such Refinancing and such reasonable fees and expenses incurred in connection therewith;

              (g) Indebtedness of the Company and/or any Restricted Subsidiary incurred under one or more Permitted Credit Facilities, such that the aggregate principal amount of the Indebtedness of the Company and the Restricted Subsidiaries under Permitted Credit Facilities does not exceed the greater of (i) $50.0 million at any time outstanding and (ii) the Eligible Working Capital Borrowing Base;

              (h) Indebtedness of the Company not to exceed, at any one time outstanding, two times (A) the Net Cash Proceeds received by the Company after the Issue Date as a capital contribution or from the issuance and sale of its Qualified Capital Stock to a Person that is not a Subsidiary of the Company, to the extent such Net Cash Proceeds have not been used pursuant to clause (a) (3) (B) or clauses (b)(ii) and (iii) of Section 1009 to make a Restricted Payment or for the redemption, repurchase or other acquisition of Indebtedness and (B) 80% of the Fair Market Value of property
          (other than cash and Cash Equivalents) received by the Company after the Issue Date as a contribution of capital or from the sale of its Qualified Capital Stock to a Person that is not a Subsidiary of the Company, to the extent such capital contribution or sale of Qualified Capital Stock has not been used pursuant to clause (a) (3) (B) of Section 1009 to make a Restricted Payment; PROVIDED that such Indebtedness does not mature prior to the Stated Maturity of the Notes and (y) has an Average Life to Stated Maturity longer than the Notes;

              (i)  Purchase Money Indebtedness;

              (j) Indebtedness evidenced by letters of credit issued in the ordinary course of business of the Company and/or any Restricted Subsidiary to secure workers' compensation and other insurance coverages; and

              (k) Indebtedness of the Company and/or any Restricted Subsidiary in addition to that permitted to be incurred pursuant to clauses (a) through (j) above in an aggregate principal amount not in excess of $5.0 million outstanding at any one time.

          "PERMITTED INVESTMENTS" means (a) Cash Equivalents; (b) Investments in prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits;
(c) Interest Rate Obligations incurred in compliance with Section 1008
(d) Investments in the Company or any Wholly Owned Restricted Subsidiary;
(e) Investments made in any Person as a result of which such Person becomes a Wholly Owned Restricted Subsidiary or is merged into, or transfers substantially all of its assets to the Company or a Wholly Owned Restricted Subsidiary; (f) any Investment made as a result of the receipt of non-cash consideration from an Asset Sale that was made in compliance with Section 1015;
(g) Investments received as a part of the settlement of litigation or in satisfaction of extensions of credit to any Person otherwise permitted under the Indenture pursuant to the reorganization, bankruptcy or liquidation of such Person or a good faith settlement of debts with such Person; and
(h) loans or advances to officers or employees of the Company or any Restricted Subsidiary made in the ordinary course of business of the Company or such Restricted Subsidiary to pay business related travel expenses or reasonable relocation costs of such officers or employees in connection with their employment by the Company or such Restricted Subsidiary.

          "PERMITTED LIENS" means the following types of Liens:

              (a)  Liens existing as of the Issue Date of the Notes;

              (b) Liens on any property or assets of a Subsidiary granted in favor of the Company or any Restricted Subsidiary;

              (c)  Liens securing the Notes;

              (d) any interest or title of a lessor under any Capitalized Lease Obligations or of a seller under any Purchase Money Indebtedness permitted by the Indenture;

              (e)  Liens securing Indebtedness incurred under clause (g) or
          (i) of the definition of "Permitted Indebtedness;"

              (f) statutory Liens or landlord's and carrier's, warehouseman's, mechanic's, supplier's materialmen's, repairmen's or other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor;

              (g) Liens for taxes, assessments, government charges or claims that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor;

              (h) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance bonds and other obligations of a like nature (including, without limitation, indefeasible rights to use) incurred in the ordinary course of business (other than contracts for the payment of money);

              (i) easements, servitudes, rights-of-way, restrictions (including, without limitation, zoning restrictions) and other similar charges or encumbrances not interfering in any material respect with the business of the Company or any Subsidiary incurred in the ordinary course of business;

              (j) Liens arising by reason of any judgment, decree or order of any court so long as such Lien is adequately bonded and any appropriate legal proceedings that may have been duly initiated for the review of such judgment, decree or order shall not have been finally terminated or the period within which such proceedings may be initiated shall not have expired;

              (k) Liens securing Acquired Indebtedness created prior to (and not in connection with or in contemplation of) the incurrence of such Indebtedness by the Company or any Subsidiary; PROVIDED that such Lien does not extend to any property or assets of the Company or any Subsidiary other than the assets acquired in connection with the incurrence of such Acquired Indebtedness;

              (l) Liens securing Interest Rate Agreements or Currency Agreements permitted to be incurred pursuant to clause (e) of the definition of "Permitted Indebtedness" or any collateral for the Indebtedness to which such Interest Rate Agreements or Currency Agreements relate;

              (m) Liens arising from purchase money mortgages and purchase money security interests; PROVIDED that the related Indebtedness shall not be secured by any property or assets of the Company or any Subsidiary other than the property and assets so acquired;

          (n     Liens with respect to assets of a Restricted Subsidiary
     granted by such Restricted Subsidiary to the Company or a Restricted Subsidiary to secure Indebtedness owing to the Company or such Restricted Subsidiary;

          (o     pledges and deposits made in the ordinary course of
     business in connection with workers' compensation, unemployment insurance and other types of statutory obligations;

          (p     Liens with respect to the assets of any entity which
     becomes the successor to the Company as provided under Section 801;
     and

          (q     any extension, renewal or replacement, in whole or in
     part, of any Lien described in the foregoing clauses (a) through (p); PROVIDED that any such extension, renewal or replacement shall be no more restrictive in any material respect than the Lien so extended, renewed or replaced and shall not extend to any additional property or assets.

          "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

          "PLACE OF PAYMENT" means the office or agency maintained by the Company where the principal of (and premium, if any, on) and interest on the Notes are payable as specified in Section 1002.

          "PREDECESSOR NOTE" of any particular Note, means every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

          "PREFERRED STOCK" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person's preferred or preference stock whether now outstanding, or issued after the Issue Date, and including, without limitation, all classes and series of preferred or preference stock of such Person.

          "PUBLIC EQUITY OFFERING" means an underwritten public offering of Common Stock of the Company registered with the Commission under the Securities Act.

          "PURCHASE AGREEMENT" means the Purchase Agreement, dated as of March

26, 1998, among the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Bear, Stearns & Co. Inc. and BT Alex. Brown Incorporated, with respect to the Units.

          "PURCHASE MONEY INDEBTEDNESS" means Indebtedness of the Company or any Restricted Subsidiaries incurred for the purpose of financing all or any part of the cost of, the construction, expansion, installation, acquisition or improvement by the Company or any Restricted Subsidiary of the Company of any Telecommunications Assets or not less than 66 2/3 percent of the outstanding Voting Stock of a Person that becomes a Restricted Subsidiary the assets of which consist primarily of Telecommunications Assets; PROVIDED, that the Net Cash Proceeds from the issuance of such Indebtedness (or the amount of such Indebtedness constituting Capitalized Lease Obligations) does not exceed, as of the date of incurrence of such Indebtedness, 100 percent of the lesser of cost or Fair Market Value of such Telecommunications Assets.

          "QIB" means a "QUALIFIED INSTITUTIONAL BUYER" within the meaning of Rule 144A under the Securities Act.

          "QUALIFIED CAPITAL STOCK" of any Person means any and all Capital Stock of such Person other than Disqualified Stock.

          "REDEMPTION DATE" means, with respect to any Note to be redeemed, the date fixed by the Company for such redemption pursuant to this Indenture and the Notes.

          "REDEMPTION PRICE" means, with respect to any Note to be redeemed, the price fixed for such redemption pursuant to the terms of this Indenture and the Notes.

          "REFERENCE PERIOD" has the meaning specified in Section 1008.

          "REFINANCING" has the meaning specified in clause (f) of the definition of "Permitted Indebtedness."

          "REGISTRATION STATEMENT" means the Registration Statement as defined in the Notes Registration Rights Agreement.

          "REGULAR RECORD DATE" has the meaning specified in Section 301.

          "REGULATION S" means Regulation S under the Securities Act.

          "REGULATION S PERMANENT GLOBAL NOTE" has the meaning specified in
Section 311(a)(viii).

          "REGULATION S TEMPORARY GLOBAL NOTE"  has the meaning specified in

Section 303.

          "REPLACEMENT ASSETS" has the meaning specified in Section 1015.

          "RESPONSIBLE OFFICER", when used with respect to the Trustee, means any vice president, the secretary or any assistant secretary, the treasurer or any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

          "RESTRICTED PAYMENT" has the meaning specified in Section 1009.

          "RESTRICTED SECURITIES LEGEND" means the legend set forth in EXHIBIT A to be placed on all Initial Notes issued under this Indenture that are Transfer Restricted Securities.

          "RESTRICTED SUBSIDIARY" means any Subsidiary of the Company that has not been designated by the Board, by a Board Resolution delivered to the Trustee, as an Unrestricted Subsidiary pursuant to and in compliance with
Section 1017. Any such Designation may be revoked by a Board Resolution delivered to the Trustee, subject to the provisions of such covenant.

          "RESTRICTED SUBSIDIARY INDEBTEDNESS" means Indebtedness of any Restricted Subsidiary (i) which is not subordinated to any other Indebtedness of such Restricted Subsidiary and (ii) in respect of which the Company is not also obligated (by means of a guarantee or otherwise) other than, in the case of this clause (ii), Indebtedness under any Permitted Credit Facilities.

          "REVOCATION" has the meaning set forth in Section 1017.

          "RULE 144A" means Rule 144A under the Securities Act.

          "S&P" means Standard and Poor's Ratings Corporation.

          "SECURITIES ACT" means the Securities Act of 1933, as amended.

          "SECURITY AGREEMENT" has the meaning specified in Section 1201.

          "SEPARABILITY DATE" means the earliest of: (i) the date that is six months after the initial sale of the Units; (ii) the date on which a registration statement with respect to a registered Exchange Offer for the Notes is declared effective under the

Securities Act; (iii) the occurrence of an Exercise Event (as defined in the Warrant Agreement); (iv) the occurrence of an Event of Default; or (v) such earlier date as determined by Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          "SHELF REGISTRATION STATEMENT" means the Shelf Registration Statement as defined in the Notes Registration Rights Agreement.

          "SPECIAL RECORD DATE" for the payment of any Defaulted Interest on the Notes means a date fixed by the Trustee pursuant to Section 307.

          "STATED MATURITY" means, when used with respect to any Note or any installment of interest thereon, the date specified in such Note as the fixed date on which the principal of such Note or such installment of interest is due and payable, and, when used with respect to any other Indebtedness, means the date specified in the instrument governing such Indebtedness as the fixed date on which the principal of such Indebtedness, or any installment of interest thereon, is due and payable.

          "STRATEGIC EQUITY INVESTOR" means any Person engaged principally in one or more Telecommunications Businesses with a Market Capitalization or Consolidated Net Worth of at least $1.0 billion.

          "SUBORDINATED INDEBTEDNESS" means any Indebtedness of the Company or any Restricted Subsidiary which is expressly subordinated in right of payment to the Notes.

          "SUBSIDIARY" means, with respect to any Person, (i) any corporation of which the outstanding Capital Stock having at least a majority of the votes entitled to be cast in the election of directors shall at the time be owned, directly or indirectly, by such Person, or (ii) any other Person of which at least a majority of voting interest is at the time, directly or indirectly, owned by such Person.

          "SUBSIDIARY GUARANTEE" has the meaning specified in Section 1013.

          "TELECOMMUNICATIONS ASSETS" means, with respect to any Person, all assets, rights (contractual or otherwise) and properties, whether tangible or intangible, used or intended for use in connection with a Telecommunications Business.

          "TELECOMMUNICATIONS BUSINESS" means the business of (i) transmitting, or providing services relating to the transmission of voice, video or data through customer or company owned or leased transmission facilities, including without limitation frame relay, ATM, Internet access, cellular services, paging services, voice messaging services, local and long distance services, (ii) constructing, planning, designing, creating, installing, managing, consulting with respect to developing, leasing, financing, selling or marketing data and voice equipment, computer hardware and software, networking hardware and software and other similar devices including without limitation servers, routers, data switches, personal computers, key systems and handsets, and
(iii) consulting on advisory services relating to either of (i) or (ii), including without limitation services relating to the design, implementation and maintenance of web applications, web hosting and Internet access or (iv) evaluating, participating or pursuing any other activity or opportunity that is primarily related to those identified in (i), (ii) or (iii) above; PROVIDED that the determination of what constitutes a Telecommunications Business shall be made in good faith by the Board.

          "TRANSACTION DATE" has the meaning specified in Section 1008.

          "TRANSFER RESTRICTED SECURITIES" means each Note, until the first to occur of the following: (i) such Note is exchanged in the Exchange Offer for an Exchange Note and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (ii) such Note has been transferred pursuant to the Shelf Registration Statement, (iii) such Note is disposed of by a broker-dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein), or (iv) such Note is distributed to the public pursuant to Rule 144 under the Securities Act or is salable pursuant to Rule 144(k) under the Securities Act.

          "TRUST INDENTURE ACT" or "TIA" means the Trust Indenture Act of 1939, as amended, as in force at the date as of which this Indenture was executed, except as provided in Section 905.


           "TRUSTEE" means the Person named as the "TRUSTEE" in the first paragraph of this Indenture until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "TRUSTEE" shall mean or include each Person who is then a Trustee hereunder.

          "UNIT LEGEND" means the legend set forth in EXHIBIT A to be placed on all Initial Notes issued under this Indenture prior to the Separability Date.

          "UNITS" shall mean the units issued and sold pursuant to the Purchase Agreement, consisting of the Notes and warrants entitling the holder to purchase shares of Common Stock.

          "UNITED STATES" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

          "UNRESTRICTED SUBSIDIARY" means any Subsidiary of the Company designated as such pursuant to and in compliance with Section 1017. Any such designation may be revoked by a Board Resolution delivered to the Trustee, subject to the provisions of Section 1017.

          "US DESIGNATION AMOUNT" has the meaning specified in Section 1017.

          "U.S. GLOBAL NOTE" has the meaning specified in Section 303.

          "U.S. GOVERNMENT SECURITIES" means direct obligations of the United States of America, or obligations guaranteed by the United States of America, for the payment of which obligations or guarantee its full faith and credit is pledged.

          "VICE PRESIDENT", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          "VOTING STOCK" means, with respect to any Person, the Capital Stock of any class or kind ordinarily having the power to vote for the election of directors or other members of the governing body of such Person.

          "WARRANT AGREEMENT" means the Warrant Agreement dated as of April 2, 1998, by and between the Company and American Stock Transfer & Trust Company, as Warrant Agent.

               "WHOLLY OWNED RESTRICTED SUBSIDIARY" means any Restricted Subsidiary in which all of the outstanding Capital Stock is owned by the Company or another Wholly Owned Restricted Subsidiary. For the purposes of this definition, any directors' qualifying shares or investments by foreign nationals mandated by applicable law shall be disregarded in determining the ownership of a Restricted Subsidiary.

               SECTION 102.  COMPLIANCE CERTIFICATES AND OPINIONS.

               Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel to the effect that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of any such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

               Every certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture (other than pursuant to Section 1007) shall include:

               (1 a statement to the effect that each individual or firm signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

               (2 a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

               (3 a statement to the effect that, in the opinion of each such individual or such firm, he or she has or they have made such examination or investigation as is necessary to enable him, her or them to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (4 a statement as to whether, in the opinion of each such individual or such firm, such covenant or condition has been complied with.

               SECTION 103.  FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters is erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          SECTION 104.  ACTS OF HOLDERS.

          (a Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of the Outstanding Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

          (b The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

          (c The principal amount and serial numbers of Notes held by any Person, and the date of holding the same, shall be proved by the Note Register.

          (d If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding TIA Section 316(c), such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Notes shall be computed as of such record date; PROVIDED that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

          (e   Any request, demand, authorization, direction, notice,
     consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

          SECTION 105.  NOTICES, ETC., TO TRUSTEE AND COMPANY.

          Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1 the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
     Attention:  Corporate Trust and Escrow Services Administration; or

          (2 the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office, for the attention of the Chief Financial Officer, specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

          SECTION 106.  NOTICE TO HOLDERS; WAIVER.

          Where this Indenture provides for notice of any event to Holders of Notes by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice mailed to a Holder in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

          In case, by reason of the suspension of or irregularities in regular mail service or by reason of any other cause, it shall be impractical to mail notice of any event to Holders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be sufficient giving of such notice for every purpose hereunder.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          SECTION 107.  EFFECT OF HEADINGS AND TABLE OF CONTENTS.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 108.  SUCCESSORS AND ASSIGNS.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 109.  SEPARABILITY CLAUSE.

          In case any provision in this Indenture or in any Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 110.  BENEFITS OF INDENTURE.

          Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, any Authenticating Agent, any Paying Agent, any Notes Registrar and their successors hereunder and the Holders any benefit or any legal or equitable right, remedy or claim under this Indenture.

          SECTION 111.  GOVERNING LAW.

          This Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York. Upon the effectiveness of the Shelf

Registration Statement or the consummation of the Exchange Offer, this Indenture will be subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions.

          SECTION 112.  LEGAL HOLIDAYS.

          In any case where any Interest Payment Date or Stated Maturity or maturity of any Note shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of any Note) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or at the Stated Maturity or maturity; PROVIDED that no interest shall accrue for the period from and after such Interest Payment Date, Stated Maturity or maturity, as the case may be.

          SECTION 113.  TRUST INDENTURE ACT CONTROLS.

          If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the provision required by the TIA shall control.

          SECTION 114.  NO RECOURSE AGAINST OTHERS.

          A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or this Indenture, as applicable, or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Notes.

          SECTION 115.  RULES OF CONSTRUCTION.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a      the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

         (b      all other terms used herein which are defined in the Trust
Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c      all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP;

         (d      the words "herein" "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

         (e      all references to "$" or "dollars" refer to the lawful
currency of the United States of America; and

         (f      the words "include," "included" and "including" as used
herein are deemed in each case to be followed by the phrase "without limitation."

          SECTION 116.  INDEPENDENCE OF COVENANTS.

          All covenants and agreements in this Indenture shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default if such action is taken or condition exists.

          SECTION 117.  EXHIBITS.

          All exhibits attached hereto are by this reference made a part hereof with the same effect as if herein set forth in full.

          SECTION 118.  DUPLICATE ORIGINALS.

          The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                                ARTICLE II

                                NOTE FORMS

          SECTION 201.  FORMS GENERALLY.

          The Initial Notes and the Trustee's certificate of authentication thereon shall be substantially in the form of EXHIBIT A hereto. The Exchange Notes and the Trustee's certificate of authentication thereon shall be
substantially in the form of EXHIBIT B hereto.   The Notes may have
notations, legends or endorsements or such letters, numbers or other marks of identification required to comply with any law, stock exchange rule, rules of the Depositary or any clearing agency or usage or as may, consistently herewith, be determined by the officer executing such Notes, as evidenced by their execution thereof. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          The definitive Notes shall be printed, typewritten, photocopied, lithographed or engraved on steel-engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing such Notes, as evidenced by their execution of such Notes.

          Each Note shall be dated the date of its issuance and shall show the date of its authentication.


                                ARTICLE III

                                 THE NOTES

          SECTION 301.  AMOUNT.

          The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $160,000,000 in aggregate principal amount of Notes, except for Notes authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Notes pursuant to
Section 304, 305, 306, 311, 906, 1014 or 1015 or pursuant to an Exchange Offer.

          The final Stated Maturity of the Notes shall be April 1, 2008. Interest on the Notes shall accrue at the rate of 13% per annum from the Issue Date or from the most recent Interest Payment Date to which interest has been paid, as the case may be, and shall be payable semi-annually thereafter on each April 1 and October 1, in each year, commencing October 1, 1998, until the principal amount thereof is paid in full and to the Person in whose name the Note (or any predecessor Note) is registered at the close of business on the March 15 or September 15, respectively, immediately preceding such Interest Payment Date (each, a "REGULAR RECORD DATE"). Interest will be computed on the Notes as specified in Section 310 hereof. Interest on any overdue principal, interest (to the extent lawful) or premium, if any, shall be payable on demand.

          The principal of (and premium, if any) and interest on the Notes shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; PROVIDED, HOWEVER, that, at the option of the Company, interest may be paid (a) by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register or (b) by wire transfer to an account maintained by the payee in the United States.

          Holders shall have the right to require the Company to purchase their Notes, in whole or in part, in the event of a Change of Control pursuant to
Section 1014 and in the event of certain Asset Sales pursuant to Section 1015.

          The Notes shall be redeemable as provided in Article XI.

          The Notes shall be subject to legal defeasance and/or covenant defeasance as provided in Article XIII.

          SECTION 302.  DENOMINATIONS.

          The Notes shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

          SECTION 303.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

          (a     The Initial Notes and the Trustee's certificate of
authentication shall be substantially in the form of EXHIBIT A hereto. The Exchange Notes and the Trustee's certificate of authentication shall be substantially in the form of EXHIBIT B hereto.

          The terms and provisions contained in the Notes annexed hereto as EXHIBIT A and EXHIBIT B shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          (b     The Initial Notes are being offered and sold by the Company pursuant to the Purchase Agreement.

          The Initial Notes offered and sold in reliance on Rule 144A under the Securities Act ("RULE 144A") to QIBs, as provided in the Purchase Agreement, will be issued in denominations of $1,000 and integral multiples thereof on the Issue Date initially in the form of one or more permanent global Notes in definitive, fully registered form without interest coupons with the Global Notes Legend and the Restricted Securities Legend (the "U.S. GLOBAL NOTE") which will be deposited on behalf of the purchasers of the Initial Notes represented thereby with the Trustee, at its New York office, as custodian for the Depositary, initially
The Depository Trust Company ("DTC"), duly executed by the Company and authenticated by the Trustee as provided herein, and registered in the name of DTC or its nominee, in each case for credit to the accounts of DTC's
Direct Participants and Indirect Participants. The aggregate principal amount of the U.S. Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the Depositary or its nominee, as the case may be, in connection with the transfer or exchange of interests, as hereinafter provided.

          The Initial Notes offered and sold in offshore transactions in reliance on Regulation S under the Securities Act ("REGULATION S"), as provided in the Purchase Agreement, will be issued in denominations of $1,000 and integral multiples thereof on the Issue Date initially in the form of a single, temporary, global Note in definitive, fully registered form without interest coupons with the Global Notes Legend and Restricted Securities Legend (the "REGULATION S TEMPORARY GLOBAL NOTE"). The Regulation S Temporary Global Note will be deposited on behalf of the purchasers of the Initial Notes represented thereby with the Trustee, at its New York office, as custodian for the Depositary, initially DTC, duly executed by the Company and authenticated by the Trustee as provided herein, and registered in the name of a nominee of DTC for credit to the accounts of Indirect Participants at the Euroclear System ("EUROCLEAR") and Cedel Bank, societe anonyme ("CEDEL"). The aggregate principal amount of the Regulation S Temporary Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with the transfer or exchange of interests as hereinafter provided.

          The Applicable Procedures shall apply to interests in the Regulation S Temporary Global Note and the Regulation S Permanent Global Note (as defined herein) that are held through Euroclear or Cedel.

          Upon consummation of the Exchange Offer, the Exchange Notes may be issued in the form of one or more permanent Global Notes (as defined herein) in definitive, fully registered form without interest coupons with the Global Notes Legend but not the Restricted Securities Legend set forth in EXHIBIT A hereto, registered in the name of the Depositary or a nominee of the Depositary, duly executed by the Company and authenticated by the Trustee as provided herein.
The aggregate principal amount of such Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with the transfer or exchange of interests, as provided herein.

          (c     In addition to the provisions of Section 304, entitlement
holders
with security entitlements in Global Notes may upon an Event of Default or in accordance with ??? rules and procedures, upon request to the Trustee, receive a certificated Initial Note, which certificated Initial Note shall bear the Restricted Securities Legend set forth in EXHIBIT A hereto if such Initial Note is a Transfer Restricted Security.

          After a transfer of any Initial Note that ceases to be a Transfer Restricted Security, all requirements for Restricted Securities Legends on such Initial Note will cease to apply, and a certificated Initial Note without a Restricted Securities Legend will be available to the holder of such Initial Note. Upon the consummation of an Exchange Offer with respect to the Initial Notes pursuant to which holders of Initial Notes are offered Exchange Notes in exchange for their Initial Notes, certificated Initial Notes with the Restricted Securities Legend set forth in EXHIBIT A hereto will be available to holders of such Initial Notes that do not exchange their Initial Notes, and Exchange Notes in certificated form without the Restricted Securities Legend set forth in EXHIBIT A hereto will be available to holders that exchange such Initial Notes in such Exchange Offer.

          (d     Each Global Note shall represent such of the Outstanding
Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of Outstanding Notes from time to time endorsed thereon and that the aggregate amount of Outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions and transfers of interest.
Any endorsement of a Global Note to reflect the amount of any increase or decrease in the amount of Outstanding Notes represented thereby shall be made by the Trustee in accordance with instructions given as required by Section 311 hereof.

          Except as set forth in Section 311 hereof, the Global Notes may be transferred, in whole and not in part, only to another nominee of the Depositary or to a successor of the Depositary or its nominee.

          In case the Company, pursuant to Article VIII, shall be consolidated with or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person that shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article VIII, any of the Notes authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Notes executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Notes surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor Person, shall authenticate and make available for delivery Notes as specified in such request for the purpose of such exchange. If Notes shall at any time be authenticated and delivered in any new name of a successor

Person pursuant to this Section 303 in exchange or substitution for or upon registration of transfer of any Notes, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Notes at the time Outstanding for Notes authenticated and delivered in such new name.

          (e     BOOK-ENTRY PROVISIONS.  This Section 303(e) shall apply only to the Regulation S Temporary Global Note, the U.S. Global Note, the Regulation S Permanent Global Note and the Exchange Notes issued in the form of one or more permanent Global Notes (collectively, the "GLOBAL NOTES") deposited with or on behalf of the Depositary.

          The Company shall execute and the Trustee shall, in accordance with this Section 303(e), authenticate and make available for delivery initially one or more Global Notes that (i) shall be registered in the name of the Depositary or the nominee of the Depositary for such Global Note or Global Notes or the nominee of such Depositary and (ii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions or held by the Trustee as custodian for the Depositary.

          Direct Participants and Indirect Participants shall have no rights either under this Indenture with respect to any Global Note held on their behalf by the Depositary or by the Trustee as custodian for the Depositary or under such Global Note, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Direct Participants and Indirect Participants, the operation of customary practices of such Depositary governing the exercise of the rights of an owner of a security entitlement in any Global Note.

          SECTION 304.  TEMPORARY NOTES.

          Pending the preparation of definitive Notes, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Notes which are printed, lithographed, typewritten, photocopied or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Notes may determine, as conclusively evidenced by their execution of such Notes.

          If temporary Notes are issued, the Company will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Company in a Place of Payment, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company shall execute and, upon Company Order, the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

          SECTION 305.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

          The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for the Notes (the register maintained in the Corporate Trust Office of the Trustee and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "NOTE REGISTER") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note Register shall be in written form or any other form capable of being converted into written form within a reasonable time. At all reasonable times, the Note Register shall be open to inspection by the Trustee. The Trustee is hereby initially appointed as note registrar (the Trustee in such capacity, together with any successor Trustee in such capacity, the "NOTE REGISTRAR") for the purpose of registering Notes and transfers of Notes as herein provided.

          Upon surrender for registration of transfer of any Note at the office or agency in a Place of Payment, the Company shall execute, and the Trustee shall authenticate and make available for delivery, in the name of the designated transferee, one or more new Notes, of any authorized denominations and of a like aggregate principal amount and tenor.

          At the option of the Holder, Notes may be exchanged for other Notes, of any authorized denomination and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Notes which the Holder making the exchange is entitled to receive; PROVIDED that no exchange of Initial Notes for Exchange Notes shall occur until an Exchange Offer Registration Statement shall have been declared effective by the Commission, the Trustee shall have received an Officers' Certificate confirming that the Exchange Offer Registration Statement has been declared effective by the Commission and the Initial Notes to be exchanged for the Exchange Notes shall have been cancelled by the Trustee.

          All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Note Registrar) be duly endorsed, or be accompanied by a written instrument of transfer, in form satisfactory to the Company and the Note Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 304, 906, 1014, 1015 or 1109 hereof not involving any transfer.

          The Company shall not be required to issue, register the transfer of or exchange any Note which has been surrendered for repayment at the option of the Holder, except the portion, if any, of such Note not to be so repaid.

          SECTION 306.  MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

          If any mutilated Note is surrendered to the Trustee, the Company shall execute, and the Trustee shall authenticate and make available for delivery in exchange therefor, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding, or, in case any such mutilated Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

          If there shall be delivered to the Company and to the Trustee
(i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless (including without limitation a lost certificate affidavit and the posting of a bond), then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a BONA FIDE purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding, or, in case any such destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

          Upon the issuance of any new Note under this Section 306, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Note issued pursuant to this Section 306 in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          The provisions of this Section 306 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          SECTION 307.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

          Interest on any Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest at the Place of Payment; PROVIDED, HOWEVER, that each installment of interest on any Note may at the Company's option be paid (i) by mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 308, to the address of such Person as it appears on the Note Register or (ii) by wire transfer to an account located in the United States maintained by the payee.

          Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such defaulted interest and, if applicable, interest on such defaulted interest (to the extent lawful) at the rate specified in the Notes (such defaulted interest and, if applicable, interest thereon herein collectively called "DEFAULTED INTEREST") may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted

     Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be given in the manner provided in
     Section 106, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so given, such Defaulted Interest shall be paid to the Persons in whose name the Notes (or their respective Predecessor Notes) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

          (2) The Company may make payment of any Defaulted Interest on the Notes in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section 307 and Section 305, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

          SECTION 308.  PERSONS DEEMED OWNERS

          Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any, on) and (subject to Sections 305 and 307) interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Company, the Trustee or any agent of the Company or the Trustee shall be affected by notice to the contrary.

          SECTION 309.  CANCELLATION.

          All Notes surrendered for payment, repayment at the option of the Holder, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Notes so delivered to the Trustee shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation, any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Notes, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are surrendered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures unless by Company Order the Company shall direct that cancelled Notes be returned to it.

          SECTION 310.  COMPUTATION OF INTEREST.

          Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 311.  TRANSFER AND EXCHANGE.

          When Notes are presented to the Notes Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Notes of other denominations, the Notes Registrar shall register the transfer or make the exchange if its requirements for such transactions are met; PROVIDED, that any Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Company and the Notes Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registration of transfers and exchanges, the Company shall issue and the Trustee shall authenticate Notes at the Notes Registrar's request.

          The Company shall not be required (i) to issue, register the transfer of or exchange Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 1105 hereof and ending at the close of business on the day of selection, or (ii) to register the transfer, or exchange, of any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

          (a) Notwithstanding any provision to the contrary herein, so long as a Global Note remains Outstanding and is held by or on behalf of the Depositary, transfers of a Global Note, in whole or in part, or of any security entitlement therein, shall only be made in accordance with Section 303(e) and this Section 311(a); PROVIDED, HOWEVER, that security entitlements with respect to a Global Note may be created in the form of, or transferred to other entitlement holders who take delivery thereof in the form of a security entitlement in the same Global Note in accordance with the transfer restrictions set forth in the Restricted Securities Legend.

          (i) Except for transfers or exchanges made in accordance with clauses (ii) through (iv) of this Section 311(a), transfers of a Global Note shall be limited to transfers of such Global Note in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

          (ii) U.S. GLOBAL NOTE TO REGULATION S TEMPORARY GLOBAL NOTE. If an entitlement holder with a security entitlement in the U.S. Global Note deposited with the Depositary or the Trustee as custodian for the Depositary, wishes at any time to transfer its security entitlement in such U.S. Global Note to a person who is required to take delivery thereof in the form of a security entitlement in the Regulation S Temporary Global Note, such owner may, subject to the rules and procedures of the Depositary, exchange or cause the exchange of such security entitlement for an equivalent security entitlement in the Regulation S Temporary Global Note. Upon receipt by the Trustee, as Registrar, at its office in The City of New York of (1) instructions given in accordance with the Depositary's procedures from a Direct Participant or an Indirect Participant directing the Trustee to create or cause to be credited a security entitlement in the Regulation S Temporary Global Note in an amount equal to the security entitlement in the U.S. Global Note to be exchanged, (2) a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary and the Euroclear or Cedel account to be credited with such increase and (3) a certificate in the form of EXHIBIT C attached hereto given by the holder of such security entitlement, then the Trustee, as Registrar, shall instruct the Depositary to reduce or cause to be reduced the principal amount of the U.S. Global Note and to increase or cause to be increased the principal amount of the Regulation S Temporary Global Note by the aggregate principal amount of the security entitlement in the U.S. Global Note equal to the security entitlement in the Regulation S Temporary Global Note to be exchanged or transferred, to credit or cause to be credited to the account of the person specified in such instructions a security entitlement in the Regulation S Temporary Global Note equal to the reduction in the principal amount of the U.S. Global Note and to debit or cause to be debited from the account of the person making such exchange or transfer the security entitlement in the U.S. Global Note that is being exchanged or transferred.

          (iii) REGULATION S TEMPORARY GLOBAL NOTE TO U.S. GLOBAL NOTE. If an entitlement holder with a security entitlement in the Regulation S Temporary Global Note deposited with the Depositary or with the Trustee as custodian for the Depositary wishes at any time to transfer its security entitlement in such Regulation S Temporary Global Note to a person who is required to take delivery thereof in the form of a security entitlement in the U.S. Global Note such holder may, subject to the rules and procedures of Euroclear or Cedel, as the case may be, and the Depositary, exchange or cause the exchange of such interest for an equivalent security entitlement in the U.S. Global Note. Upon receipt by the Trustee, as Registrar at its office in The City of New York of
     (1) instructions from Euroclear or Cedel, if applicable, and the Depositary, directing the Trustee, as Registrar, to create or cause to be credited a security entitlement in the U.S. Global Notes equal to the security entitlement in the Regulation S Temporary Global Note to be exchanged or transferred, such instructions to contain information regarding the participant account with the Depositary to be credited with such increase, (2) a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary and (3) a certificate in the form of EXHIBIT D attached hereto given by the owner of such security entitlement, then Euroclear or Cedel or the Trustee, as Registrar, as the case may be, will instruct the Depositary to reduce or cause to be reduced the Regulation S Temporary Global Note and to increase or cause to be increased the principal amount of the U.S. Global Note by the aggregate principal amount of the security entitlement in the Regulation S Temporary Global Note to be exchanged or transferred and the Trustee, as Registrar, shall instruct the Depositary, concurrently with such reduction, to credit or cause to be credited to the account of the person specified in such instructions a security entitlement in the U.S. Global Note equal to the reduction in the principal amount of the Regulation S Temporary Global Note and to debit or cause to be debited from the account of the person making such exchange or transfer the security entitlement in the Regulation S Temporary Global Note that is being exchanged or transferred.

          (iv) GLOBAL NOTE TO TRANSFER RESTRICTED SECURITY. If an entitlement holder with a security entitlement in a Global Note deposited with the Depositary or with the Trustee as custodian for the Depositary wishes at any time to transfer its security entitlement in such Global Note to a person who is required to take delivery thereof in the form of a Transfer Restricted Security, such owner may, subject to the rules and procedures of Euroclear or Cedel, if applicable, and the Depositary, cause the exchange of such security entitlement for one or more Transfer Restricted Securities of any authorized denomination or denominations and of the same aggregate principal amount. Upon receipt by the Trustee, as Registrar, at its office in The City of New York of
     (1) instructions from Euroclear or Cedel, if applicable, and the Depositary directing the Trustee, as Registrar, to authenticate and deliver one or more Transfer Restricted Securities of the same aggregate principal amount as the security entitlement in the Global Note to be exchanged, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Transfer Restricted Securities to be so issued and appropriate delivery instructions, (2) a certificate in the form of EXHIBIT E attached hereto given by the owner of such security entitlement to the effect set forth therein and (3) such other certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, then Euroclear or Cedel, if applicable, or the Trustee, as Registrar, as the case may be, will instruct the Depositary to reduce or cause to be reduced such Global Note by the aggregate principal amount of the security entitlement therein to be exchanged and to debit or cause to be debited from the account of the person making such transfer the security entitlement in the Global Note that is being transferred, and concurrently with such reduction and debit the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more Transfer Restricted Securities of the same aggregate principal amount in accordance with the instructions referred to above.

          (v) TRANSFER RESTRICTED SECURITY TO TRANSFER RESTRICTED SECURITY. If a holder of a Transfer Restricted Security wishes at any time to transfer such Transfer Restricted Security to a person who is required to take delivery thereof in the form of a Transfer Restricted Security, such holder may, subject to the restrictions on transfer set forth herein and in such Transfer Restricted Security, cause the exchange of such Transfer Restricted Security for one or more Transfer Restricted
     Securities of any authorized denomination or denominations and of the same aggregate principal amount. Upon receipt by the Trustee, as Registrar, at its office in The City of New York of (1) such Transfer Restricted Security, duly endorsed as provided herein, (2) instructions from such holder directing the Trustee, as Registrar, to authenticate and make available for delivery one or more Transfer Restricted
     Securities of the same aggregate principal amount as the Transfer Restricted Security to be exchanged, such instructions to contain the name or authorized denomination or denominations of the Transfer
     Restricted Securities to be so issued and appropriate delivery instructions, (3) a certificate from the holder of the Restricted
     Security to be exchanged in the form of EXHIBIT E attached hereto, and
     (4) such other certifications, legal opinions or other information as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to the registration requirements of the Securities Act, then the Trustee, as Registrar, shall cancel or cause to be cancelled such Transfer Restricted Security and concurrently therewith, the Company shall execute, and the Trustee shall authenticate and make available for delivery, one or more Transfer Restricted Securities of the same aggregate principal amount at maturity, in accordance with the instructions referred to above.

           (vi) OTHER EXCHANGES. In the event that a security entitlement with respect to a Global Note is exchanged for Notes in definitive registered form pursuant to Section 304 prior to the effectiveness of a Shelf Registration Statement with respect to such Notes, such Notes may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of clauses (ii) through (v) above (including the certification requirements intended to ensure that such transfer comply with Rule 144A, Rule 144, or Regulation S of the Securities Act, as the case may be) and such other procedures as may from time to time to adopted by the Company.

           (vii) DISTRIBUTION COMPLIANCE PERIOD. Prior to the later of the Separability Date and the termination of the 40-day Distribution Compliance Period with respect to the issuance of the Notes, transfers of security entitlements in the Regulation S Temporary Global Note to U.S. Persons shall be limited to transfers to QIBs made pursuant to the provisions of Section 311(a)(iii). The Company shall advise the Trustee as to the termination of the 40-day Distribution Compliance Period and the Trustee may rely conclusively thereon.

           (viii) REGULATION S TEMPORARY GLOBAL NOTE TO REGULATION S PERMANENT GLOBAL NOTE. Following the later of the Separability Date and the termination of the 40-day Distribution Compliance Period with respect to the issuance of the Notes, security entitlements in the Regulation S Temporary Global Note shall be exchanged for security entitlements in a Global Note in definitive, fully registered from without interest coupons, with the Global Notes Legend but without the Restricted Securities Legend (a "REGULATION S PERMANENT GLOBAL NOTE"), pursuant to the rules and procedures of the Depositary; PROVIDED, HOWEVER, that prior to (i) the payment of interest or principal with respect to a holder's security entitlement in the Regulation S Temporary Global Note and (ii) any exchange of such security entitlement for a security entitlement in the Regulation S Permanent Global Note, Euroclear or Cedel shall receive a certificate substantially in the form of EXHIBIT F hereto from the entitlement holder of such security entitlement and Euroclear and Cedel shall deliver a certificate substantially in the form of EXHIBIT G hereto to the Trustee (or the Paying Agent if different from the Trustee). Upon proper presentment to the Trustee of a certificate substantially in the form of EXHIBIT H hereto and subject to the rules and procedures of DTC or its Direct Participants or Indirect Participants, including Euroclear and Cedel, a security entitlement in a Regulation S Permanent Global Note may be exchanged for a certificated Note that is free from any restriction on transfer (other than such as are solely attributable to any holder's status).

          (b)  Except in connection with an Exchange Offer or a Shelf

Registration Statement contemplated by and in accordance with the terms of the Notes Registration Rights Agreement, if Initial Notes are issued upon the transfer, exchange or replacement of Initial Notes bearing the Restricted Securities Legend set forth in EXHIBIT A hereto, or if a request is made to remove such Restricted Securities Legend on Initial Notes, the Initial Notes so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which may include an Opinion of Counsel licensed to practice law in the State of New York, as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or, with respect to Transfer Restricted Securities, that such Notes are not "restricted" within the meaning of Rule 144 under the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the direction of the Company, shall authenticate and make available for delivery Initial Notes that do not bear the legend.

           (c) Neither the Company nor the Trustee shall have any responsibility for any actions taken or not taken by the Depositary and the Company shall have no responsibility for any actions taken or not taken by the Trustee as agent or custodian of the Depositary.

          SECTION 312.  "CUSIP" AND "ISIN" NUMBERS.

          The Company may use "CUSIP" and "ISIN" numbers (if then generally in use) in issuing the Notes and, if so, the Trustee shall use "CUSIP" or "ISIN" numbers in notices of redemption or repurchase to Holders as a convenience to Holders; PROVIDED that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption or repurchase and that reliance may be placed only on the other identification numbers printed on the Notes and any such redemption or repurchase shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" or "ISIN" numbers.

          SECTION 313.  DEPOSITS OF MONIES.

          (a) The Company may from time to time appoint one or more Paying Agents under this Indenture and the Notes.

          (b) Unless the Company shall be acting as Paying Agent as provided in Section 1003 hereof, prior to 1:00 p.m. New York City time on each Interest Payment Date, Redemption Date, Stated Maturity, the Change of Control Payment Date and the

Asset Sale Offer Payment Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Redemption Date, Stated Maturity, the Change of Control Payment Date and the Asset Sale Offer Payment Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Redemption Date, Stated Maturity, the Change of Control Payment Date and the Asset Sale Offer Payment Date, as the case may be.


                                   ARTICLE IV

                          SATISFACTION AND DISCHARGE

          SECTION 401.  SATISFACTION AND DISCHARGE OF INDENTURE.

          This Indenture shall, upon Company Request, cease to be of further effect with respect to Notes (except as to any surviving rights of registration of transfer or exchange of the Notes expressly provided for in this Indenture), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when

          (1)   either

                (A) all the respective Notes theretofore authenticated and delivered (other than (i) Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and (ii) Notes for whose payment money has theretofore been deposited in trust with the Trustee or any Paying Agent or segregated and held in trust by the Company and thereafter repaid to the Company, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

                (B) all Notes not theretofore delivered to the Trustee for cancellation

                      (i)   have become due and payable,

                      (ii) will become due and payable at their Stated Maturity within one year, or

                      (iii) are to be called for redemption within one year
                 under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company,

          and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire Indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 606, the obligations of the Company to any Authenticating Agent under Section 611 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

          SECTION 402.  APPLICATION OF TRUST MONEY.

          Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                  ARTICLE V

                                  REMEDIES

           SECTION 501.  EVENTS OF DEFAULT.

          "EVENT OF DEFAULT," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of interest on the Notes when it becomes due and payable and continuance of such default for a period of 30 days or more; PROVIDED that a default in the payment of any installment of interest when it becomes due and payable on the Notes on or prior to April 1, 2001 will constitute an Event or Default, with no grace or cure period; or

          (2) default in the payment of the principal of, or premium, if any, on the Notes when due; or

          (3) default in the performance, or breach, of any covenant described in Section 1014, Section 1015 or Article VIII; or

          (4) default in the performance, or breach, of any covenant in the Indenture (other than defaults specified in clause (1), (2) or (3) above) or the Security Agreement and continuance of such default or breach for a period of 30 days or more after written notice to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% of the aggregate principal amount of the Outstanding Notes; or

          (5) failure to perform any term, covenant, condition or provision of one or more classes or issues of Indebtedness in an aggregate principal amount of $5.0 million or more under which the Company or a Restricted Subsidiary is obligated, and either (a) such Indebtedness is already due and payable in full or (b) such failure results in the acceleration of the maturity of such Indebtedness; or

          (6) one or more final non-appealable judgments, orders or decrees for the payment of money of $5.0 million or more, either individually or in the aggregate, shall be entered against the Company or any Restricted Subsidiary or any of their respective properties and shall not be discharged and there shall have been a period of 60 days or more during which a stay of enforcement of such judgment or order, by reason of pending appeal or otherwise, shall not be in effect; or

          (7)   the entry by a court having jurisdiction in the premises of
     (i) a decree or order for relief in respect of the Company, or any Material Restricted Subsidiary of the Company in an involuntary case or proceeding under

     U.S. bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency, or other similar law or (ii) a decree or order adjudging the Company, or any Material Restricted Subsidiary of the Company, a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company, or any Material Restricted Subsidiary of the Company, under U.S. bankruptcy laws, as now or hereafter constituted, or any other applicable Federal, state, or foreign bankruptcy, insolvency, or similar law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company, or any Material Restricted Subsidiary of the Company, or of any substantial part of the property or assets of the Company, or any Material Restricted Subsidiary of the Company, or ordering the winding up or liquidation of the affairs of the Company, or any Material Restricted Subsidiary of the Company, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (8) the Company shall assert or acknowledge in writing that the Security Agreement is invalid or unenforceable.

          SECTION 502.  ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

          If an Event of Default (other than an Event of Default specified in clause (7) of Section 501) shall occur and be continuing, then in every such case the Trustee or the Holders of at least 25% of the aggregate principal amount of the Outstanding Notes, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee upon the written request of such Holders shall, declare the aggregate principal amount of, premium (if any) on, and any accrued and unpaid interest on all of the Outstanding Notes issued hereunder to be immediately due and payable, and upon any such declaration all such amounts payable in respect of the Notes shall become immediately due and payable. If an Event of Default described in clause (7) of Section 501 shall occur and be continuing with respect to the Company, then the aggregate principal amount of, premium (if any) on, and any accrued and unpaid interest on all the Outstanding Notes shall IPSO FACTO become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

          At any time after a declaration of acceleration or any IPSO FACTO acceleration pursuant to clause (7) of Section 501 has been made under this Indenture, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority of the aggregate principal amount of the Outstanding Notes, by written notice to the Trustee, may rescind and annul such declaration and its consequences if:

          (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (i)   all overdue interest on all Outstanding Notes,

               (ii) the principal amount of and premium, if any, on any Outstanding Notes that have become due otherwise than by such declaration of acceleration, and accrued interest on such unpaid principal and premium, if any, at the rate borne by the Notes,

               (iii) to the extent that payment of such interest is lawful, interest on overdue interest and overdue principal at the rate borne by the Notes, and

               (iv) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

          (b) all Events of Default, other than the non-payment of the principal of and accrued and unpaid interest on the Notes that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513; and

          (c) if the recission of acceleration would not conflict with any judgment or decree by a court having jurisdiction in the premises.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

          Notwithstanding the preceding paragraph, in the event of a declaration of acceleration in respect of the Notes because of Event of Default specified in Section 501(5) shall have occurred and be continuing, such Event of Default and all consequences thereof (including, without limitation, any acceleration or resulting payment default) shall be automatically annulled, waived and rescinded if the Indebtedness that is the subject of such Event of Default shall have been discharged or the holders thereof shall have rescinded their declaration of acceleration in respect of such Indebtedness or the default that is the basis for such Event of Default has been cured, and written notice of such discharge or rescission or cure, as the case may be, shall have been given to the Trustee by the Company and countersigned by the holders of such Indebtedness or a trustee, fiduciary or agent for such holders, within 30 days after such declaration of acceleration in respect of the Notes, and no other Event of Default shall have occurred during such 30-day period which has not been cured or waived during such period.

          SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

          The Company covenants that if

          (1) default is made in the payment of any installment of interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of (or premium, if any, on) any Note at the maturity thereof,

then the Company will, upon demand of the Trustee, pay to the Trustee for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for the principal (and premium, if any) and interest, and interest on any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installment of interest, at the rate borne by such Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Notes, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 504.  TRUSTEE MAY FILE PROOFS OF CLAIM.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal amount of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of the principal amount or the overdue principal, premium, if any, or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of the principal amount of (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

          SECTION 505.  TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF
NOTES.

          All rights of action and claims under this Indenture, the Collateral Documents or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

           SECTION 506.  APPLICATION OF MONEY COLLECTED

          Any money collected by the Trustee pursuant to this Article, including such amounts held pursuant to the Collateral Documents, shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of the principal amount of (or premium, if any) or interest on the Notes, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
     606;

          SECOND: To the payment of the amounts then due and unpaid for the principal amount of (and premium, if any, on) and interest on the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for the principal amount (and premium, if any) and interest, respectively; and

          THIRD: The balance, if any, to the Person or Persons entitled thereto, including the Company or any other obligor on the Notes, as their interests may appear or as a court of competent jurisdiction may direct.

          SECTION 507.  LIMITATION ON SUITS.

          No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% of the aggregate principal amount of the Outstanding Notes shall have made a written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority of the aggregate principal amount of the Outstanding Notes;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture or any Note to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture or any Note, except in the manner herein provided and for the equal and ratable benefit of all Holders.

          SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

          Notwithstanding any other provision in this Indenture or the Collateral Documents, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment, as provided herein, of the principal of (and premium, if any, on) and (subject to Section 307) interest on, such Note on the respective Stated Maturities expressed in such Note and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

          SECTION 509.  RESTORATION OF RIGHTS AND REMEDIES.

          If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Notes shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 510.  RIGHTS AND REMEDIES CUMULATIVE.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 511.  DELAY OR OMISSION NOT WAIVER.

          No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

          SECTION 512.  CONTROL BY HOLDERS.

          The Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; PROVIDED that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture or the Collateral Documents,

          (2) subject to Section 315 of the Trust Indenture Act, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

          (3) the Trustee need not take any action which might involve it in personal liability or be unjustly prejudicial to the Holders of Notes not consenting.

          SECTION 513.  WAIVER OF PAST DEFAULTS.

          Subject to Section 902 and the last paragraph of Section 502, the Holders of not less than a majority of the aggregate principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past defaults hereunder and their consequences under this Indenture, except a default

          (1) in respect of the payment of the principal of (or premium, if any, on) or interest on any Note at maturity, or

          (2) in respect of a covenant or provision hereof which under
     Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Note.

          Upon any such waiver, any such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

          SECTION 514.  WAIVER OF STAY OR EXTENSION LAWS.

          Each of the Company and any other obligor on the Notes covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and each of the Company and any other obligor on the Notes (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                ARTICLE VI

                                THE TRUSTEE

          SECTION 601.  NOTICE OF DEFAULTS.

          Within 45 days after the earlier of receipt from the Company of notice of the occurrence of any Default hereunder or the date when such Default becomes known to the Trustee, the Trustee shall transmit, in the manner and to the extent provided in TIA Section 313(c), by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; PROVIDED, HOWEVER, that, except in the case of a Default in the payment of the principal of (or premium, if any, on) or interest on any Note, or in the case of any Default arising from the occurrence of any Change of Control, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

          SECTION 602.  CERTAIN RIGHTS OF TRUSTEE.

          Subject to the provisions of TIA Sections 315(a) through 315(d) (determined as if the TIA were applicable to this Indenture at all times):

          (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board may be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (4) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or the Collateral Documents at the request or direction of any of the Holders of Notes pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (8) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

          (9) the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Notes and this Indenture.

          The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          SECTION 603.  TRUSTEE NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF
NOTES.

          The recitals contained herein and in the Notes and in the Collateral Documents, except for the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder and that the statements made by it in its Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Notes or the proceeds of the sale thereof.

          SECTION 604.  MAY HOLD NOTES.

          The Trustee, any Authenticating Agent, any Paying Agent, any Note Registrar or any other agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to TIA Sections

310(b) and 311, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Note Registrar or such other agent.

          SECTION 605.  MONEY HELD IN TRUST.

          All money received by the Trustee shall, until used or applied as herein provided, be held in trust hereunder for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

          SECTION 606.  COMPENSATION AND REIMBURSEMENT.

          The Company agrees:

          (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify each of the Trustee or any predecessor Trustee and its agents for, and to hold it harmless against, any and all loss, liability, damage, claim or expense, including taxes (other than taxes based on the income of the Trustee) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or in respect of the Collateral Documents or of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

          The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of such obligations of the Company, the Trustee shall have a claim prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (and premium, if any, on) or interest on particular Notes at maturity.

          When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(7), the expenses (including the reasonable charges and expenses of its counsel) of and the compensation of the Trustee for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

          SECTION 607.  CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.

          There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under TIA Section 310(a)(1) and (2) and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 608.  RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.


          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

          (b) The Trustee may resign at any time with respect to the Notes by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

          (c) The Trustee may be removed at any time with respect to the Notes by Act of the Holders of not less than a majority of the principal amount of the then Outstanding Notes, delivered to the Trustee and to the Company. If the instrument of acceptance by a successor Trustee required by Section 609 shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

          (d)  If at any time:

          (1)  the Trustee shall fail to comply with the provisions of TIA
     Section 310(b) after written request therefor by the Company or by any Holder who has been a BONA FIDE Holder of a Note for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder who has been a BONA FIDE Holder of a Note for at least six months, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Notes, or (ii) subject to TIA Section 315(e), any Holder who has been a BONA FIDE Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Notes and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Notes, the Company, by a Board Resolution, shall promptly
appoint a successor Trustee.   If, within one year after such resignation,
removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Notes shall be appointed by Act of the Holders of a majority of the aggregate principal amount of the then Outstanding Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee with respect to the Notes and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Notes shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a BONA FIDE Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

          (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Notes and each appointment of a successor Trustee with respect to the Notes to the Holders of Notes in the manner provided for in Section 106. Each notice shall include the name of the successor Trustee with respect to the Notes and the address of its Corporate Trust Office.

          SECTION 609.  ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

          (a) Each successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; PROVIDED, HOWEVER, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

          (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all rights, powers and trusts referred to in paragraph (a) of this Section.

          (c) No successor Trustee shall accept its appointment unless at the time of such acceptance, such successor Trustee shall be qualified and eligible under this Article.

          SECTION 610. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. In case at that time any of the Notes shall not have been authenticated, any successor Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor Trustee. In all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of authentication the Trustee shall have; PROVIDED, HOWEVER, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          SECTION 611.  APPOINTMENT OF AUTHENTICATING AGENT.

          At any time when any of the Notes remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes and the Trustee shall give written notice in the manner provided for in Section 106 of such appointment to all Holders of Notes with respect to which such Authenticating Agent will serve. Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, and a copy of such instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 611, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 611, it shall resign immediately in the manner and with the effect specified in this Section 611.

          Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent; PROVIDED such corporation shall be otherwise eligible under this Section 611, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give written notice in the manner provided for in Section 106 of such appointment to all Holders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 611.

          The Company agrees to pay to each Authenticating Agent from time to time such compensation for its services under this Section as shall be agreed in writing between the Company and such Authenticating Agent.

          If an appointment is made pursuant to this Section 611, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

          This is one of the 13% Senior Notes due 2008 referred to in the within-mentioned Indenture.


                                       NORWEST BANK COLORADO, N.A.,
                                       Trustee


                                       By:
                                           -------------------------------------
                                                   Authenticating Agent


                                       By:
                                           -------------------------------------
                                                    Authorized Officer


          SECTION 612.  CERTAIN DUTIES AND RESPONSIBILITIES.

          (a)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the Collateral Documents, and no implied covenants or obligations shall be read into this Indenture and the Collateral Documents against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture and the Collateral Documents; PROVIDED, HOWEVER, in the case of any such certificates or opinions which by provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture or the Collateral Documents.

          (b) During the existence of an Event of Default, the Trustee is required to exercise such rights and powers vested in it under this Indenture and the Collateral Documents and use the same degree of care and skill in its exercise thereof as a prudent person would exercise under the circumstances in the conduct of such person's own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that no provision of this Indenture or the Collateral Documents shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture and the Collateral Documents relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 612.

                                  ARTICLE VII

               HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

          SECTION 701. PRESERVATION OF INFORMATION; COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.

          (a) The Trustee shall preserve the names and addresses of the Holders of the Notes and otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish or cause the Registrar to furnish to the Trustee before each Interest Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Holders of the Notes. Neither the Company nor the Trustee shall be under any responsibility with regard to the accuracy of such list.

          (b)  The Company will furnish or cause to be furnished to the Trustee

          (i) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date; and

          (ii) at such other times as the Trustee may reasonably request in writing, within 30 days after receipt by the company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

PROVIDED, HOWEVER, that if and so long as the Trustee shall be the Registrar, no such list need be furnished pursuant to this Section 701(b).

          SECTION 702.  REPORTS BY TRUSTEE.

          Within 60 days after May 15 of each year commencing with the first May 15 after the Issue Date, the Trustee shall transmit to the Holders (with a copy to the Company at the Place of Payment), in the manner and to the extent provided in TIA Section 313(c), a brief report dated as of such May 15 if required by TIA Section 313(a).

          SECTION 703.  REPORTS BY COMPANY.

          The Company shall:

          (1) file with the Trustee, within 15 days after it files or would be required to file with the Commission the information pursuant to
     Section 1020 hereof, copies of such information;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

          (3) furnish by mail without cost to all Holders, as their names and addresses appear in the Note Register and in the manner and to the extent provided in TIA Section 313(c), within 30 days after the filing thereof with the Trustee, such information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

          SECTION 704.  COMMUNICATIONS OF HOLDERS.

          Holders may communicate with other Holders with respect to their rights under this Indenture or under the Notes pursuant to Section 312(b) of the Trust Indenture Act. The Company and the Trustee and any and all other persons benefitted by this Indenture shall have the protection afforded by
Section 312(c) of the Trust Indenture Act.

                                  ARTICLE VII

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 801.  COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.

          The Company will not, in a single transaction or a series of related transactions, (1) consolidate or combined with or merge with or into any other Person or, directly or indirectly, sell, assign, convey, lease, transfer, or otherwise dispose of all or substantially all of its properties and assets substantially as an entirety to any other Person or Persons or
(2) permit any of the Restricted Subsidiaries to enter into any such transaction or series of related transactions, if such transaction or series of related transactions, in the aggregate, would result in the sale, assignment, conveyance, lease, transfer, or other disposition of all or substantially all of the properties or assets of the Company and the Restricted Subsidiaries on a consolidated basis to any Person other than the Company or another Restricted Subsidiary, unless at the time and immediately after giving effect thereto:

          (i)  either (a) the Company will be the continuing Person or (b) the

     Person (if other than the Company) formed by such consolidation or into which the Company or such Subsidiary is merged or the Person which acquires by sale, conveyance, lease, transfer, or other disposition, all or substantially all of the properties and assets of the Company and its Restricted Subsidiaries on a consolidated basis substantially as an entirety, as the case may be (the "SURVIVING ENTITY"), (1) will be a corporation organized and validly existing under the laws of the United States of America, any state or territory thereof or the District of Columbia and (2) will expressly assume, by a supplemental indenture to this Indenture in form satisfactory to the Trustee, the Company's obligation pursuant to the Notes, this Indenture and the Collateral Documents for the due and punctual payment of the principal of, premium, if any, on and interest on all the Notes and the performance and observance of every covenant of this Indenture on the part of the Company to be performed or observed;

          (ii) immediately after giving effect to such transaction or series of transactions on a PRO FORMA basis (including, without limitation, any Indebtedness of the Company or any Restricted Subsidiary incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions as having been incurred at the time of such transaction), no Default shall have occurred and be continuing; and

          (iii) immediately after giving effect to such transaction or series of transactions on a PRO FORMA basis (including, without limitation, any Indebtedness of the Company or any Restricted Subsidiary incurred or anticipated to be incurred in connection with or in respect of such transaction or series of transactions as having been incurred at the time of such transaction), the Company (or the Surviving Entity if the Company is not the continuing obligor under this Indenture and assuming such Surviving Entity's assumption of the Company's or Restricted Subsidiary's, as the case may be, obligations under the Notes and this Indenture) would be able to incur $1.00 of Indebtedness under the proviso in the first paragraph of Section 1008.

          In connection with any such consolidation, merger, sale, assignment, conveyance, lease, transfer, or other disposition, the Company or the Surviving Entity shall have delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, assignment, conveyance, lease, transfer, or other disposition, and if a supplemental indenture is required in connection with such transaction or series of transactions to effectuate such assumption, such supplemental indenture, comply with the requirements of this Indenture and that all conditions precedent therein provided for relating to such transaction or series of transactions have been complied with.

          For all purposes of the Indenture and the Notes (including the provisions of this Section 801 and Sections 1008, 1009 and 1012), Subsidiaries of any surviving entity will, upon such transaction or series of related transactions, become Restricted Subsidiaries or Unrestricted Subsidiaries as provided pursuant to Section 1017 and all Indebtedness, and all Liens on property or assets, of the Company and the Restricted Subsidiaries in existence immediately prior to such transaction or series of related transactions will be deemed to have been incurred upon such transaction or series of related transactions.

          SECTION 802.  SUCCESSOR SUBSTITUTED.

               Upon any consolidation or merger, or any sale, assignment, conveyance, transfer, lease or disposition of all or substantially all of the properties and assets of the Company in accordance with Section 801 in which the Company is not the continuing obligor under this Indenture, the Surviving Entity shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture, the Notes and the Collateral Documents with the same effect as if such successor had been named as the Company therein. When a successor assumes all the obligations of its predecessor under this Indenture, the predecessor shall be released from those obligations; PROVIDED that in the case of a transfer by lease, sale, assignment, conveyance, transfer, or other disposition to a Restricted Subsidiary of the Company, the predecessor shall not be released from the payment of principal of, premium, if any, and interest on the Notes and all other obligations and covenants under this Indenture and the Notes.


                                  ARTICLE IX

                  AMENDMENTS; WAIVERS; SUPPLEMENTAL INDENTURES

          SECTION 901. AMENDMENTS; WAIVERS AND SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.

          Without the consent of any Holders, the Company, when authorized pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may amend, waive or supplement this Indenture, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company or any other obligor on the Notes, and the assumption by any such successor of the covenants of the Company or such obligor contained herein and in the Notes in accordance with Article VIII; or

          (2) to add to the covenants of the Company or any other obligor on the Notes for the benefit of the Holders or to surrender any right or power conferred upon the Company or any other obligor on the Notes, herein and in the Notes, as applicable, in the Indenture or the Notes; or

          (3) to cure any ambiguity, to correct or supplement any provision herein or in the Notes which may be defective or inconsistent with any other provision herein or in the Notes, or to make any other provisions with respect to matters or questions arising under this Indenture or the Notes; PROVIDED that, in each case, such provisions shall not adversely affect the interests of the Holders; or

          (4) to comply with the requirements of the Commission in order to effect or maintain the qualification, if any, of this Indenture under the Trust Indenture Act; or

          (5) to evidence and provide the acceptance of the appointment of a successor Trustee under this Indenture; or

          (6) to mortgage, pledge, hypothecate or grant a security interest in favor of the Trustee for the benefit of the Holders as additional security for the payment and performance of the Company's obligations under this Indenture, in any property or assets, including any of which are required to be mortgaged, pledged or hypothecated, or in which a security interest is required to be granted, to the Trustee pursuant to this Indenture or otherwise; or

          (7) to add guarantors with respect to the Notes.

PROVIDED that the Company shall have delivered to the Trustee an Opinion of Counsel stating that any such action pursuant to clauses (1) through (7) above does not adversely affect the rights of any Holder of Notes.

          SECTION 902. MODIFICATION, AMENDMENTS AND SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.

          With the consent of the Holders of not less than a majority in aggregate principal amount of all then Outstanding Notes that are affected thereby, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may modify, amend or supplement this Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; PROVIDED, HOWEVER, that no such modification, amendment or supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby,

          (1) reduce the principal amount of, extend the Stated Maturity of or alter or waive the redemption provisions of, the Notes.

          (2) change the currency in which any Notes or any premium or the accrued interest thereon is payable,

          (3) reduce the percentage in aggregate principal amount of Outstanding Notes that must consent to an amendment, supplement or waiver or consent to an amendment, supplement or waive or consent to take any action under the Indenture or the Notes;

          (4) impair the right to institute suit for the enforcement of any payment on or with respect to the Notes.

          (5) waive a default in payment with respect to the Notes;

          (6) amend, change or modify the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or make and consummate the offer with respect to any Asset Sale (except in either case for changes required by applicable law) or modify any of the provisions or definitions with respect thereto or waive any default in the performance thereof;

          (7) reduce or change the rate or extend the time for payment of interest on the Notes;

          (8) modify or change any provision of this Indenture affecting the ranking of the Notes in a manner adverse to the Holders of the Notes; or

          (9) modify the provisions of the Collateral Documents or Section 1021 in any manner adverse to the Holders or release any of the Collateral from the Lien securing the Notes, including but not limited to, funds from the Collateral Account (other than as provided in the Collateral Documents) or permit any other Indebtedness or other obligation to be secured by any of the Collateral.

          It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         SECTION 904.  EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 905.  CONFORMITY WITH TRUST INDENTURE ACT.

          Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

          SECTION 906.  REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES.

          Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

          SECTION 907.  NOTICE OF SUPPLEMENTAL INDENTURES.

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 902, the Company shall give notice thereof to the Holders of each Outstanding Note affected, in the manner provided for in Section 106, setting forth in general terms the substance of such supplemental indenture.

                                   ARTICLE X

                                   COVENANTS

          SECTION 1001.  PAYMENT OF PRINCIPAL, PREMIUM, IF ANY, AND INTEREST.

          The Company covenants and agrees for the benefit of the Holders of Notes that it will duly and punctually pay the principal of (and premium, if any, on) and interest on the Notes in accordance with the terms of the Notes and this Indenture.

          SECTION 1002.  MAINTENANCE OF OFFICE OR AGENCY.

          The Company will maintain in the City of New York an office or agency where Notes may be presented or surrendered for payment (the "PLACE OF PAYMENT"), where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company hereby designates the Corporate Trust Office as the Place of Payment.

          The Company will give prompt written notice to the Trustee of the location, and any change in the location, of the Place of Payment. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; PROVIDED, HOWEVER, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Notes for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

          SECTION 1003.  MONEY FOR NOTES PAYMENTS TO BE HELD IN TRUST.

          If the Company shall at any time act as its own Paying Agent with respect to the Notes, it will, on or before each date on which payment shall become due of principal of (and premium, if any) or interest on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents for the Notes, it will, prior to or on each date on which payment shall become due of the principal of (and premium, if any, on) or interest on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent (other than the Trustee) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) and interest on the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal of (or premium, if any) or interest on the Notes; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Note and remaining unclaimed for one years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; PROVIDED, HOWEVER, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

          SECTION 1004.  CORPORATE EXISTENCE.

          Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights (charter and statutory) and franchises of the Company and each Restricted Subsidiary; PROVIDED, HOWEVER, that, subject to the other provisions of this Indenture, the Company shall not be required to preserve any such right or franchise, or the existence of any Restricted Subsidiary, if the Company in good faith shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries as a whole and that the loss thereof is not disadvantageous in any material respect to the Holders.

          SECTION 1005.  PAYMENT OF TAXES AND OTHER CLAIMS.

          The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary and (b) all lawful claims for labor, materials and supplies, which, if unpaid, would by law become a Lien upon the property of the Company or any Subsidiary; PROVIDED, HOWEVER, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings.

          SECTION 1006.  MAINTENANCE OF PROPERTIES.

          The Company will cause all properties owned by the Company or any Restricted Subsidiary or used or held for use in the conduct of its business or the business of any Restricted Subsidiary to be maintained and kept in good condition, repair and working order (except ordinary wear and tear) and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; PROVIDED, HOWEVER, that nothing in this Section shall prevent the Company or any of its Restricted Subsidiaries from discontinuing the maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

          SECTION 1007.  STATEMENT BY OFFICERS AS TO DEFAULT.

               (a) The Company will deliver to the Trustee, within 50 days after the end of each fiscal quarter and within 120 days after the end of each fiscal year, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture and the Collateral Documents since the beginning of such quarter or such year, as the case may be. For purposes of this Section 1007(a), such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture or the Collateral Documents.

               (b) When any Default has occurred and is continuing under this Indenture or the Collateral Documents, or if the trustee for or the Holder of any other evidence of Indebtedness of the Company or any Subsidiary gives any notice or takes any other action with respect to a claimed default (other than with respect to Indebtedness in the principal amount of less than $5.0 million), the Company shall deliver to the Trustee by registered or certified mail or by telegram, telex or facsimile transmission an Officers' Certificate specifying such event, notice or other action within five Business Days after the Company becomes aware of such occurrence and what action the Company is taking or proposes to take with respect thereto.

          SECTION 1008.  LIMITATION ON INDEBTEDNESS.

          The Company will not, and will not permit any Restricted Subsidiary to, incur any Indebtedness (including any Acquired Indebtedness) other than Permitted Indebtedness; PROVIDED that the Company may Incur Indebtedness if and at the time of such incurrence (i) the Consolidated Indebtedness to Consolidated Operating Cash Flow Ratio would have been less than or equal to
6.0 to 1.0 and (ii) no Default or Event of Default shall have occurred and be continuing or occur as a consequence of the actions set forth in this covenant.

          In making the foregoing calculation, (A) PRO FORMA effect will be given to: (i) the incurrence or repayment of any Indebtedness to be incurred or repaid on the date of the incurrence of such Indebtedness (the "TRANSACTION DATE"), (ii) Asset Sales and Asset Acquisitions (including giving PRO FORMA effect to the application of proceeds of any Assets Sales) that occur from the beginning of the Four Quarter Period (as defined under the "CONSOLIDATED INDEBTEDNESS TO CONSOLIDATED OPERATING CASH FLOW RATIO" definition) through the Transaction Date (the "REFERENCE PERIOD"), as if such acquisition or disposition had occurred and such proceeds had been applied on the first day of such Reference Period and (iii) the acquisition (whether by purchase, merger or otherwise) or disposition (whether by sale, merger or otherwise) of any company, entity or business acquired or disposed of (including giving PRO FORMA effect to the application of proceeds of such disposition) by any Person that has become a Restricted Subsidiary or has been merged with or into the Company or any Restricted Subsidiary during such Reference Period and that would have constituted Asset Sales or Asset Acquisitions had such transactions occurred when such Person was a Restricted Subsidiary as if such asset dispositions or asset acquisitions were Asset Sales or Asset Acquisitions that occurred on the first day of such Reference Period; PROVIDED that, to the extent that clause (ii) or (iii) of this sentence requires that PRO FORMA effect be given to an Asset Acquisition or Asset Sale, such PRO FORMA calculation shall be based upon the four full fiscal quarters, immediately preceding the Transaction Date of the Person, or division or line of business of the Person, that is acquired or disposed of for which financial information is available, and (B) the aggregate amount of Indebtedness outstanding as of the end of the Reference Period will be deemed to include an amount of funds equal to the average daily balance of Indebtedness outstanding during the Reference Period under any revolving credit or similar facilities of the Company and its Restricted Subsidiaries. For purposes of this provision, whenever PRO FORMA effect is to be given to a transaction, the PRO FORMA calculations shall be made in good faith by a responsible financial or accounting officer of the Company.

          For the purposes of determining compliance with this Section 1008, in the event that an item of Indebtedness or any portion thereof meets the criteria of more than one of the types of Indebtedness the Company and the Restricted Subsidiaries are permitted to incur, the Company will have the right, in its sole discretion, to classify such item of Indebtedness or portion thereof at the time of its incurrence and will only be required to include the amount and type of such Indebtedness or portion thereof under the clause permitting the Indebtedness as so classified.

         SECTION 1009.  LIMITATION ON RESTRICTED PAYMENTS.

         (a) The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, take any of the following actions:

         (i) declare or pay any dividend on, or make any distribution to holders of, any shares of its Capital Stock (other than (x) dividends or distributions payable solely in shares of its Qualified Capital Stock or in options, warrants or other rights to acquire such shares of Qualified Capital Stock and (y) dividends or distributions payable to the Company or any Wholly Owned Restricted Subsidiary);

         (ii) purchase, redeem or otherwise acquire or retire for value, directly or indirectly, any shares of its Capital Stock or any Capital Stock of any of its Affiliates or any options, warrants or other rights to acquire such shares of Capital Stock;

         (iii) make any principal payment on, or repurchase, redeem, defease or otherwise acquire or retire for value, prior to any scheduled principal payment, sinking fund payment or maturity, any Subordinated
     Indebtedness; or

         (iv)  make any Investment (other than any Permitted Investment);

(such payments or other actions described in (but not excluded from) clauses
(i) though (iv) are collectively referred to as "RESTRICTED PAYMENTS"), unless at the time of, and immediately after giving effect to, the proposed Restricted Payment (the amount of any such Restricted Payment, if other than cash, as determined by the Board, whose determination shall be conclusive and evidenced by a Board Resolution), (1) no Default or Event of Default shall have occurred and be continuing, (2) the Company could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to the proviso in the first paragraph of Section 1008 and (3) the aggregate amount of all Restricted Payments declared or made after the Issue Date shall not exceed the sum of:

                    (A) 50% of the aggregate amount of the Consolidated
         Adjusted Net Income (or, if the Consolidated Adjusted Net Income is a loss, minus 100% of the amount of such loss) (determined by excluding income resulting from transfers of assets by the Company or a Restricted Subsidiary to an Unrestricted Subsidiary) accrued on a cumulative basis during the period (taken as one accounting period) beginning on the first day of the fiscal quarter immediately following the Issue Date and ending on the last day of the last full fiscal quarter immediately preceding the date of such Restricted Payment for which quarterly or annual consolidated financial statements of the Company are available; plus

               (B) the aggregate Net Cash Proceeds received by the Company after the Issue Date as a capital contribution or from the issuance and sale permitted by the Indenture of its Capital Stock (other than Disqualified Stock) to a Person who is not a Subsidiary of the Company, including an issuance or sale permitted by the Indenture of Indebtedness of the Company for cash subsequent to the Issue Date upon the conversion of such Indebtedness into Capital Stock (other than Disqualified Stock) of the Company, or from the issuance to a Person who is not a Subsidiary of the Company of any options, warrants or other rights to acquire Capital Stock of the Company (in each case, exclusive of any Disqualified Stock); plus

               (C) to the extent not otherwise included in the Consolidated Adjusted Net Income of the Company, an amount equal to the sum of
          (i) the net reduction in Investments in any Person (other than Permitted Investments) resulting from the payment in cash of dividends, repayments of loans or advances or other transfers of assets, or from the Net Cash Proceeds from the sale of any such Investment, in each case to the Company or any Restricted Subsidiary after the Issue Date from such Person and (ii) the portion (proportionate to the Company's equity interest in such Subsidiary) of the Fair Market Value of the net assets of any Unrestricted Subsidiary at the time such Unrestricted Subsidiary is designated a Restricted Subsidiary; PROVIDED, HOWEVER, that in the case of (i) or (ii) above the foregoing sum shall not exceed the amount of Investments previously made (and treated as a Restricted Payment) by the Company or any Restricted Subsidiary in such Person or Unrestricted Subsidiary.

          (b) Notwithstanding paragraph (a) above, the Company and any Restricted Subsidiary may take the following actions so long as (with respect to clauses (ii) through (v) inclusive and clauses (vii) through (ix) inclusive below) no Default or Event of Default shall have occurred and be continuing:

          (i) the payment of any dividend within 60 days after the date of declaration thereof, if at such date of declaration such dividend would have complied with the provisions of paragraph (a) above and such payment will be deemed to have been paid on such date of declaration for purposes of the calculation required by paragraph (a) above;

          (ii) the purchase, redemption or other acquisition or retirement for value of any shares of Capital Stock of the Company, in exchange for, or out of the Net Cash Proceeds of a substantially concurrent issuance and sale (other than to a Restricted Subsidiary) of, shares of Qualified Capital Stock of the Company;

     PROVIDED, HOWEVER, that such Qualified Capital Stock of the Company may not be redeemable at the option of the Holder or be required to be redeemed prior to the Stated Maturity of the Notes;

          (iii) the purchase, redemption, defeasance or other acquisition or retirement for value of any Subordinated Indebtedness in exchange for or out of the Net Cash Proceeds of a substantially concurrent issuance and sale (other than to a Restricted Subsidiary) of shares of Qualified Capital Stock of the Company;

          (iv) the purchase of any Subordinated Indebtedness at a purchase price not greater than 101% of the principal amount thereof in the event of a Change of Control in accordance with provisions similar Section 1014; PROVIDED that prior to such purchase the Company has made the Change of Control Offer as provided in such covenant with respect to the Notes and has purchased all Notes validly tendered for payment in connection with such Change of Control Offer;

          (v) the purchase, redemption, defeasance or other acquisition or retirement for value of Subordinated Indebtedness in exchange for, or out of the Net Cash Proceeds of a substantially concurrent incurrence (other than to a Subsidiary) of new Subordinated Indebtedness so long as
     (A) the principal amount of such new Subordinated Indebtedness does not exceed the principal amount (or, if such Subordinated Indebtedness being refinanced provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration thereof, such lesser amount as of the date of determination) of the Subordinated Indebtedness being so purchased, redeemed, defeased, acquired or retired, plus the amount of any premium required to be paid in connection with such refinancing pursuant to the terms of such Subordinated Indebtedness being refinanced or the amount of any premium reasonably determined by the Company as necessary to accomplish such refinancing, PLUS, in either case, the amount of expenses of the Company incurred in connection with such refinancing; (B) such new Subordinated Indebtedness is subordinated to the Notes to the same extent as such Subordinated Indebtedness so purchased, redeemed, defeased, acquired or retired and (C) such new Subordinated Indebtedness has an Average Life to Stated Maturity longer than the Average Life to Stated Maturity of the Notes and a final Stated Maturity of principal later than the final Stated Maturity of principal of the Notes;

          (vi) the payment of cash in lieu of fractional shares of Common Stock pursuant to the Warrant Agreement;

          (vii) payments of amounts required for any repurchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company or any options or rights to acquire such Capital Stock of the Company owned by any director, officer or employee of the Company or its Subsidiaries pursuant to any management equity subscription agreement or similar agreement, or otherwise upon the death, disability, retirement or termination of employment or departure from the Board, PROVIDED that the aggregate price paid for all such repurchased, redeemed, acquired or retired Capital Stock of the Company or options shall not exceed in the aggregate $0.5 million in any calendar year;

          (viii) payments that would otherwise be Restricted Payments in an aggregate amount not to exceed $1.0 million;

          (ix) Investments in Telecommunications Businesses that would otherwise be Restricted Payments, the sum of which does not exceed $5.0 million at any one time outstanding; and

          (x) repurchases of Capital Stock of the Company solely in connection with cashless exercises of options, warrants and other convertible securities.

The actions described in clauses (i) through (iv) inclusive and clauses (vi) through (ix) inclusive of this paragraph (b) shall be Restricted Payments that shall be permitted to be taken in accordance with this paragraph (b) but shall reduce the amount that would otherwise be available for Restricted Payments under clause (3) of paragraph (a) and the actions described in clauses (v) and (x) of this paragraph (b) shall be Restricted Payments that shall be permitted to be taken in accordance with this paragraph (b) and shall not reduce the amount that would otherwise be available for Restricted Payments under clause (3) of paragraph (a) above. In the event the proceeds of an issuance of Qualified Capital Stock of the Company are used for the redemption, repurchase or other acquisition of the Notes, or Indebtedness that is PARI PASSU with the Notes, then the Net Cash Proceeds of such issuance shall be included in clause (B) of paragraph (a) of this Section 1009 only to the extent such proceeds are not used for such redemption, repurchase or other acquisition of Indebtedness.

          SECTION 1010. LIMITATION ON ISSUANCES AND SALES OF CAPITAL STOCK OF RESTRICTED SUBSIDIARIES.


          The Company will not (i) sell, pledge, hypothecate or otherwise convey or dispose of any Capital Stock of a Restricted Subsidiary of the Company (other than under a Permitted Credit Facility) or (ii) permit any of its Restricted Subsidiaries to issue any Capital Stock, in either case, other than to the Company or a Restricted Subsidiary of the Company. The foregoing restrictions shall not apply to an Asset Sale consisting of 100% of the Capital Stock of a Restricted Subsidiary owned by the Company made in compliance with Section 1015.

          SECTION 1011.  LIMITATION ON TRANSACTIONS WITH AFFILIATES.

          The Company will not, and will not permit, cause or suffer any Restricted Subsidiary to, conduct any business or enter into any transaction (or series of related transactions which are similar or part of a common plan) with or for the benefit of any of their respective Affiliates or any beneficial Holder of 5% or more of the Common Stock of the Company or any officer or director of the Company (each, an "AFFILIATE TRANSACTION"), unless the terms of the Affiliate Transaction are set forth in writing, and are fair and reasonable to the Company or such Restricted Subsidiary, as the case may be. Each Affiliate Transaction involving aggregate payments or other Fair Market Value in excess of $1.0 million shall be approved by a majority of the Board, such approval to be evidenced by a Board Resolution stating that the Board has determined that such transaction or transactions comply with the foregoing provisions. In addition to the foregoing, each Affiliate Transaction involving aggregate consideration of $5.0 million or more shall be approved by a majority of the Disinterested Directors; PROVIDED that, in lieu of such approval by the Disinterested Directors, the Company may obtain a written opinion from an Independent Financial Advisor stating that the terms of such Affiliate Transaction to the Company or the Restricted Subsidiary, as the case may be, are fair from a financial point of view. For purposes of this covenant, any Affiliate Transaction approved by a majority of the Disinterested Directors or as to which a written opinion has been obtained from an Independent Financial Advisor, on the basis set forth in the preceding sentence, shall be deemed to be on terms that are fair and reasonable to the Company and the Restricted Subsidiaries, as the case may be, and therefore shall be permitted under this covenant.

          Notwithstanding the foregoing, the restrictions set forth in this covenant shall not apply to (i) transactions with or among, or solely for the benefit of, the Company and/or any of the Restricted Subsidiaries, (ii) transactions pursuant to agreements and arrangements existing on the Issue Date, (iii) dividends and other Restricted Payments paid by the Company pursuant to and in compliance with Section 1009 (iv) customary directors' fees, indemnification and similar arrangements, employee salaries and bonuses, employment agreements and arrangements or compensation or employee benefit arrangements (including options), (v) grants of customary registration rights with respect to securities of the Company and (vi) loans or advances to officers or employees of the Company or any Restricted Subsidiary made in the ordinary course of business of the Company or such Restricted Subsidiary to pay business related travel expenses or reasonable relocation costs of such officers or employees in connection with their employment by the Company or such Restricted Subsidiary.

          SECTION 1012.  LIMITATION ON LIENS.

          The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on or with respect to (i) any of its property or assets, including any shares of stock or Indebtedness of any Restricted Subsidiary, whether owned at the Issue Date or thereafter acquired, or any income, profits or proceeds therefrom, or assign or otherwise convey any right to receive income thereon, unless (x) in the case of any Lien securing Subordinated Indebtedness, the Notes are secured by a Lien on such property, assets or proceeds that is senior in priority to such Lien and (y) in the case of any other Lien, the Notes are equally and ratably secured with the obligation or liability secured by such Lien, or (ii) the Collateral Account.

          SECTION 1013. LIMITATIONS ON ISSUANCES OF GUARANTEES OF INDEBTEDNESS BY RESTRICTED SUBSIDIARIES.

          (a) The Company will not permit any Restricted Subsidiary, directly or indirectly, to guarantee, assume or in any other manner become liable with respect to any Indebtedness of the Company (the "GUARANTEED INDEBTEDNESS") unless (i) such Restricted Subsidiary simultaneously executes and delivers a supplemental indenture providing for the guarantee (a "SUBSIDIARY GUARANTEE") of payment of the Notes by such Restricted Subsidiary; PROVIDED that this paragraph (a) shall not be applicable to any guarantee of any Restricted Subsidiary that existed at the time such Person became a Restricted Subsidiary and was not incurred in connection with or in contemplation of such Person becoming a Restricted Subsidiary. If the Guaranteed Indebtedness is (A) PARI PASSU in right of payment with the Notes, then the guarantee of such Guaranteed Indebtedness shall be PARI PASSU in right of payment with, or subordinated in right of payment to, the Subsidiary Guarantee or (B) subordinated in right of payment to the Notes, then the guarantee of such Guaranteed Indebtedness shall be subordinated in right of payment to the Subsidiary Guarantee at least to the extent that the Guaranteed Indebtedness is subordinated in right of payment to the Notes.

          (b) Notwithstanding the foregoing, any Subsidiary Guarantee created pursuant to the provisions described in the foregoing paragraph (a) shall provide by its terms that it shall be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer, to any Person who is not an Affiliate of the Company, of all of the Company's Capital Stock in, or all or substantially all the assets of, such Restricted Subsidiary (which sale, exchange or transfer is not prohibited by the Indenture) or (ii) the release by the holders of the Indebtedness of the Company described in the preceding paragraph of their guarantee by such Restricted Subsidiary (including any deemed release upon payment in full of all obligations under such Indebtedness, except by or as a result of payment under such Subsidiary Guarantee), at a time when (A) no other

Indebtedness of the Company has been guaranteed by such Restricted Subsidiary or (B) the holders of all such other Indebtedness which is guaranteed by such Restricted Subsidiary also release their guarantee by such Restricted Subsidiary (including any deemed released upon payment in full of all obligations under such Indebtedness).

          SECTION 1014.  CHANGE OF CONTROL.

          (a) Upon the occurrence of a Change of Control (the date of such occurrence being the "CHANGE OF CONTROL DATE"), the Company shall make an offer to purchase (the "CHANGE OF CONTROL OFFER"), on a Business Day (the "CHANGE OF CONTROL PAYMENT DATE") not later than 60 days following the Change of Control Date, all Notes then Outstanding at a purchase price equal to 101% of the principal amount thereof on any Change of Control Payment Date, plus accrued and unpaid interest, if any (the "CHANGE OF CONTROL PURCHASE PRICE"), to such Change of Control Payment Date. Notice of a Change of Control Offer shall be given to holders of Notes not less than 25 days nor more than 45 days before the Change of Control Payment Date. The Change of Control Offer is required to remain open for at least 20 Business Days and until the close of business of the Change of Control Payment Date. Failure to mail the notice of Change of Control Offer on the date specified below or to have satisfied the foregoing condition precedent by the date that such notice is required to be mailed will constitute a covenant Default under Section 501(3).

          (b) The Company shall notify the Trustee of any Change of Control and give written notice of such Change of Control Offer to each Holder by first-class mail, postage prepaid, at the address of such Holder appearing in the Note Register, stating, among other things, (i) the Change of Control Purchase Price and the Change of Control Payment Date, which shall be a Business Day no earlier than 25 days nor later than 45 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act or any applicable securities laws or regulations; (ii) that any Note not tendered will continue to accrue interest, (iii) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Purchase Date; (iv) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer shall be required to surrender the Notes, with the form entitled "OPTION OF HOLDER TO ELECT PURCHASE" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Purchase Date; (v) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing its election to have such Notes purchased; (vi) that Holders whose

Notes are being purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof; (vii) the instructions that the Holders must follow in order to tender their Notes; and (viii) the circumstances and relevant facts regarding such Change of Control.

          (c) On the Change of Control Payment Date, the Company will (i) accept for payment Notes or portions thereof tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money, in immediately available funds, sufficient to pay the purchase price of all Notes or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Notes so accepted together with an Officers' Certificate setting forth the Notes or portions thereof tendered to and accepted for payment by the Company. The Paying Agent will promptly mail or deliver to the Holders of Notes so accepted payment in an amount equal to the purchase price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Note of like tenor equal in principal amount to any unpurchased portion of the Note surrendered. Any Notes not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Change of Control Offer not later than the first business day following the Change of Control Payment Date. The Company shall not be required to make a Change of Control Offer following a Change of Control if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

          (d) If the Company is required to make a Change of Control Offer, the Company will comply with all applicable tender offer laws and regulations, including, to the extent applicable, Section 14(e) and Rule 14e-1 under the Exchange Act, and any other applicable securities laws and regulations. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 1014, the Company will comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 1014 by virtue thereof.

          SECTION 1015.  DISPOSITION OF PROCEEDS OF ASSET SALES.

          (a) The Company will not, and will not permit any Restricted Subsidiary to, make any Asset Sale unless (i) the Company or such Restricted Subsidiary receives consideration at the time of such Asset Sale at least equal to the Fair Market Value of the shares or assets sold or otherwise disposed of and (ii) at least 75% of such consideration (excluding contingent liabilities assumed by the transferee of any such assets) consists of cash or Cash Equivalents; PROVIDED that the amount of any liabilities (other than Subordinated Indebtedness or Indebtedness of a Restricted Subsidiary that would not constitute Restricted Subsidiary Indebtedness) that are assumed by the transferee of any such assets pursuant to an agreement that unconditionally releases the Company or such Restricted Subsidiary, as the case may be, from further liability shall be treated as cash for purposes of this Section 1015.

          (b) Within 365 days after any Asset Sale, the Company or the applicable Restricted Subsidiary, as the case may be, may at its option (a) reinvest an amount equal to the Net Cash Proceeds (or any portion thereof) from such disposition in properties and assets that will be used in a Telecommunications Business (or in Capital Stock and other securities of any Person that will become a Restricted Subsidiary as a result of such investment to the extent such Person owns properties and assets that will be used in a Telecommunications Business) of the Company or any Restricted Subsidiary ("REPLACEMENT ASSETS"), and/or (b) apply an amount equal to such Net Cash Proceeds (or remaining Net Cash Proceeds) to the permanent reduction of any Indebtedness of the Company ranking PARI PASSU with the Notes (including the Notes) or the permanent reduction of Indebtedness of any Restricted Subsidiary of the Company. Pending the final application of any such Net Cash Proceeds, the Company or such Restricted Subsidiary may temporarily reduce revolving Indebtedness under any Permitted Credit Facility or otherwise invest such Net Cash Proceeds in any manner that is not prohibited by the Indenture. Any Net Cash Proceeds from any Asset Sale that are not used to reinvest in Replacement Assets and/or repay any such PARI PASSU Indebtedness of the Company or Indebtedness of its Restricted Subsidiaries shall constitute "EXCESS PROCEEDS."

          (c) When the aggregate amount of Excess Proceeds from one or more Asset Sales equals or exceeds $5,000,000 the Company shall, within 15 Business Days, make an offer to purchase (an "ASSET SALE OFFER") from all Holders, on a PRO RATA basis, in accordance with the procedures set forth below, the maximum principal amount of Notes (expressed as a multiple of $1,000) that may be purchased with the Excess Proceeds. The offer price (the "ASSET SALE OFFER PURCHASE PRICE") as to each Note shall be payable in cash in an amount equal to 100% of the principal amount of such Note, plus accrued and unpaid cash interest, if any, to the date of purchase (the "ASSET SALE OFFER PAYMENT DATE"). To the extent that the aggregate Asset Sale Offer Purchase Price of Notes tendered pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company or any Restricted Subsidiary may use such deficiency for general corporate purposes. If the aggregate Asset Sale Offer Purchase Price of Notes validly tendered and not withdrawn by Holders thereof exceeds the Excess Proceeds, Notes to be purchased will be selected on a PRO RATA basis. Upon completion of such Asset Sale Offer, the amount of Excess Proceeds shall be reset to zero.

          (d) Notwithstanding paragraphs (a), (b) and (c), the Company and the Restricted Subsidiaries will be permitted to consummate an Asset Sale without complying with such paragraphs to the extent (i) at least 75% of the consideration of such Asset Sale constitutes Replacement Assets, cash or Cash Equivalents (including obligations deemed to be cash for purposes of this Section 1015) and (ii) such Asset Sale is for Fair Market Value; PROVIDED that any consideration constituting (or deemed to constitute) cash or Cash Equivalents received by the Company or any of the Restricted Subsidiaries in connection with any Asset Sale permitted to be consummated under this paragraph (d) shall constitute Net Cash Proceeds subject to the provisions of paragraphs (a), (b) and (c).

          (e) Whenever the Excess Proceeds received by the Company exceed $5,000,000, such Excess Proceeds shall be set aside by the Company in a separate account pending (i) deposit with the Trustee or a Paying Agent of the amount required to purchase the Notes tendered in an Asset Sale Offer,
(ii) delivery by the Company of the Asset Sale Offer Purchase Price to the Holders tendered in an Asset Sale Offer and (iii) application, as set forth above, of Excess Proceeds for any lawful purposes. Such Excess Proceeds may be invested in Cash Equivalents; PROVIDED that the maturity date of any investment shall not be later than the date of the Asset Sale Offer. The Company shall be entitled to any interest or dividends accrued, earned or paid on such Cash Equivalents.

          (f) If the Company becomes obligated to make an Asset Sale Offer pursuant to clause (c) above, the Notes shall be purchased by the Company, at the option of the Holders thereof, in whole or in part in integral multiples of $1,000, on a date that is not earlier than 30 days and not later than 60 days from the date the notice is given to Holders, or such later date as may be necessary for the Company to comply with the requirements under the Exchange Act, subject to proration in the event the amount of Excess Proceeds is less than the aggregate Asset Sale Offer Price of all Notes tendered.

          (g) Within 15 days after the obligation of the Company to make an Asset Sale Offer arises, the Company shall notify the Trustee of such obligation and give written notice of such Asset Sale Offer to each Holder of Notes by first-class mail, postage prepaid, at the address of such Holder appearing in the Note Register, stating, (i) the Asset Sale Offer Purchase Price and the Asset Sale Offer Payment Date, which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed, or such later date as is necessary to comply with requirements under the Exchange Act or any applicable securities laws or regulations; (ii) that any Note not tendered will continue to accrue interest; (iii) that, unless the Company defaults in the payment of the Asset Sale Offer Purchase Price, any Notes accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest after the Asset Sale Offer Payment Date; (iv) that Holders electing to have any Notes purchased pursuant to an Asset Sale Offer shall be required to surrender the Notes, with the form entitled "OPTION OF HOLDER TO ELECT PURCHASE" on the reverse of the Notes completed, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Asset Sale Offer Payment Date; (v) that Holders shall be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Asset Sale Offer Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of Notes delivered for purchase, and a statement that such Holder is withdrawing its election to have such Notes purchased; (vi) that Holders whose Notes are being purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion must be equal to $1,000 in principal amount or an integral multiple thereof; (vii) the instructions that the Holders of Notes must follow in order to tender their Notes; and (viii) the circumstances and relevant facts regarding such Asset Sale Offer.

          (h) On the Asset Sale Offer Payment Date, the Company will (i) accept for payment Notes or portions thereof tendered pursuant to the Asset Sale Offer, (ii) deposit with the Paying Agent money, in immediately available funds, sufficient to pay the Asset Sale Offer Purchase Price of all Notes or portions thereof so tendered and accepted and (iii) deliver to the Trustee the Notes so accepted together with an Officers' Certificate setting forth the Notes or portions thereof tendered to and accepted for payment by the Company. The Paying Agent will promptly mail or deliver to the Holders of Notes so accepted payment in an amount equal to the Asset Sale Offer Purchase Price, and the Trustee shall promptly authenticate and mail or deliver to such holders a new Note of like tenor equal in principal amount to any unpurchased portion of the Note surrendered. Any Notes not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Asset Sale Offer not later than the first Business Day following the Asset Sale Offer Payment Date.

          (i) The Company shall comply to the extent applicable with the requirements of the tender offer rules, including Section 14(e) and Rule 14e-1 under the Exchange Act, and any other applicable securities laws and regulations in connection with an Asset Sale Offer.

          SECTION 1016. LIMITATION ON DIVIDEND AND OTHER PAYMENT RESTRICTIONS AFFECTING RESTRICTED SUBSIDIARIES.

          The Company will not, and will not permit any Restricted Subsidiary to, directly or indirectly, create or otherwise enter into or cause to become effective any consensual encumbrance or consensual restriction of any kind on the ability of any Restricted Subsidiary to (a) pay dividends, in cash or otherwise, or make any other distributions on its Capital Stock or any other interest or participation in, or measured by, its profits to the extent owned by the Company or any Restricted Subsidiary, (b) pay any Indebtedness owed to the Company or any Restricted Subsidiary, (c) make any Investment in the Company or any Restricted Subsidiary or (d) transfer any of its properties or assets to the Company or to any Restricted Subsidiary, except for:

          (i)  any encumbrance or restriction in existence on the Issue Date;

             (ii)    customary non-assignment provisions;

             (iii) any encumbrance or restriction pertaining to an asset subject to a Lien to the extent set forth in the documentation governing such Lien;

             (iv) any encumbrance or restriction applicable to a Restricted Subsidiary at the time that it becomes a Restricted Subsidiary that is not created in contemplation thereof;

             (v) any encumbrance or restriction existing under any agreement that refinances or replaces an agreement containing a restriction permitted by clause (i) or (iv) above; PROVIDED that the terms and conditions of any such encumbrance or restriction are not materially less favorable to the holders of Notes than those under or pursuant to the agreement being replaced or the agreement evidencing the Indebtedness refinanced;

             (vi) any encumbrance or restriction imposed upon a Restricted Subsidiary pursuant to an agreement which has been entered into for the sale or disposition of all or substantially all of the Capital Stock or assets of such Restricted Subsidiary or any Asset Sale to the extent limited to the Capital Stock or assets in question; and

             (vii) any customary encumbrance or restriction applicable to a Restricted Subsidiary that is contained in an agreement or instrument governing or relating to Indebtedness contained in any Permitted Credit Facility; PROVIDED that (subject to customary net worth, leverage, invested capital and other financial covenants and the absence of default under such agreement) the provisions of such agreement permit the payment of interest and principal and mandatory repurchases pursuant to the terms of the Indenture and the Notes and other indebtedness that is solely an obligation of the Company; PROVIDED, FURTHER, that such agreement may contain customary covenants regarding the merger of or sale of all or any substantial part of the assets of the Company or any Restricted Subsidiary, customary restrictions on transactions with affiliates, and customary subordination provisions governing indebtedness owed to the Company or any Restricted Subsidiary.

             SECTION 1017.  DESIGNATIONS OF UNRESTRICTED SUBSIDIARIES.

 The Company will not designate any Subsidiary of the Company
(other than a newly created Subsidiary in which no Investment has previously been made) as an "UNRESTRICTED SUBSIDIARY" under the Indenture (a
"Designation") unless:

             (a) no Default shall have occurred and be continuing at the time of or after giving effect to such Designation;

             (b) immediately after giving effect to such Designation, the Company would be able to incur $1.00 of Indebtedness under the proviso in the first paragraph of Section 1008 except in the case of (1) a Permitted Investment or (2) an Investment to the extent reasonably promptly made with the proceeds of (x) a capital contribution to the Company or (y) an issue or sale of Capital Stock (other than Disqualified Stock) of the Company (other than to a Subsidiary of the Company); PROVIDED that any such Net Cash Proceeds are excluded from clause (3)(B) of paragraph (a) of the Section 1009 and are not used for the redemption, repurchase or other acquisition of Indebtedness; and

             (c) The Company would not be prohibited under the Indenture from making an Investment at the time of such Designation (assuming the effectiveness of such Designation) in an amount (the "US DESIGNATION AMOUNT") equal to the Fair Market Value of the net Investment of the Company or any other Restricted Subsidiary in such Subsidiary on such date. In the event of any such Designation, the Company shall be deemed to have made an Investment constituting a Restricted Payment pursuant to the Section 1009 for all purposes of the Indenture in the US Designation Amount. The Indenture will further provide that neither the Company nor any Restricted Subsidiary shall at any time (x) provide a guarantee of, or similar credit support to, any Indebtedness of any Unrestricted Subsidiary (including any undertaking, agreement or instrument evidencing such Indebtedness); PROVIDED that the Company may pledge Capital Stock or Indebtedness of any Unrestricted Subsidiary on a nonrecourse basis such that the pledgee has no claim whatsoever against the Company other than to obtain such pledged property,
(y) be directly or indirectly liable for any Indebtedness of any Unrestricted Subsidiary or (z) be directly or indirectly liable for any other Indebtedness which provides that the holder thereof may (upon notice, lapse of time or both) declare a default thereon (or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity) upon the occurrence of a default with respect to any other Indebtedness that is Indebtedness of an Unrestricted Subsidiary (including any corresponding right to take enforcement action against such Unrestricted Subsidiary), except in the case of clause (x) or (y) to the extent permitted under Sections 1009 and 1011.

             The Company will not revoke any Designation of a Subsidiary as an Unrestricted Subsidiary (a "REVOCATION") unless:

             (a) no Default shall have occurred and be continuing at the time of and after giving effect to such Revocation; and

             (b) all Liens and Indebtedness of such Unrestricted Subsidiary outstanding immediately following such Revocation would, if incurred at such time, have been permitted to be incurred for all purposes of the Indenture.

          All Designations and Revocations must be evidenced by Board Resolutions delivered to the Trustee certifying compliance with the foregoing provisions.

             SECTION 1018.  MAINTENANCE OF INSURANCE.

             The Company shall, and shall cause its Restricted Subsidiaries to, keep at all times all of their properties which are of an insurable nature insured against loss or damage with insurers believed by the Company to be responsible to the extent that property of similar character is usually so insured by corporations similarly situated and owning like properties in accordance with good business practice. The Company shall, and shall cause its Restricted Subsidiaries to, use the proceeds from any such insurance policy to repair, replace or otherwise restore properties to which such proceeds relate, PROVIDED, HOWEVER, that the Company shall not be required to repair, replace or otherwise restore any such property if such inaction is desirable in the conduct of the business of the Company or any Restricted Subsidiary and not disadvantageous in any material respect to the Holders.

             SECTION 1019.  BUSINESS OF THE COMPANY.

             The Company shall not, and shall not permit any of its Restricted Subsidiaries to, engage in business which is not a Telecommunications Business.

             SECTION 1020.  PROVISION OF FINANCIAL STATEMENTS AND REPORTS.

             (a) Whether or not the Company has a class of securities registered under the Exchange Act, the Company shall furnish without cost to each Holder of record of Notes issued thereunder (in sufficient quantities for distribution to beneficial holders) and file with the Trustee and the Commission (unless the Commission will not accept such a filing), (i) within the applicable time period required under the Exchange Act, after the end of each fiscal year of the Company, the information required by Form 10-K (or any successor form thereto) under the Exchange Act with respect to such period (including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" section that describes the consolidated financial condition and results of operations of the Company), together with a report thereon by the Company's certified independent accountants, (ii) within the applicable time period required under the Exchange Act after the end of each of the first three fiscal quarters of each fiscal year of the Company, the information required by Form l0-Q (or any successor form thereto) under the Exchange Act with respect to such period (including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" section and describes the consolidated financial condition and results of operations of the Company) and (iii) any current reports on Form 8-K (or any successor forms) required to be filed under the Exchange Act.

             (b) The Company shall also be required to file with the Trustee and to provide to each Holder of Notes, without cost to such Holder, copies of the information, reports and documents required under Section 703. The Company will also comply with the other provisions of Section 314(a) of the Trust Indenture Act.

             SECTION 1021.  WAIVER OF CERTAIN COVENANTS.

             The Company and the Restricted Subsidiaries may omit in any particular instance to comply with any term, provision or condition provided pursuant to Section 901(2) and set forth in Sections 1008 to 1013, inclusive, and Sections 1016 to 1020, inclusive, if before or after the time for such compliance the Holders of at least a majority of the aggregate principal amount of all Outstanding Notes affected by such term, provision or covenant, by Act of such Holders, waive such compliance in such instance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company, the Restricted Subsidiaries and the duties of the Trustee, as applicable, in respect of any such term, provision or condition shall remain in full force and effect.

             SECTION 1022.  LIMITATIONS ON STATUS AS INVESTMENT COMPANY.

             The Company will not and will not permit any of its Subsidiaries or controlled Affiliates to, conduct its business in a fashion that would cause the Company to be required to register as an "investment company" (as that term is defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT")), or otherwise become subject to regulation under the Investment Company Act.

             SECTION 1023.  COLLATERAL ACCOUNT.

             The company shall, on the date of this Indenture, enter into the Collateral Documents and, pursuant thereto, shall place cash and U.S. Government Securities in the Collateral Account held by the Custodian for the benefit of the Holders of the Notes and the Trustee, all as more specifically set forth in Article XXII hereof.

                                   ARTICLE XI

                              REDEMPTION OF NOTES

             SECTION 1101.  RIGHT OF REDEMPTION.

             The Notes may be redeemed at the option of the Company, as a whole or from time to time in part, at any time after April 1, 2003, subject to the conditions and at the Redemption Prices specified in the form of Note, together with accrued and unpaid cash interest to the Redemption Date.

             SECTION 1102.  REDEMPTION.

             The Notes shall be redeemable, at the option of the Company, as a whole or from time to time in part, at any time on or after April 1, 2003 on not less than 30 nor more than 60 days' prior notice at the Redemption Prices (expressed as percentages of principal amount) set forth below, together with accrued and unpaid interest, if any, to the Redemption Date, if redeemed during the 12-month period beginning on April 1 of the years indicated below (subject to the right of holders of record on relevant record dates to receive interest due on a relevant Interest Payment Date):

              Redemption Year                              Price
              ---------------                              -----
                   2003....................................106.50%
                   2004....................................104.33
                   2005....................................102.17
                   2006 and thereafter.....................100.00

             Notwithstanding the foregoing, on or prior to April 1, 2001, the Company may, at its option, use the net proceeds of one or more Public Equity Offerings or one or more sales of Common Stock to a Strategic Equity Investor yielding gross cash proceeds to the Company of not less than $50 million to redeem up to 35% of the aggregate principal amount of the originally issued Notes, in each case on a PRO RATA basis, at a Redemption Price of 113% of the principal amount thereof, together with accrued and unpaid interest to the Redemption Date; PROVIDED that immediately after giving effect to any such redemption, not less than 65% of the originally issued aggregate principal amount of the issued Notes remain Outstanding after each such redemption. To effect the foregoing redemption, the Company must mail a notice of redemption not later than 60 days after the consummation of any Public Equity Offering or sale of Common Stock to a Strategic Equity Investor that resulted in the requisite gross proceeds.

             SECTION 1103.  APPLICABILITY OF ARTICLE.

             Redemption of Notes at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

             SECTION 1104.  ELECTION TO REDEEM; NOTICE TO TRUSTEE.

             The election of the Company to redeem any Notes pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, not less than 30 nor more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Notes to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Notes to be redeemed pursuant to
Section 1105.

             SECTION 1105.  SELECTION BY TRUSTEE OF NOTES TO BE REDEEMED.

             If less than all the Notes are to be redeemed, the particular Notes to be redeemed will be selected not more than 60 days prior to the Redemption Date by the Trustee by lot, PRO RATA or such other method as the Trustee in its sole discretion deems fair and appropriate or in such manner as complies with the requirements of the principal securities exchange, if any, on which the Notes being redeemed are listed and DTC; PROVIDED that any redemption following one or more Public Equity Offerings or sales of Common Stock to a Strategic Equity Investor will be made on a PRO RATA or on as nearly a PRO RATA basis as practicable (subject to the procedures of DTC); PROVIDED, HOWEVER, that no such partial redemption will reduce the principal amount of a Note not redeemed to less than $1,000. Notice of redemption will be mailed, first-class postage prepaid, no less than 30 nor more than 60 days prior to the applicable Redemption Date to each Holder of Notes to be redeemed at its registered address. On and after the Redemption Date, interest on Notes called for redemption will cease to accrue from and after the date fixed for redemption (unless the Company defaults in providing the funds for such redemption) and, upon redemption on such Redemption Date, such Notes will cease to be Outstanding.

             The Trustee shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

             For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.

             SECTION 1106.  NOTICE OF REDEMPTION.

             Notice of redemption shall be given in the manner provided for in Section 1106 not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Notes to be redeemed.

             All notices of redemption shall state:

             (1)   the Redemption Date,

             (2) the Redemption Price and the amount of accrued and unpaid interest to the Redemption Date payable as provided in Section 1108, if any,

             (3) if less than all Outstanding Notes are to be redeemed, the identification (and, in the case of a partial redemption, the principal amount) of the particular Notes to be redeemed,

             (4) in case any Note is to be redeemed in part only, the notice which relates to such Note shall state that on and after the Redemption Date, upon surrender of such Note, the Holder will receive, without charge, a new Note or Notes of authorized denominations for the principal amount thereof remaining unredeemed,

             (5) that on the Redemption Date the Redemption Price (and accrued and unpaid interest, if any, to the Redemption Date payable as provided in Section 1108) will become due and payable upon each such Note, or the portion thereof, to be redeemed, and that interest thereon will cease to accrue on and after said date, and

             (6) the place or places where such Notes are to be surrendered for payment of the Redemption Price and accrued interest, if any.

             Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

             SECTION 1107. DEPOSIT OF REDEMPTION PRICE.

             Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of, and accrued and unpaid interest on, all the Notes which are to be redeemed on that date.

             SECTION 1108.  NOTES PAYABLE ON REDEMPTION DATE.

             Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified (together with accrued interest, if any, to the Redemption Date), and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Notes shall cease to accrue cash interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest, if any, to the Redemption Date; PROVIDED, HOWEVER, that installments of interest, if any, whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Notes, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 307.

             If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate borne by the Notes.

             SECTION 1109.  NOTES REDEEMED IN PART.

             Any Note which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Note without service charge, a new Note or Notes, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                  ARTICLE XII

                            COLLATERAL AND SECURITY

             SECTION 1201.  SECURITY AGREEMENT.

             The due and punctual payment of the interest on the Notes when and as the same shall be due and payable on an Interest Payment Date, at maturity or by acceleration, and interest on the overdue principal of and interest (to the extent permitted by law), if any, on the Notes and performance of all other obligations of the Company to the Holders of Notes or the Trustee under this Indenture and the Notes (the "Secured Obligations"), according to the terms hereunder or thereunder, shall be secured as provided in the Custody and Security Agreement (the "SECURITY AGREEMENT") which the Company, the Custodian of the Collateral Account (the "CUSTODIAN") and the Trustee have entered into simultaneously with the execution of this Indenture, along with the Collateral Account Control Agreement (the "CONTROL AGREEMENT," and together with the Security Agreement, the "COLLATERAL DOCUMENTS"). Upon the acceleration of the maturity of the Notes, the Trustee shall foreclose upon the Collateral (as defined in the Security Agreement). Each Holder of Notes, by its acceptance thereof, consents and agrees to the terms of the Collateral Documents (including, without limitation, the provisions providing for foreclosure and disbursement of the Collateral) as the same may be in effect or may be amended from time to time in accordance with its terms and authorizes and directs the Custodian and the Trustee to enter into the Collateral Documents and to perform their respective obligations and exercise their respective rights thereunder in accordance therewith. The Company shall deliver to the Trustee copies of the Collateral Documents, and shall do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Collateral Documents, to assure and confirm to the Trustee the security interest in the Collateral contemplated by the Collateral Documents or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture with respect to, and of, the Notes, according to the intent and purposes expressed in the Collateral Documents. The Company shall take any and all actions reasonably required to cause the Collateral Documents to create and maintain (to the extent possible under applicable law) as security for the obligations of the Company hereunder, a valid and enforceable perfected first priority Lien in and on all the Collateral, in favor of the Trustee for the benefit of the Holders of Notes, superior to and prior to the rights of all third Persons and subject to no other Liens. The Trustee shall have no responsibility for perfecting or maintaining the perfection of the Trustee's security interest in the Collateral or for filing any instrument, document or notice in any public office at any time or times.

             SECTION 1202.  RECORDING AND OPINIONS.

             The Company shall furnish to the Trustee simultaneously with the execution and delivery of this Indenture an Opinion of Counsel substantially in the form of EXHIBIT A to the Purchase Agreement.

             The Company shall furnish to the Custodian and the Trustee on April 1, 1999, and on each April 1 thereafter until the date upon which the balance of the Collateral shall have been reduced to zero, an Opinion of Counsel, dated as of such date, either (i) stating that (A) in the opinion of such counsel, action has been taken with respect to the recording, registering, filing, re-recording, re-registering and refiling of all supplemental indentures, financing statements, continuation statements and other instruments of further assurance as is necessary to maintain the Lien of the Collateral Documents and reciting with respect to the security interests in the Collateral the details of such action or referring to prior Opinions of Counsel in which such details are given and (B) based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding twelve months fully to preserve and protect, to the extent such protection and preservation are possible by filing, the rights of the Holders of Notes and the Trustee hereunder and under the Collateral Documents with respect to the security interests in the Collateral or (ii) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien and assignment.

             SECTION 1203.  RELEASE OF COLLATERAL.

             (a) Subject to subsections (b), (c) and (d) of this Section 1203, Collateral may be released from the Lien and security interest created by the Collateral Documents only in accordance with the provisions of the Collateral Documents.

             (b) Except to the extent that any Lien on proceeds of Collateral is automatically released by operation of Section 9-306 of the Uniform Commercial Code in effect in an applicable jurisdiction or other similar law, no Collateral shall be released from the Lien and security interest created by the Collateral Documents pursuant to the provisions of the Collateral Documents, other than to the Holders pursuant to the terms thereof, unless there shall have been delivered to the Trustee the certificate required by Section 1203(d) and Section 1204.

             (c) At any time when an Event of Default shall have occurred and be continuing and the maturity of the Notes shall have been accelerated (whether by declaration or otherwise), no Collateral shall be released pursuant to the provisions of the Collateral Documents, and no release of Collateral in contravention of this Section 1203(c) shall be effective as against the Holders of the Notes, except for the disbursement of the funds in the Collateral Account to the Trustee pursuant to the Security Agreement.

          (d) The release of any Collateral from the Liens and security interests created by this Indenture and the Collateral Documents shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to the terms of the Collateral Documents. To the extent applicable, the Company shall cause TIA Section 314(d) relating to the release of property or securities from the Lien and security interest of the Collateral Documents to be complied with. Any certificate or opinion required by TIA Section 314(d) may be made by an officer of the Company except in cases where TIA Section 314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected or approved by the Trustee in the exercise of reasonable care.

          SECTION 1204.  CERTIFICATES OF THE COMPANY.

          The Company shall furnish to the Trustee, prior to any proposed release of Collateral other than pursuant to the express terms of the Collateral Documents, (i) all documents required by TIA Section 314(d) and (ii) an Opinion of Counsel, which may be rendered by internal counsel to the Company, to the effect that such accompanying documents constitute all documents required by TIA
Section 314(d).  The Trustee may, to the extent permitted by Section 602 and
Section 612 hereof, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such documents and such Opinion of Counsel.

          SECTION 1205. AUTHORIZATION OF ACTIONS TO BE TAKEN BY THE TRUSTEE UNDER THE DEPOSIT AGREEMENT.

          Subject to the provisions of Section 602 and 612 hereof, the Trustee may, without the consent of the Holders of Notes, on behalf of the Holders of Notes, take all actions it deems necessary or appropriate in order to (a) enforce any of the terms of the Collateral Documents and (b) collect and receive any and all amounts payable in respect of the obligations of the Company hereunder. The Trustee shall have power to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Collateral Documents or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders of Notes in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders of Notes or of the Trustee).

          SECTION 1206. AUTHORIZATION OF RECEIPT OF FUNDS BY THE TRUSTEE UNDER THE COLLATERAL DOCUMENTS.

          The Trustee is authorized to receive any funds for the benefit of the Holders of Notes disbursed under the Collateral Documents, and to make further distributions of such funds to the Holders of Notes according to the provisions of this Indenture.

          SECTION 1207.  TERMINATION OF SECURITY INTEREST.


          Upon the earliest to occur of (i) the date upon which the balance of the Collateral Account shall have been reduced to zero, (ii) the payment in full of all obligations of the Company under this Indenture and the Notes, (iii) legal defeasance pursuant to Section 1302 and (iv) covenant defeasance pursuant to Section 1303, the Trustee shall, at the written request of the company, release the Liens pursuant to this Indenture and the Collateral Documents upon the Company's compliance with the provisions of the TIA pertaining to release of collateral.

                                ARTICLE XIII

                 LEGAL DEFEASANCE AND COVENANT DEFEASANCE

          SECTION 1301. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE.

          The Company may, at its option by Board Resolution and at any time, effect legal defeasance of the Notes under Section 1302, or covenant defeasance of the Notes under Section 1303, in accordance with the terms of the Notes and in accordance with this Article.

          SECTION 1302.  LEGAL DEFEASANCE AND DISCHARGE.

          Upon the Company's exercise under Section 1301 of the option applicable to this Section 1302, the Company shall be deemed to have been discharged from its obligations with respect to the Outstanding Notes on the date the conditions set forth in Section 1304 are satisfied (hereinafter, "LEGAL DEFEASANCE"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the Outstanding Notes, which shall thereafter be deemed to be "OUTSTANDING" only for the purposes of Section 1305 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under the Notes and this Indenture insofar as the Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Notes to receive, solely from the trust fund described in Section 1304 and as more fully set forth in such Section, payments in respect of the principal amount of (and premium, if any) and interest on such Notes when such payments are due, (B) the Company's obligations with respect to such Notes under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article XIII. Subject to compliance with this Article XIII, the Company may exercise its option under this Section 1302 notwithstanding the prior exercise of its option under Section 1303 with respect to such Notes.

          SECTION 1303.  COVENANT DEFEASANCE.

          Upon the Company's exercise under Section 1301 of the option applicable to this Section 1303, the Company shall be released from its obligations under Sections 1005 through 1020, 1022 and 1023 hereof and Article VIII hereof with respect to the Outstanding Notes on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter, "COVENANT DEFEASANCE"), and such Notes shall thereafter be deemed not to be "OUTSTANDING" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "OUTSTANDING" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3) or 501(4), as the case may be, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby.

          SECTION 1304.  CONDITIONS TO LEGAL DEFEASANCE OR COVENANT DEFEASANCE.

          The following shall be the conditions to application of either Section 1302 or Section 1303 to the Outstanding Notes:

          (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this
     Article XIII applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (A) an amount in cash in United States dollars, or (B) U.S. Government Securities which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment of the principal amount (including premium, if any) and interest, if any, on such Notes, money in an amount, or (C) a combination thereof, in each case in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the entire Indebtedness in respect of the principal amount of (and premium, if any, on) and interest on such Outstanding Notes on the Stated Maturity of such principal (and premium, if any) or installment of interest (or, if the Company has made irrevocable arrangements satisfactory to the Trustee for the giving of notice and redemption by the Trustee in the name and at the expense of the Company, the redemption date thereof); PROVIDED that the Trustee (or such qualifying trustee) shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Securities to said payments with respect to such Notes.

          (2) In the case of an exercise under Section 1302, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since March __, 1998, there has been a change in the applicable Federal income tax law or interpretation of such Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

          (3) In the case of an exercise under Section 1303, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

          (4) No Default or Event of Default with respect to such Notes shall have occurred and be continuing on the date of such deposit or, in the case of an exercise under Section 1302 hereof, insofar as paragraph (7) of Section 501 are concerned, at any time during the period ending on the 123rd day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such 123-day period).

          (5) In the case of defeasance or covenant defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 123rd day following the deposit or after the date such Opinion of Counsel is delivered, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

          (6) Such legal defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest within the meaning of the Trust Indenture Act (assuming all Notes were in default within the meaning of such Act).

          (7) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company is a party or is bound.

          (8) Such legal defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act, unless such trust shall be registered under such Act or exempt from registration thereunder.

          (9) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section 1302 or the covenant defeasance under Section 1303 (as the case may be) have been complied with.

          SECTION 1305. DEPOSITED MONEY AND GOVERNMENT SECURITIES TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS.

          Subject to the provisions of the last paragraph of Section 1003, all money and U.S. Government Securities (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this Section 1305, the

"TRUSTEE") pursuant to Sections 1304 and 1306 in respect of such Outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of the principal amount (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Securities deposited pursuant to Section 1304 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Notes.

          Anything in this Article XIII to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Securities (or other property and any proceeds therefrom) held by it as provided in Section 1304 which, in the opinion of a nationally recognized firm of independent public accountants or a nationally recognized investment banking firm expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance, as applicable, in accordance with this Article.

          1306.  REINSTATEMENT.

          If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 1305 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and such Notes shall be revived and reinstated as though no deposit had occurred pursuant to
Section 1302 or 1303, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1305; PROVIDED, HOWEVER, that if the Company makes any payment of the principal of (or premium, if any) or interest on any such Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money held by the Trustee or Paying Agent.

                              ARTICLE XIV

                             MISCELLANEOUS

          SECTION 1401.  RULES BY TRUSTEE AND AGENTS.

          The Trustee may make reasonable rules for action by or at a meeting of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

          SECTION 1402.  NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

          This Indenture may not be used to interpret any other indenture, loan or debt agreement of the Company or its Subsidiaries or of any other Person. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

          SECTION 1403.  FURTHER INSTRUMENTS AND ACTS.

          Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.


                                               CONVERGENT COMMUNICATIONS



                                               By:   /s/ Keith V. Burge
                                                  --------------------------
                                                  Name:  Keith V. Burge
                                                  Title:    President


                                               NORWEST BANK COLORADO, N.A.
                                                  Trustee


                                               By:   /s/ Amy Buck
                                                  --------------------------
                                                  Authorized Signatory

                                                                  EXHIBIT A

                      [FORM OF FACE OF INITIAL NOTE]

                           [Global Notes Legend]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND A PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                      [Restricted Securities Legend]

     THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN "OFFSHORE TRANSACTION" PURSUANT TO RULE 904 OF REGULATION S, (2) AGREES THAT IT WILL NOT PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(K) UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THEREUNDER) AFTER THE LATER OF THE

     ORIGINAL ISSUE DATE HEREOF (OR OF ANY PREDECESSOR OF THIS SECURITY)
     OR THE LAST DAY ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY OR ANY PREDECESSOR OF THIS SECURITY AND (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAWS (THE "RESALE RESTRICTION TERMINATION DATE"), OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR (E) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT THE COMPANY AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE
     (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND
     (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATION OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     [THE NOTES EVIDENCED BY THIS CERTIFICATE ARE INITIALLY ISSUED AS PART OF AN ISSUANCE OF UNITS, EACH OF WHICH CONSISTS OF $1,000 PRINCIPAL AMOUNT OF
     THE 13% SENIOR NOTES DUE 2008 OF CONVERGENT COMMUNICATIONS, INC. (THE "NOTES") AND 4 WARRANTS (EACH, A "WARRANT" AND COLLECTIVELY, THE "WARRANTS"), EACH WARRANT INITIALLY ENTITLING THE HOLDER THEREOF TO PURCHASE 2.7 SHARES OF COMMON STOCK, NO PAR VALUE, OF CONVERGENT COMMUNICATIONS, INC. (THE "COMMON STOCK"). PRIOR TO THE

EARLIEST TO OCCUR OF (i) SIX MONTHS AFTER THE DATE OF INITIAL ISSUANCE OF THE UNITS; (ii) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO A REGISTERED EXCHANGE OFFER FOR THE NOTES IS DECLARED EFFECTIVE UNDER THE SECURITIES ACT; (iii) THE OCCURRENCE OF AN EXERCISE EVENT (AS DEFINED IN THE WARRANT AGREEMENT); (iv) THE OCCURRENCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE INDENTURE); OR (v) SUCH EARLIER DATE AS DETERMINED BY MERRILL LYNCH (AS DEFINED IN THE WARRANT AGREEMENT) IN ITS SOLE DISCRETION, THE NOTES EVIDENCED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED OR EXCHANGED SEPARATELY FROM, BUT MAY BE TRANSFERRED OR EXCHANGE ONLY TOGETHER WITH, THE WARRANTS.](1)





--------------------
(1) To be included on Notes issued prior to the Separability Date.

                      CONVERGENT COMMUNICATIONS, INC.

                      13% Series A Senior Note due 2008

                                                     CUSIP/INIS
                                                               --------------
No.
    ---------

          CONVERGENT COMMUNICATIONS, INC., a Colorado corporation (the "COMPANY", which term includes any successor under this Indenture hereinafter referred to), for value received, promises to pay to ___________, or its registered assigns, the principal sum of ______ ______ Dollars ($________), on April 1, 2008

          Issue Date:              April 2,1998

          Initial Interest Rate:   13% per annum.

          Interest Payment Dates:  April 1 and October 1 of each year.

          Regular Record Dates:    March 15 and September 15 of each year.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

Date:                    CONVERGENT COMMUNICATIONS, INC.
     ------------------

                         By:
                            -----------------------------
                            Name:
                            Title:


                         (SEAL)


             (Form of Trustee's Certificate of Authentication)


This is one of the 13% Series A Senior Notes due 2008 referred to in the within-mentioned Indenture.

Dated:                        NORWEST BANK COLORADO, N.A.,
      ----------------------    Trustee


                              By:
                                 -----------------------------
                                 Authorized Signatory

                          [REVERSE SIDE OF NOTE]

                      CONVERGENT COMMUNICATIONS, INC.

                     13% Series A Senior Note due 2008

1.   PRINCIPAL AND INTEREST.

          The Company shall pay the principal of this Note on April 1, 2008.

          The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date, at the rate of 13% per annum, except that additional interest accrued on this Note pursuant to the fourth paragraph of this Section 1 and pursuant to the Notes Registration Rights Agreement (as defined herein) will accrue at the rate or rates borne by the Notes from time to time as set forth in the Notes Registration Rights Agreement.

          Interest shall be payable semi-annually (to the Holders of record of the Notes (or any Predecessor Notes) at the close of business on the March 15 or September 15 immediately preceding the Interest Payment Date). The Company shall pay interest on overdue principal and premium, if any, from time to time on demand at the interest rate then in effect and shall pay interest on overdue installments of interest and additional interest (as discussed below), if any, (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful.

          The Holder of this Note shall be entitled to the benefits of the Notes Registration Rights Agreement dated as of April 2, 1998, among the Company and the Purchasers named therein (the "NOTES REGISTRATION RIGHTS AGREEMENT"). In the event that (a) the Exchange Offer Registration Statement (as such term is defined in the Notes Registration Rights Agreement) is not filed with the Securities and Exchange Commission on or prior to the 90th calendar day following the date of original issue of the Notes, (b) the Exchange Offer Registration Statement (as such term is defined in the Notes Registration Rights Agreement) has not been declared effective on or prior to the 150th calendar day following the date of original issue of the Notes, (c) the Exchange Offer (as such term is defined in the Notes Registration Rights Agreement) is not consummated or, if required, a Shelf Registration Statement (as such term is defined in the Notes Registration Rights Agreement) with respect to the Notes is not declared effective on or prior to the 180th calendar day following the date of original issue of the Notes or (d) the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective but thereafter ceases to be effective or usable except in accordance with the Notes Registration Rights Agreement, the Company shall pay additional interest on the

Notes (in addition to the interest otherwise due on the Notes) in cash in arrears on each Interest Payment Date in an amount equal to one-half of one percent per annum of the principal amount of the Notes with respect to the first 90-day period following any of such events described in clauses (a) through (d) above, which rate shall be increased by an additional one-half of one percent per annum to a maximum of one and one-half percent per annum for each subsequent 90-day period until such Registration Default has been cured. Upon (w) the filing of the Exchange Offer Registration Statement after the 90-day period described in clause (a) above, (x) the effectiveness of the Exchange Offer Registration Statement after the 150-day period described in clause (b) above, (y) the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement, as the case may be, after the 180-day period described in clause (c) above or (z) the cure of any event described in clause (d) above, such additional interest rate borne by this Note from the date of such filing, effectiveness, consummation or cure, as the case may be, shall cease to accrue; PROVIDED, HOWEVER, that, if after any such additional interest ceases to accrue, a different event specified in clause (a), (b), (c) or (d) above occurs, such additional interest rate may again be increased pursuant to the foregoing provisions.

          Interest on this Note shall accrue at the rate of 13% per annum from the most recent Interest Payment Date to which cash interest has been paid or duly provided for; PROVIDED that, if there is no existing default in the payment of interest and if this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum equal to the rate of interest applicable to the Notes.

2.   METHOD OF PAYMENT.

          The Company shall pay interest (except defaulted interest) on the principal amount of the Notes on each April 1 and October 1 to the Persons who are Holders (as reflected in the Note Register at the close of business on the March 15 and September 15 immediately preceding the Interest Payment
Date), in each case, even if the Note is cancelled on registration of transfer or registration of exchange after such Regular Record Date; PROVIDED that, with respect to the payment of principal, the Company will make payment to the Holder that surrenders this Note to any Paying Agent on or after April 1, 2008.

          The Company shall pay principal (and premium, if any) and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal (and premium, if any) and interest by its check payable in immediately available funds. The Company may pay interest on the Notes either (a) by mailing a check for such interest to a Holder's registered address (as reflected in the Note Register) or (b) by wire transfer to an account located in the United States maintained by the payee. If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

3.   PAYING AGENT AND REGISTRAR.

          Initially, the Trustee shall act as Paying Agent and Note Registrar. The Company may change any Paying Agent or Note Registrar upon written notice thereto. The Company and any Person authorized by the Company may act as Paying Agent, Note Registrar or co-Note Registrar.

4.   INDENTURE; LIMITATIONS.

          The Company issued the Notes under an Indenture dated as of April 2, 1998 (the "INDENTURE"), between the Company and Norwest Bank, N.A., trustee (the "Trustee"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

          The Notes are unsecured senior obligations of the Company. The Indenture limits the aggregate principal amount of the Notes to $160,000,000.

5.   REDEMPTION.

          The Notes shall be redeemable, at the option of the Company, as a whole or from time to time in part, at any time on or after April 1, 2003 on not less than 30 nor more than 60 days' prior notice at the Redemption Prices (expressed as percentages of principal amount) set forth below, together with accrued and unpaid interest, if any, to the Redemption Date, if redeemed during the 12-month period beginning on April 1 of the years indicated below (subject to the right of holders of record on relevant record dates to receive interest due on a relevant Interest Payment Date):

                                REDEMPTION
     YEAR                         PRICE
     ----                       ----------
     2003 ...................     106.50%


                                     A-8


     2004 ...................     104.33
     2005 ...................     102.17
     2006 and thereafter.....     100.00

          Notwithstanding the foregoing, on or prior to April 1 2001, the Company may, at its option, use the net proceeds of one or more Public Equity Offerings or one or more sales of Common Stock to a Strategic Equity Investor yielding gross cash proceeds to the Company of not less than $50 million to redeem up to 35% of the aggregate principal amount of the originally issued Notes, in each case on a PRO RATA basis, at a Redemption Price equal to 113% of the principal amount thereof, together with accrued and unpaid interest to the Redemption Date; PROVIDED that, not less than 65% of the originally issued aggregate principal amount of Notes would remain Outstanding immediately after each such redemption.

          If less than all the Notes are to be redeemed, the particular Notes to be redeemed will be selected not more than 60 days prior to the Redemption Date by the Trustee by lot; PRO RATA or by such other method as the Trustee in its sole discretion will deem fair and appropriate or in such manner as complies with the requirements of the principal securities exchange, if any, on which the Notes being redeemed are listed and DTC; PROVIDED that any redemption following one or more Public Equity Offerings or sales of Common Stock to a Strategic Equity Investor will be made on a PRO RATA or on as nearly a PRO RATA basis as practicable (subject to the procedures of DTC); PROVIDED, HOWEVER, that no such partial redemption will reduce the principal amount of a Note not redeemed to less than $1,000. Notice of redemption will be mailed, first-class postage prepaid, at least 30 but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address. On and after the Redemption Date, cash interest will cease to accrue on Notes or portions thereof called for redemption and accepted for payment.

6.   REPURCHASE UPON A CHANGE IN CONTROL AND ASSET SALES.

          Upon the occurrence of a Change of Control, the Company is obligated to make an offer to purchase all Outstanding Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid cash interest, if any, to the date of purchase. Upon the occurrence of certain Asset Sales, the Company may be obligated to make offers to purchase Notes with a portion of the Net Cash Proceeds of such Asset Sales at a purchase price of 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.

7.   DENOMINATIONS; TRANSFER; EXCHANGE.

          The Notes are in registered form without coupons, in denominations of $1,000 and multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Note Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

8.   PERSONS DEEMED OWNERS.

          A Holder may be treated as the owner of a Note for all purposes.

9.   UNCLAIMED MONEY.

          If money for the payment of the principal (and premium, if any) or interest remains unclaimed for one year, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

10.  DISCHARGE PRIOR TO MATURITY.

          If the Company irrevocably deposits, or causes to be deposited, with the Trustee money or U.S. Government Securities (or a combination thereof) sufficient to pay the then Outstanding principal amount (including premium, if any) and accrued interest, if any, on the Notes on the Stated Maturity (or upon redemption, if applicable), and complies with the other applicable conditions set forth in the Indenture, the Company will be discharged from the Indenture and the Notes, except in certain circumstances for certain sections thereof, or from certain covenants set forth in the Indenture.

11.  AMENDMENT; SUPPLEMENT; WAIVER.

          Subject to certain exceptions and conditions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then Outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Notes then Outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not adversely affect the rights of any Holder.

12.  RESTRICTIVE COVENANTS.

          The Indenture contains certain covenants, including, without limitation, covenants with respect to the following matters: (i)
Indebtedness; (ii) Restricted Payments; (iii) issuances and sales of Capital Stock of Restricted Subsidiaries;

(iv) transactions with Affiliates; (v) Liens; (vi) issuances of guarantees of Indebtedness by Restricted Subsidiaries; (vii) disposition of proceeds of Asset Sales; (viii) dividend and other payment restrictions affecting Restricted Subsidiaries; (ix) consolidation, merger and certain transfers of assets; and (x) transactions with Affiliates. Within 120 days after the end of each fiscal year and within 50 days after the end of each fiscal quarter of each year, the Company must report to the Trustee on compliance with such limitations.

13.  SUCCESSOR PERSONS.

          Except as provided in the Indenture, when a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

14.  REMEDIES FOR EVENTS OF DEFAULT.

          If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of at least 25% of the aggregate principal amount of the Notes then Outstanding may declare all the Notes to be immediately due and payable. If a bankruptcy or insolvency default with respect to the Company or any of its Material Restricted Subsidiaries occurs and is continuing, the Notes automatically become immediately due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in aggregate principal amount of the Notes then Outstanding may direct the Trustee in its exercise of any trust or power.

15.  TRUSTEE DEALINGS WITH COMPANY.

          The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for, and otherwise deal with, the Company and its Affiliates as if it were not the Trustee.

16.  AUTHENTICATION.

          This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

17.  ABBREVIATIONS.

          Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors Act).

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Convergent Communication, Inc., 67 Inverness Drive East, Suite 110, Englewood, Colorado 80112, Attention: Chief Financial Officer.

                                ASSIGNMENT FORM

     To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

------------------------------------------------------------------------------
               (Insert assignee's soc. sec. or tax I.D. no.)
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
           (Print or type assignee's name, address and zip code)

and irrevocably appoint ______________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

------------------------------------------------------------------------------



Your Signature:
               ---------------------------------------------------------------
             (Sign exactly as your name appears on the face of this Note)


Date:
     ----------------------------------

By:
   -------------------------------------------------------
     Notice: To be executed by an executive officer


Signature Guarantee:(2)
                       -----------------------------------

--------------------------------

(2) (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock

------------------------------------------------------------------------------
Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred

     CHECK ONE BOX BELOW

          (1)  / /  to the Company; or

          (2) / / pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

          (3) / / pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

          (4) / / pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

          Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof, PROVIDED, HOWEVER, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Notes such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                       ----------------------------
                                               Signature

Signature Guarantee (1)


-----------------------------
(1) (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

--------------------------              ----------------------------
Signature must be guaranteed            Signature


           TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED
          The undersigned represents and warrants that it (a) is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, (b) is aware that the sale to it is being made in reliance on Rule 144A, (c) acknowledges (i) it has been afforded an opportunity to request from the Company and to review, and has received, all additional information considered by such person to be necessary to evaluate an investment in the Notes and it has not relied on the Initial Purchasers or any person affiliated with the Initial Purchasers in connection with its investigation of the accuracy of such information or its investment decision, and (iii) no person has been authorized to give information or to make any representation concerning the Company or the Notes other than information given by officers and employees of the Company in connection with such person's examination of the Company and, if given or made, such other representation should not be relied upon as having been authorized by the Company or the Initial Purchasers and (d) is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Date:
      -----------------------

              NOTICE:  To be executed by an executive officer



-------------------------

                        OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Note purchased by the Company pursuant to Section 1014 or 1015 of the Indenture, check the box below:

     / / Section 1014                   / / Section 1015

     If you want to elect to have only part of the Note purchased by the Company pursuant to Section 1014 or Section 1015 of the Indenture, state the amount you elect to have purchased: $
                            ---------------

Date:                    Your Signature:
      ------------                       ------------------------------
                                        (Sign exactly as your name appears on
                                        the Note)

                         Tax                                   Identification
                         No.:
                             ------------------------


Signature Guarantee.(1)


Signature must be guaranteed.




--------------------------------
(1) (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                  SCHEDULE A

                          SCHEDULE OF PRINCIPAL AMOUNT*

     The following increases or decreases in the principal amount of this Global Note have been made:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  Date of      Amount of       Amount of     Principal         Signature of
Exchange or   decrease in    increase in     Amount of         authorized
  Transfer     Principal       Principal     this Global       signatory of
               Amount of      Amount of        Note             Trustee or
              this Global    this Global     following            Note
                  Note          Note        such decrease       Custodian
                                            or increase
-------------------------------------------------------------------------------







-------------------------------------------------------------------------------








-------------------------------------------------------------------------------







-------------------------------------------------------------------------------








-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

------------------------------------------

* TO BE ATTACHED ONLY TO GLOBAL NOTES.

                                                                  EXHIBIT B

                      [FORM OF FACE OF EXCHANGE NOTE]

                   [GLOBAL NOTES LEGEND, IF APPLICABLE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                        CONVERGENT COMMUNICATIONS, INC.

                       13% Series B Senior Note due 2008

                                                     CUSIP/INIS
                                                                -----------
No.
    -------

          CONVERGENT COMMUNICATIONS, INC., a Colorado corporation (the "COMPANY", which term includes any successor under this Indenture hereinafter referred to), for value received, promises to pay to ___________, or its registered assigns, the principal sum of ______ ______ Dollars ($________), on April 1, 2008

          Issue Date:              April 2,1998

          Initial Interest Rate:   13% per annum.

          Interest Payment Dates:  April 1 and October 1 of each year.

          Regular Record Dates:    March 15 and September 15 of each year.

          Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

Date:                               CONVERGENT COMMUNICATIONS, INC.
      ---------------------

                                    By:
                                       ----------------------------------
                                       Name:
                                       Title:


                              (SEAL)


             (Form of Trustee's Certificate of Authentication)


This is one of the 13% Series B Senior Notes due 2008 referred to in the within-mentioned Indenture.

Dated:                              NORWEST BANK COLORADO, N.A.,
       --------------------            Trustee


                                    By:
                                       ----------------------------------
                                       Authorized Signatory

                             [REVERSE SIDE OF NOTE]

                        CONVERGENT COMMUNICATIONS, INC.

                       13% Series B Senior Note due 2008



1.   PRINCIPAL AND INTEREST.

          The Company shall pay the principal of this Note on April 1,2008.

          The Company promises to pay interest on the principal amount of this Note on each Interest Payment Date at the rate of 13% per annum.

          Interest shall be payable semi-annually (to the Holders of record of the Notes (or any Predecessor Notes) at the close of business on the March 15 or September 15 immediately preceding the Interest Payment Date). The Company shall pay interest on overdue principal and premium, if any, from time to time on demand at the interest rate then in effect and shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful.

          Interest on this Note shall accrue at the rate of 13% per annum from the most recent Interest Payment Date to which cash interest has been paid or duly provided for; PROVIDED that, if there is no existing default in the payment of interest and if this Note is authenticated between a Regular Record Date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          The Company shall pay interest on overdue principal and premium, if any, and interest on overdue installments of interest, to the extent lawful, at a rate per annum equal to the rate of interest applicable to the Notes.

2.   METHOD OF PAYMENT.

          The Company shall pay interest (except defaulted interest) on the principal amount of the Notes on each April 1 and October 1 to the Persons who are Holders (as reflected in the Note Register at the close of business on the March 15 and September 15 immediately preceding the Interest Payment
Date), in each case, even if the Note is cancelled on registration of transfer or registration of exchange after such Regular Record Date; PROVIDED that, with respect to the payment of principal, the Company will make payment to the Holder that surrenders this Note to any Paying Agent on or after April 1,

2008.

          The Company shall pay principal (and premium, if any) and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay principal (and premium, if any) and interest by its check payable in immediately available funds. The Company may pay interest on the Notes either (a) by mailing a check for such interest to a Holder's registered address (as reflected in the Note Register) or (b) by wire transfer to an account located in the United States maintained by the payee. If a payment date is a date other than a Business Day at a place of payment, payment may be made at that place on the next succeeding day that is a Business Day and no interest shall accrue for the intervening period.

3.   PAYING AGENT AND REGISTRAR.

          Initially, the Trustee shall act as Paying Agent and Note Registrar. The Company may change any Paying Agent or Note Registrar upon written notice thereto. The Company and any Person authorized by the Company may act as Paying Agent, Note Registrar or co-Note Registrar.

4.   INDENTURE; LIMITATIONS.

          The Company issued the Notes under an Indenture dated as of April 2, 1998 (the "INDENTURE"), between the Company and Norwest Bank, N.A., trustee (the "TRUSTEE"). Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act. The Notes are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of all such terms. To the extent permitted by applicable law, in the event of any inconsistency between the terms of this Note and the terms of the Indenture, the terms of the Indenture shall control.

          The Notes are unsecured senior obligations of the Company. The Indenture limits the aggregate principal amount of the Notes to $160,000,000.

5.   REDEMPTION.

          The Notes shall be redeemable, at the option of the Company, as a whole or from time to time in part, at any time on or after April 1, 2003 on not less than 30 nor more than 60 days' prior notice at the Redemption Prices (expressed as percentages of principal amount) set forth below, together with accrued and unpaid interest, if any, to the Redemption Date, if redeemed during the 12-month period beginning on April 1 of the years indicated below (subject to the right of holders of record on relevant record dates to receive interest due on a relevant Interest Payment Date):

                                                  REDEMPTION
     YEAR                                            PRICE
     ----                                         ----------

     2003.....................................      106.50%
     2004.....................................      104.33
     2005.....................................      102.17
     2006 and thereafter......................      100.00

          Notwithstanding the foregoing, on or prior to April 1, 2001, the Company may, at its option, use the net proceeds of one or more Public Equity Offerings or one or more sales of Common Stock to a Strategic Equity Investor yielding gross cash proceeds to the Company of not less than $50 million to redeem up to 35% of the aggregate principal amount of the originally issued Notes, in each case on a PRO RATA basis, at a Redemption Price equal to 113% of the principal amount thereof, together with accrued and unpaid interest to the Redemption Date; PROVIDED that, not less than 65% of the originally issued aggregate principal amount of Notes would remain Outstanding immediately after each such redemption.

          If less than all the Notes are to be redeemed, the particular Notes to be redeemed will be selected not more than 60 days prior to the Redemption Date by the Trustee by lot; PRO RATA or by such other method as the Trustee in its sole discretion will deem fair and appropriate or in such manner as complies with the requirements of the principal securities exchange, if any, on which the Notes being redeemed are listed and DTC; PROVIDED that any redemption following one or more Public Equity Offerings or sales of Common Stock to a Strategic Equity Investor will be made on a PRO RATA or on as nearly a PRO RATA basis as practicable (subject to the procedures of DTC); PROVIDED, HOWEVER, that no such partial redemption will reduce the principal amount of a Note not redeemed to less than $1,000. Notice of redemption will be mailed, first-class postage prepaid, at least 30 but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at its registered address. On and after the Redemption Date, cash interest will cease to accrue on Notes or portions thereof called for redemption and accepted for payment.

6.   REPURCHASE UPON A CHANGE IN CONTROL AND ASSET SALES.

          Upon the occurrence of a Change of Control, the Company is obligated to make an offer to purchase all Outstanding Notes at a purchase price of 101% of the principal amount, plus accrued and unpaid cash interest, if any, to the date of purchase. Upon the occurrence of certain Asset Sales, the Company may be obligated to make offers to purchase Notes with a portion of the Net Cash Proceeds of such Asset Sales at a purchase price of 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase.

7.   DENOMINATIONS; TRANSFER; EXCHANGE.

          The Notes are in registered form without coupons, in denominations of $1,000 and multiples of $1,000 in excess thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Note Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

8.   PERSONS DEEMED OWNERS.

          A Holder may be treated as the owner of a Note for all purposes.

9.   UNCLAIMED MONEY.

          If money for the payment of the principal (and premium, if any) or interest remains unclaimed for one year, the Trustee and the Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment, unless an abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

10.  DISCHARGE PRIOR TO MATURITY.

          If the Company irrevocably deposits, or causes to be deposited, with the Trustee money or U.S. Government Securities (or a combination thereof) sufficient to pay the then Outstanding principal amount (including premium, if any) and accrued interest, if any, on the Notes on the Stated Maturity (or upon redemption, if applicable), and complies with the other applicable conditions set forth in the Indenture, the Company will be discharged from the Indenture and the Notes, except in certain circumstances for certain sections thereof, or from certain covenants set forth in the Indenture.

11.  AMENDMENT; SUPPLEMENT; WAIVER.

          Subject to certain exceptions and conditions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then Outstanding, and any existing default or compliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the Notes then Outstanding. Without notice to or the consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency and make any change that does not adversely affect the rights of any Holder.

12.  RESTRICTIVE COVENANTS.

          The Indenture contains certain covenants, including, without limitation, covenants with respect to the following matters: (i) Indebtedness; (ii) Restricted Payments; (iii) issuances and sales of Capital Stock of Restricted Subsidiaries; (iv) transactions with Affiliates; (v) Liens; (vi) issuances of guarantees of Indebtedness by Restricted Subsidiaries; (vii) disposition of proceeds of Asset Sales; (viii) dividend and other payment restrictions affecting Restricted Subsidiaries; (ix) consolidation, merger and certain transfers of assets; and (x) transactions with Affiliates. Within 120 days after the end of each fiscal year and within 50 days after the end of each fiscal quarter of each year, the Company must report to the Trustee on compliance with such limitations.

13.  SUCCESSOR PERSONS.

          When a successor person or other entity assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor person will be released from those obligations.

14.  REMEDIES FOR EVENTS OF DEFAULT.

          If an Event of Default, as defined in the Indenture, occurs and is continuing, the Trustee or the Holders of at least 25% of the aggregate principal amount of the Notes then Outstanding may declare all the Notes to be immediately due and payable. If a bankruptcy or insolvency default with respect to the Company or any of its Material Restricted Subsidiaries occurs and is continuing, the Notes automatically become immediately due and payable. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of at least a majority in aggregate principal amount of the Notes then Outstanding may direct the Trustee in its exercise of any trust or power.

15.  TRUSTEE DEALINGS WITH COMPANY.

          The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for, and otherwise deal with, the Company and its Affiliates as if it were not the Trustee.

16.  AUTHENTICATION.

          This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

17.  ABBREVIATIONS.

          Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (= Uniform Gifts to Minors
Act).

          The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to Convergent Communication, Inc., 67 Inverness Drive East, Suite 110, Englewood, Colorado 80112, Attention: Chief Financial Officer.

                                ASSIGNMENT FORM

     To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to

--------------------------------------------------------------------------------
               (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
           (Print or type assignee's name, address and zip code)

and irrevocably appoint_________________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

--------------------------------------------------------------------------------

Your Signature:
               ------------------------------------------------------------
               (Sign exactly as your name appears on the face of this Note)


Date:
     ---------------------------------------


By:
    ----------------------------------------------------------------------
    Notice: To be executed by an executive officer


Signature Guarantee:(2)
                       ----------------------------------------------------
--------------------------------------
(2) (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock

----------------------------------------------------------------------------
Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

In connection with any transfer of any of the Notes evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being transferred

     CHECK ONE BOX BELOW

          (1)  / /  to the Company; or

          (2) / / pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

          (3) / / pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

          (4) / / pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

          Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof, PROVIDED, HOWEVER, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Notes such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.


                                       -----------------------------------
                                                Signature

Signature Guarantee (1)

---------------------------------------
(1) (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

---------------------------             --------------------------------------
Signature must be guaranteed            Signature
           TO BE COMPLETED BY PURCHASER IF (2) ABOVE IS CHECKED

          The undersigned represents and warrants that it (a) is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, (b) is aware that the sale to it is being made in reliance on Rule 144A,
(c) acknowledges (i) it has been afforded an opportunity to request from the Company and to review, and has received, all additional information considered by such person to be necessary to evaluate an investment in the Notes and it has not relied on the Initial Purchasers or any person affiliated with the Initial Purchasers in connection with its investigation of the accuracy of such information or its investment decision, and (iii) no person has been authorized to give information or to make any representation concerning the Company or the Notes other than information given by officers and employees of the Company in connection with such person's examination of the Company and, if given or made, such other representation should not be relied upon as having been authorized by the Company or the Initial Purchasers and (d) is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Date:
      ---------------------------

              NOTICE:  To be executed by an executive officer


----------------------------------

                     OPTION OF HOLDER TO ELECT PURCHASE

     If you want to elect to have this Note purchased by the Company pursuant to Section 1014 or 1015 of the Indenture, check the box below:

     / / Section 1014                   / / Section 1015

     If you want to elect to have only part of the Note purchased by the Company pursuant to Section 1014 or Section 1015 of the Indenture, state the amount you elect to have purchased: $
                           ------------------


Date:                              Your Signature:
      ----------------                            ----------------------------
                                                  (Sign exactly as your name
                                                  appears on the Note)

                                   Tax                         Identification
                                   No.:
                                       -----------------------------


Signature Guarantee.(1)



Signature must be guaranteed.




--------------------------------------
(1) (Signature must be guaranteed by a financial institution that is a member of the Securities Transfer Agent Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP"), the New York Stock Exchange, Inc. Medallion Signature Program ("MSP") or such other signature guarantee program as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, SEMP or MSP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                     SCHEDULE A

                            SCHEDULE OF PRINCIPAL AMOUNT*

     The following increases or decreases in the principal amount of this Global Note have been made:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    Date of         Amount of       Amount of       Principal     Signature of
  Exchange or      decrease in     increase in      Amount of      authorized
    Transfer        Principal       Principal      this Global    signatory of
                    Amount of      Amount of          Note         Trustee or
                   this Global     this Global      following         Note
                      Note            Note        such decrease    Custodian
                                                   or increase
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------

* TO BE ATTACHED ONLY TO GLOBAL NOTES.

                                                                       EXHIBIT C


                   FORM OF TRANSFER CERTIFICATE FOR TRANSFER FROM
                                  U.S. GLOBAL NOTE
                       TO REGULATION S TEMPORARY GLOBAL NOTE
            (Transfers pursuant to Section 311(a)(ii) of the Indenture)


Norwest Bank Colorado, N.A.
1740 Broadway
Denver, CO 80274
Attn:   Amy E. Buck
        Corporate Trust and Escrow Services


          Re:  Convergent Communications, Inc.
               13% Senior Notes due 2008 (the "Notes")
               ---------------------------------------

          Reference is hereby made to the Indenture dated as of April 2, 1998 (the "INDENTURE") between Convergent Communications, Inc., as Issuer, and Norwest Bank, N.A., as Trustee. Capitalized terms used and not defined herein have the meanings given them in the Indenture. Capitalized terms used herein and not defined herein or in the Indenture have the meanings set forth in Regulation S.

          This letter relates to U.S. $[principal amount] aggregate principal amount of Notes which are held in the form of the U.S. Global Note
(CUSIP No.    ) with the Depositary in the name of [name of transferor]  (the
"Transferor") to effect the transfer of the Notes in exchange for an equivalent security entitlement in the Regulation S Temporary Global Note.

          In connection with such request, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Notes and (i) with respect to transfers made in reliance on Regulation S, does hereby certify that:

          (1) the offer of the Notes was not made to a person in the United States;

          (2) the transaction was executed in on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in contravention of the requirements of Rule 903(a)(2) or 904(a)(2) of Regulation S, as applicable; and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the United States Securities Act of 1933, as amended (the "SECURITIES ACT");

(ii) with respect to transfers made in reliance on Rule 144, does hereby certify that the Notes are being transferred in a transaction permitted by Rule 144 under the Securities Act; and (iii) with respect to transfers made in reliance on Rule 144, does hereby certify that such Notes are being transferred in accordance with Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

          In addition, if the sale is made during a distribution compliance period and the provisions of Rule 903(b)(2) or (3) or Rule 904(a)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(a)(1), as the case may be.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                                       [Name of Transferor]


                                                       By:
                                                          ----------------
                                                          Name:
                                                          Title:
Date:

cc:  Convergent Communications, Inc.
     67 Inverness Drive East
     Suite 110
     Englewood, CO  80112

     Attn: Chief Financial Officer

                                                                       EXHIBIT D


                     FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                      FROM REGULATION S TEMPORARY GLOBAL NOTE
                                TO U.S. GLOBAL NOTE
            (Transfers pursuant to Section 311(a)(iii) of the Indenture)


Norwest Bank Colorado, N.A.
1740 Broadway
Denver, CO 80274
Attn:   Amy E. Buck
        Corporate Trust and Escrow Services
          Re:  Convergent Communications, Inc.
               13% Senior Notes due 2008 (the "Notes")
               ---------------------------------------

          Reference is hereby made to the Indenture dated as of April 2, 1998 (the "INDENTURE") between Convergent Communications, Inc., as Issuer, and Norwest Bank, N.A., as Trustee. Capitalized terms used and not defined herein have the meanings given them in the Indenture.

          This letter relates to U.S. $[principal amount] aggregate principal amount of Notes which are held in the form of the Regulation S Temporary Global
Note (ISIN No. [     ]) with the Depositary in the name of [name of transferor]
(the "Transferor") to effect the transfer of the Notes in exchange for an equivalent security entitlement in the U.S. Global Note.

          In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with (i) the transfer restrictions set forth in the Notes and (ii) Rule 144A under the United States Securities Act of 1933, as amended, to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A.

                                                       [Name of Transferor],


                                                       By:
                                                          -------------------
                                                          Name:

                                                          Title:



Dated:


cc:   Convergent Communications, Inc.
      67 Inverness Drive East
      Suite 110
      Englewood, CO  80112
      Attn: Chief Financial Officer

                                                                       EXHIBIT E

                     FORM OF TRANSFER CERTIFICATE FOR TRANSFER
                  FROM GLOBAL NOTE OR TRANSFER RESTRICTED SECURITY
                          TO  TRANSFER RESTRICTED SECURITY
                   (Transfers pursuant to Section 311(a)(iv) or
                         Section 311(a)(v) of the Indenture)

Norwest Bank Colorado, N.A.
1740 Broadway
Denver, CO 80274
Attn:  Amy E. Buck
       Corporate Trust and Escrow Services

                  Re:  Convergent Communications, Inc.
                       13% Senior Notes due 2008 (the "Notes")
                       ---------------------------------------

          Reference is hereby made to the Indenture dated as of April 2, 1998 (the "Indenture") between Convergent Communications, Inc., as Issuer, and Norwest Bank, N.A., as Trustee. Capitalized terms used and not defined herein have the meanings given them in the Indenture.

          This letter relates to U.S. $[principal amount] aggregate principal amount of Notes which are held [in the form of the [U.S./Regulation S] [Global]
[Transfer Restricted]  [Note] [Security] (CUSIP Nos.      /ISIN No.           )
with the Depositary(10) in the name of [name of transferor] (the "Transferor") to effect the transfer of the Notes.

          In connection with such request, and in respect of such Notes, the Transferor does hereby certify that such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Notes and (ii) in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

                                                       [Name of Transferor]

                                                       By:
                                                          -------------------
                                                       Name:
                                                       Title:

-------------------------------------
(1) Insert and modify, if appropriate.

Dated:

cc:  Convergent Communications, Inc.
     67 Inverness Drive East
          Suite 110
          Englewood, CO  80112
          Attn: Chief Financial Officer

                                                                       EXHIBIT F


                        FORM OF CERTIFICATE FOR TRANSFERS OF
                         REGULATION S TEMPORARY GLOBAL NOTE
                       FOR REGULATION S PERMANENT GLOBAL NOTE
                   (Transfers pursuant to Section 2.07(a)(viii))
                                    (Transferor)


[MORGAN GUARANTY TRUST HOLDINGS
OF NEW YORK, BRUSSELS OFFICE AS
OPERATOR OF THE EUROCLEAR SYSTEM]

[CEDEL BANK, SOCIETE ANONYME]

          Re:  Convergent Communications, Inc.
               13% Senior Notes due 2008 (the "Notes")
               ---------------------------------------

          Reference is hereby made to the Indenture dated as of April 2, 1998 (the "INDENTURE") between Convergent Communications, Inc., as Issuer, and Norwest Bank, N.A., as Trustee. Capitalized terms used and not defined herein have the meanings given them in the Indenture.

          This certificate relates to U.S. $[principal amount] aggregate principal amount of Notes which are held in the form of the Regulation S
Temporary Global Note (ISIN No.           ) with the Depositary in the name
[name of transferor] (the "Transferor") to effect the transfer of the security entitlement in such Regulation S Temporary Global Note for a security entitlement in an equivalent aggregate principal amount of the Regulation S Permanent Global Note.

          In connection with such request, and in respect of such Notes, we confirm that:

          1. We are either not a U.S. person (as defined below) or we have purchased our security entitlement in the above referenced Regulation S Temporary Global Note in a transaction that is exempt from the registration requirements under the Securities Act.

          2. We are delivering this certificate in connection with obtaining a security entitlement in the Regulation S Permanent Global Note in exchange for our security entitlement in the Regulation S Temporary Global Note.

          For purposes of this certificate. "U.S. PERSON" means (i) any individual resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which any trustee is a U.S. person (other than a trust of which at least one trustee is a non-U.S. person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person), (v) any agency or branch of a foreign entity located in the United States, (vi) any non-discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. person), (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501 (a) under the Securities Act who are not natural persons, estates or trusts); PROVIDED, HOWEVER, that the term "U.S. person" shall not include (A) a branch or agency of a U.S. person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and (C) the international organizations set forth in Section 902(o)(7) of Regulation S under the Securities Act and any other similar international organizations, and their agencies, affiliates and pension plans.

          We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or other proceedings with respect to the matters covered by this certificate.

                                             Very truly yours,

                                             [TRANSFEROR]

                                             By:
                                                --------------------------
                                                  Name:
                                                  Title:

                                             To be completed by the account
                                             holder as, or as agent for, the
                                             entitlement holder(s) of the Notes
                                             to which this certificate relates.

     Dated:

cc:  Convergent Communications, Inc.
     67 Inverness Drive East
     Suite 110
     Englewood, CO  80112
     Attn: Chief Financial Officer

                                                                  EXHIBIT G


                  FORM OF CERTIFICATE FOR TRANSFERS OF
                   REGULATION S TEMPORARY GLOBAL NOTE
                 FOR REGULATION S PERMANENT GLOBAL NOTE
              (Transfers pursuant to Section 2.07(a)(viii))
                          (Euroclear or Cedel)


Norwest Bank Colorado, N.A., as Trustee
1740 Broadway
Denver, CO 80274
Attn:  Amy E. Buck
       Corporate Trust and Escrow Services
          Re:  Convergent Communications, Inc.
               13% Senior Notes due 2008 (the "Notes")
               ---------------------------------------

          Reference is hereby made to the Indenture dated as of April 2, 1998 (the "Indenture") between Convergent Communications, Inc., as Issuer, and Norwest Bank, N.A., as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

          This certificate relates to U.S. $[principal amount] aggregate principal amount of Notes which are held in the form of the Regulation S
Temporary Global Note (ISIN No.   ) with the Depositary to effect the transfer
of the security entitlement in such Regulation S Temporary Global Note for a security entitlement in an equivalent aggregate principal amount of the Regulation S Permanent Global Note.

          In connection with such request, this is to certify that, based solely on certificates we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount of the Regulation S Temporary Global Note set forth above (our "MEMBER ORGANIZATIONS") substantially to the
effect set forth in the Indenture, U.S. $[      ] aggregate principal amount of
the Notes is owned by persons that are not citizens or residents of the United States, domestic partnerships, domestic corporations or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source or any other person deemed a "U.S. person" under Regulation S under the Securities Act of 1993, as amended.

          We further certify (i) that we are not making available herewith for exchange (or if relevant, exercise of any rights of collection of any interest) any portion of the Regulation S Global Note excepted in such certificates and
(ii) that, as of the date hereof, we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights of collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

          We understand that this certificate is required in connection with certain laws, and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

                                        Very truly yours,


                                        [MORGAN GUARANTY TRUST COMPANY OF NEW
                                        YORK, BRUSSELS OFFICE AS OPERATOR OF THE
                                        EUROCLEAR SYSTEM]

                                        [CEDEL BANK, SOCIETE ANONYME]


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title:

Dated:


cc:  Convergent Communications, Inc.
     67 Inverness Drive East
     Suite 110
     Englewood, CO  80112
     Attn: Chief Financial Officer

                                                                  EXHIBIT H


                  FORM OF CERTIFICATE FOR TRANSFERS OF
                 REGULATION S PERMANENT GLOBAL NOTE FOR
                         CERTIFICATED SECURITIES
              (Transfers pursuant to Section 2.07(a)(viii))
                              (Transferor)


Norwest Bank Colorado, N.A.
1740 Broadway
Denver, CO 80274
Attn:

          Re:  Convergent Communications, Inc.
               13% Senior Notes due 2008 (the "Notes")
               ---------------------------------------

          Reference is hereby made to the Indenture dated as of April 2, 1998 (the "Indenture") between Convergent Communications ,Inc., as Issuer and Norwest Bank, N.A., as Trustee. Capitalized terms used and not defined herein have the meanings given them in the Indenture.

          This certificate relates to U.S. $[principal amount] aggregate principal amount of Notes which are held in the form of the Regulation S
Permanent Global Note (ISIN No.    ) with the Depositary in the name of [name of
transferor] (the "TRANSFEROR") to effect the transfer of the security entitlement in such Regulation S Permanent Global Note for an equivalent aggregate principal amount of certificated notes.

          In connection with such request, and in respect of such Notes, we confirm that:

          1. We are either not a U.S. person (as defined below) or we have purchased our security entitlement in the above referenced Regulation S Permanent Global Note in a transaction that is exempt from the registration requirements under the Securities Act.

          2. We are delivering this certificate in connection with obtaining a certificated security in exchange for our security entitlement in the Regulation S Permanent Global Note.

          For purposes of this certificate, "U.S. PERSON" means (i) any individual resident in the United States, (ii) any partnership or corporation organized or incorporated under the laws of the United States, (iii) any estate of which an executor or administrator is a U.S. person (other than an estate governed by foreign law and of which at least one executor or administrator is a non-U.S. person who has sole or shared investment discretion with respect to its assets), (iv) any trust of which any trustee is a U.S. person (other than a trust of which at least one trustee is a non-U.S. person who has sole or shared investment discretion with respect to its assets and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person), (v) any agency or branch of a foreign entity located in the United States, (vi) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person, (vii) any discretionary or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States (other than such an account held for the benefit or account of a non-U.S. person), (viii) any partnership or corporation organized or incorporated under the laws of a foreign jurisdiction and formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act (unless it is organized or incorporated, and owned, by accredited investors within the meaning of Rule 501 (a) under the Securities Act who are not natural persons, estates or trusts); PROVIDED, HOWEVER, that the term "U.S. person" shall not include (A) a branch or agency of a U.S. person that is located and operating outside the United States for valid business purposes as a locally regulated branch or agency engaged in the banking or insurance business, (B) any employee benefit plan established and administered in accordance with the law, customary practices and documentation of a foreign country and
     (C) the international organizations set forth in Section 902(o)(7) of Regulation S under the Securities Act and any other similar international organizations, and their agencies, affiliates and pension plans.

          We irrevocably authorize you to produce this certificate or a copy hereof to any interested party in any administrative or other proceedings with respect to the matters covered by this certificate.

                                        Very truly yours,

                                        [TRANSFEROR]

                                        By:
                                            ---------------------------
                                            Name:
                                            Title:

                                        To be completed by the account holder
                                        as, or as agent for, the entitlement
                                        holder(s) of the Notes to which this
                                        certificate relates.
     Dated:

     cc:  Convergent Communications, Inc.

          67 Inverness Drive East
          Suite 110
          Englewood, CO  80112
          Attn: Chief Financial Officer